UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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PG&E Corporation

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PG&E Corporation

Pacific Gas and Electric Company

Joint Notice of 2017 Annual Meetings Joint Proxy Statement

Tuesday, May 30, 2017

10:00 a.m. Pacific Time

PG&E Corporation and Pacific Gas and Electric Company Headquarters
77 Beale Street, San Francisco, California

PG&E Corporation

Pacific Gas and Electric Company

April 18, 2017

To the Shareholders of PG&E Corporation and Pacific Gas and Electric Company:

You are cordially invited to attend the 2017 annual meetings of PG&E Corporation and Pacific Gas and Electric Company. The meetings will be held concurrently on Tuesday, May 30, 2017, at 10:00 a.m., at the PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California. Entry to the meetings will be through the atrium on Beale Street, between Market Street and Mission Street.

The following Joint Proxy Statement contains information about matters to be considered at both the PG&E Corporation and Pacific Gas and Electric Company annual meetings.

PG&E Corporation and Pacific Gas and Electric Company shareholders will be asked to vote on the following matters:

•	nominees for director,

•	ratification of the appointment of the independent registered public accounting firm for 2017,

•	advisory vote to approve executive compensation, and

•	advisory vote on the frequency of the advisory vote on executive compensation.

The Boards of Directors and management of PG&E Corporation and Pacific Gas and Electric Company recommend that you vote “FOR” each of these items.

PG&E Corporation shareholders will also be asked to vote on a proposal submitted by an individual PG&E Corporation shareholder. The PG&E Corporation Board of Directors and management recommend that PG&E Corporation shareholders vote “AGAINST” this proposal.

Your vote on these items at the annual meetings is important. Whether or not you plan to attend the annual meetings, please vote soon so that your shares can be represented.

Sincerely,

Anthony F. Earley, Jr.

Executive Chair of the Board
PG&E Corporation

Geisha J. Williams

Chief Executive Officer and President
PG&E Corporation

Nickolas Stavropoulos

President and Chief Operating Officer
Pacific Gas and Electric Company

Joint Notice of Annual Meetings of Shareholders of PG&E Corporation and Pacific Gas and Electric Company

Tuesday, May 30, 2017

10:00 a.m. Pacific Time

PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street,
San Francisco, California

To the Shareholders of PG&E Corporation and Pacific Gas and Electric Company:

The annual meetings of shareholders of PG&E Corporation and Pacific Gas and Electric Company will be held concurrently on Tuesday, May 30, 2017, at 10:00 a.m., at the PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California, for the purpose of considering the following matters:

For PG&E Corporation and Pacific Gas and Electric Company shareholders:

•	To elect the following 13 and 14 individuals, respectively, nominated by the applicable Board of Directors to each serve as director on each Board for the ensuing year:

Lewis Chew	Roger H. Kimmel	Barbara L. Rambo
Anthony F. Earley, Jr.	Richard A. Meserve	Anne Shen Smith
Fred J. Fowler	Forrest E. Miller	Nickolas Stavropoulos*
Jeh C. Johnson	Eric D. Mullins	Geisha J. Williams
Richard C. Kelly	Rosendo G. Parra

* Nominee for director of Pacific Gas and Electric Company only.

•	To ratify each Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2017 for each company,

•	To provide an advisory vote on each company’s executive compensation,

•	To provide an advisory vote on the frequency of each company’s shareholder advisory vote on executive compensation, and

•	To transact any other business that may properly come before the meetings and any adjournments or postponements of the meetings. Any matters raised before the meetings by shareholders must be properly submitted consistent with the respective company’s Bylaw requirements and other applicable requirements.

For PG&E Corporation shareholders:

•	To act upon a proposal submitted by an individual PG&E Corporation shareholder and described beginning on page 75.

This notice serves as the notice of annual meetings for those shareholders of PG&E Corporation or Pacific Gas and Electric Company who previously elected to receive their proxy materials in paper format. All other shareholders were sent an “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2017 and Notice of Annual Meeting of Shareholders” for PG&E Corporation or Pacific Gas and Electric Company, as applicable.

The Boards of Directors have set the close of business on March 31, 2017 as the record date for determining which shareholders are entitled to receive notice of and to vote at the annual meetings.

Dated: April 18, 2017

By Order of the Boards of Directors of
PG&E Corporation and Pacific Gas and Electric Company,

Linda Y.H. Cheng

Vice President, Corporate Governance and Corporate Secretary of
PG&E Corporation and Pacific Gas and Electric Company

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2017 Joint Proxy Statement	2

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2017 Joint Proxy Statement	3

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Joint Proxy Statement

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company are soliciting Proxies for use at the companies’ 2017 annual meetings of shareholders, including any adjournments or postponements. The 2017 Annual Meetings are scheduled to be held concurrently on Tuesday, May 30, 2017, at 10:00 a.m., at the PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California.

In connection with this Proxy solicitation, beginning on or about April 18, 2017, PG&E Corporation and the Utility each mailed or caused to be mailed to its respective shareholders (1) a Notice of Internet Availability, or (2) a copy of the Joint Notice, this Proxy Statement, a Proxy Card or Voting Instruction Card, and the 2016 Annual Report. The materials were sent to anyone who owned shares of common stock of PG&E Corporation and/or shares of preferred stock of the Utility at the close of business on March 31, 2017. This date is the record date set by the Boards to determine which shareholders may vote at and attend the annual meetings.

Defined Terms Used in this Proxy Statement

“2006 LTIP” refers to the PG&E Corporation 2006 Long-Term Incentive Plan.

“2014 LTIP” refers to the PG&E Corporation 2014 Long-Term Incentive Plan.

“2016 Annual Report” refers to the PG&E Corporation and Pacific Gas and Electric Company 2016 Joint Annual Report to Shareholders.

“2017 Annual Meetings” refers to the 2017 annual meetings of shareholders of PG&E Corporation and the Utility, which will be held concurrently on May 30, 2017.

“401(k) Plan” refers to the PG&E Corporation Retirement Savings Plan or the PG&E Corporation Retirement Savings Plan for Union-Represented Employees.

“Board” refers to the Board of Directors of either PG&E Corporation or Pacific Gas and Electric, as applicable.

“CD&A” refers to the section of the Proxy Statement entitled “Compensation and Discussion Analysis.”

“CEO” refers to the position of Chief Executive Officer.

“COO” refers to the position of Chief Operating Officer.

“Corporation” refers to PG&E Corporation.

“CPUC” refers to the California Public Utilities Commission.

“Guidelines” refers to the Corporate Governance Guidelines adopted by the Boards of PG&E Corporation and the Utility.

“Independent Auditor” refers to the independent registered public accounting firm.

“Joint Notice” refers to the Joint Notice of Annual Meetings of Shareholders of PG&E Corporation and Pacific Gas and Electric Company.

“LTIP” refers to the 2006 LTIP and/or the 2014 LTIP.

“NEO” or “Named Executive Officer” refers to an officer who is listed in the Summary Compensation Table of this Proxy Statement.

“Notice of Internet Availability” refers to the “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2017 and Notice of Annual Meetings of Shareholders” for PG&E Corporation or the Utility, as applicable, which was mailed to certain shareholders starting on or about April 18, 2017.

“NYSE” refers to the New York Stock Exchange.

“NYSE MKT” refers to the NYSE MKT LLC stock exchange (formerly known as the American Stock Exchange).

“Proxy” refers to your authorization for another person or persons to vote your shares at the 2017 Annual Meetings, in the manner indicated on the Proxy. Also may refer to the person or persons so authorized (also called proxy holders).

“Proxy Card” refers to your proxy card, on which you may indicate how you would like the named proxy holders to vote your shares at the 2017 Annual Meetings.

“Proxy Statement” refers to this 2017 Joint Proxy Statement for PG&E Corporation and the Utility.

“RSU” refers to a restricted stock unit.

“SEC” refers to the United States Securities and Exchange Commission.

“Section 16 Officer” refers to any “officer” as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934.

“STIP” refers to the Short-Term Incentive Plan.

“TSR” refers to Total Shareholder Return, measured by stock price appreciation and dividends paid, relative to companies in the Performance Comparator Group.

“Utility” refers to Pacific Gas and Electric Company.

“Voting Instruction Card” refers to the form used by beneficial shareholders or participants in a 401(k) Plan to transmit instructions to the nominee or plan trustee, respectively, on how to vote any shares for which that shareholder or plan participant has voting rights.

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2017 Proxy Statement Summary

This proxy statement summary highlights information to assist you in your review of this Proxy Statement. The summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

PG&E Corporation and the Utility are committed to operating with integrity, accountability, and transparency. Establishing and adhering to strong corporate governance practices goes hand in hand with this commitment. Our governance policies and practices are detailed in the companies’ Guidelines, which are adopted by the Boards. These Guidelines are regularly reviewed against industry best practices by the Nominating and Governance Committee and by the full Boards. Since the 2016 Joint Proxy Statement was issued, the Boards took action on the following governance matters:

•	Refreshed the composition of the Audit, Compensation, and Finance Committees by appointing a new member to each of these committees.

•	Elected Eric D. Mullins to the PG&E Corporation and Utility Boards of Directors in September 2016, and appointed him as a member of the companies’ Audit Committees.

•	Nominated the following individuals for election to the PG&E Corporation and/or Utility Boards of Directors for the first time at the 2017 Annual Meetings: Jeh C. Johnson (for both PG&E Corporation and the Utility) and Geisha J. Williams (for PG&E Corporation; Ms. Williams was elected as a director of the Utility at the 2016 annual meetings and also is standing for re-election to the Utility Board at the 2017 Annual Meetings).

•	Discussed and reviewed executive management succession planning, and elected Anthony F. Earley, Jr. as Executive Chair of the Board of PG&E Corporation, Geisha J. Williams as CEO and President of PG&E Corporation, and Nickolas Stavropoulos as President and COO of the Utility, all effective March 1, 2017.

•	Discussed and executed a Board leadership succession plan, and appointed Forrest E. Miller as lead director of PG&E Corporation and independent non-executive Chair of the Board of the Utility effective upon Barry Lawson Williams’ retirement from the Boards at the adjournment of the 2017 Annual Meetings on May 30, 2017.

2017 Annual Meetings of Shareholders

•	Time and Date	10:00 a.m., on Tuesday May 30, 2017

•	Place	PG&E Corporation and Pacific Gas and Electric Company headquarters, 77 Beale Street, San Francisco, California

•	Record Date	March 31, 2017

•	Voting	Shareholders as of the record date are entitled to vote.

Each share of PG&E Corporation common stock, Pacific Gas and Electric Company common stock, and Pacific Gas and Electric Company preferred stock is entitled to cast one vote on each of the respective company’s director nominees and one vote on each of that company’s other proposals.

•	Admission	All shareholders as of the record date are invited to attend the 2017 Annual Meetings. Shareholders must have an admission ticket and valid photo identification in order to enter the meeting. Please see the instructions on page 86.

Meeting Agenda and Voting Recommendations

The following items are expected to be voted on at the 2017 Annual Meetings.

PG&E Corporation

Item	Board’s Voting Recommendation	Page Reference (for more detail)
Election of 13 directors	FOR all nominees	9
Ratification of Deloitte & Touche LLP as Independent Auditor for 2017	FOR	33
Advisory vote to approve executive compensation	FOR	38
Advisory vote on the frequency of the advisory vote to approve executive compensation	1 YEAR	74
Shareholder proposal: Customer approval of charitable giving program	AGAINST	75

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Pacific Gas and Electric Company

Item	Board’s Voting Recommendation	Page Reference (for more detail)
Election of 14 directors	FOR all nominees	9
Ratification of Deloitte & Touche LLP as Independent Auditor for 2017	FOR	33
Advisory vote to approve executive compensation	FOR	38
Advisory vote on the frequency of the advisory vote to approve executive compensation	1 YEAR	74

Director Nominees

We are asking shareholders of each company to vote “FOR” each of the director nominees listed below. All nominees are current directors who were elected by shareholders at the 2016 annual meetings, with the exception of (1) Jeh C. Johnson, who is nominated for election as a director of PG&E Corporation and the Utility for the first time at the 2017 Annual Meetings, (2) Eric D. Mullins, who was elected as a director of the companies effective September 20, 2016, and (3) Geisha J. Williams, who was elected as a director of the Utility at the 2016 annual meetings and is nominated for election as a director of PG&E Corporation for the first time at the 2017 Annual Meetings. In 2016, each incumbent PG&E Corporation director attended at least 92 percent of the total number of applicable PG&E Corporation Board and Board committee meetings, and each incumbent Utility director attended at least 85 percent of the total number of applicable Utility Board and Board committee meetings. Each director is elected annually by a majority of the votes represented and voting.

Below is summary information about each director nominee.

Nominee	Age	Director Since	Principal Occupation	Current Committee Memberships		Other Current Public Company Boards
Lewis Chew	54	September 2009	Executive Vice President and Chief Financial Officer, Dolby Laboratories, Inc.	•	Audit
				•	Compliance and Public Policy
				•	Executive
Anthony F. Earley, Jr.	67	September 2011 (PG&E Corporation); June 2012 (Utility)	Executive Chair of the Board, PG&E Corporation	•	Executive	•	Ford Motor Company
Fred J. Fowler	71	March 2012	Retired Chairman of the Board, Spectra Energy Partners, LP	•	Finance	•	DCP Midstream Partners, LP
				•	Nuclear, Operations, and Safety	•	Encana Corporation
Jeh C. Johnson	59	N/A (nominated for election to the Boards for the first time at the 2017 Annual Meetings)	Partner, Paul, Weiss, Rifkind, Wharton & Garrison LLP		N/A
Richard C. Kelly	70	June 2013	Retired Chairman and CEO, Xcel Energy Inc.	•	Audit
				•	Executive (effective May 30, 2017)
				•	Nominating and Governance
				•	Nuclear, Operations, and Safety
Roger H. Kimmel	70	January 2009	Vice Chairman, Rothschild Inc.	•	Compliance and Public Policy	•	Endo International plc
				•	Executive (effective May 30, 2017)
				•	Finance
				•	Nominating and Governance
Richard A. Meserve	72	December 2006	President Emeritus, Carnegie Institution of Washington	•	Compliance and Public Policy
				•	Executive
				•	Nominating and Governance
				•	Nuclear, Operations, and Safety

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					Current Committee	Other Current Public
Nominee	Age	Director Since	Principal Occupation		Memberships	Company Boards
Forrest E. Miller	64	February 2009	Retired Group President - Corporate Strategy and Development, AT&T Inc.	•	Audit
				•	Compensation
				•	Executive
Eric D. Mullins	54	September 2016	Managing Director and Co-CEO, Lime Rock Resources, L.P.	•	Audit	•	Anadarko Petroleum Company
Rosendo G. Parra	57	September 2009	Retired executive, Dell Inc.	•	Compensation
				•	Nominating and Governance
				•	Nuclear, Operations, and Safety
Barbara L. Rambo	64	January 2005	CEO, Taconic Management Services	•	Compensation	•	West Marine, Inc.
				•	Executive
				•	Finance
				•	Nominating and Governance
Anne Shen Smith	63	February 2015	Retired Chairman and CEO, Southern California Gas Company	•	Compliance and Public Policy
				•	Finance
				•	Nuclear, Operations, and Safety
Nickolas Stavropoulos*	59	August 2015 (Utility)	President and COO, Pacific Gas and Electric Company	•	Executive (Utility)
Geisha J. Williams	55	August 2015 (Utility)	CEO and President, PG&E Corporation	•	Executive (Utility)
				•	Executive (PG&E Corporation, effective May 30, 2017)

* Nickolas Stavropoulos is a nominee for the Utility Board only.

2016 Corporate Governance Highlights

•	Substantial majority of independent directors (12 of 13 PG&E Corporation directors and 12 of 15 Utility directors)	•	Succession planning for the Boards of Directors, the CEO, and senior management
•	Independent key Board committees (excluding the Executive Committees)	•	Executive and director stock ownership guidelines
•	Independent lead director since 2003 (if the Chair is not independent)	•	Board oversight of risk management, and proxy statement disclosure on the Boards’ roles and responsibilities with respect to risk management
•	Executive sessions of independent directors at regular Board meetings	•	Board oversight and transparent public disclosure of political activities
•	Annual evaluation of CEO and President performance by independent directors	•	Board oversight of compliance and ethics
•	Annual Board and committee self-evaluations	•	Policy against obtaining certain types of services from the Independent Auditor
•	Annual election of directors	•	No poison pill; shareholder approval required for adoption
•	Majority vote for directors, with mandatory resignation policy and plurality carve-out for contested elections	•	Confidential voting policy
•	One share one vote	•	Policy regarding number of other public company board seats held by directors
•	No supermajority vote requirements	•	Proxy access bylaw provisions
•	Disclosure regarding Board oversight for sustainability

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Auditors

As a matter of good corporate governance, we are asking shareholders of each company to ratify the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as each company’s Independent Auditor for 2017. We provide information on fees paid to Deloitte & Touche beginning on page 34.

Advisory Vote to Approve Executive Compensation

We are asking shareholders of each company to approve on an advisory basis the compensation paid to that company’s executive officers named in the Summary Compensation Table of this Proxy Statement (“say-on-pay” vote). Each Board recommends a “FOR” vote because it believes that the applicable company’s compensation policies and practices are effective in achieving the companies’ goals of rewarding sustained financial and operating performance and excellence, aligning the executives’ long-term interests with those of our shareholders, and motivating executives to remain with the companies for long and productive careers.

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

PG&E Corporation and the Utility are required to provide shareholders at least once every six calendar years the opportunity to cast a non-binding advisory vote on whether the periodic say-on-pay vote (Item No. 3 in this Proxy Statement) will occur every one, two, or three years. The Boards recommend that the companies continue to provide shareholders with an annual “say-on-pay” and, therefore, recommend that the frequency of the say-on-pay vote be one year.

Shareholder Proposal

The proxy materials contain a proposal submitted by an individual PG&E Corporation shareholder pertaining to customer approval of the charitable giving program. The PG&E Corporation Board recommends that shareholders vote “AGAINST” this proposal for the reasons indicated beginning on page 75.

2018 Annual Meetings

•	Deadline for submission of shareholder proposals for inclusion in the proxy statement:	December 19, 2017
•	Period for submission of proxy access director nominees for inclusion in the proxy statement (PG&E Corporation only):	November 19, 2017 - December 19, 2017
•	Period for submission of advance written notice of other business and nominations for director:	January 30, 2018 - March 1, 2018

General Information About the 2017 Annual Meetings and Voting

Answers to many frequently asked questions about the 2017 Annual Meetings and voting can be found in the Q&A section beginning on page 83.

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Item No. 1: Election of Directors of PG&E Corporation and Pacific Gas and Electric Company

Shareholders are being asked to elect 13 directors to serve on the Board of PG&E Corporation and 14 directors to serve on the Board of the Utility. The 13 nominees for director of the Corporation also are nominees for director of the Utility. Nickolas Stavropoulos is a nominee for director of the Utility only.

All nominees are current directors who were elected by shareholders at the 2016 annual meetings, with the exception of Jeh C. Johnson, Eric D. Mullins, and Geisha J. Williams. Secretary Johnson is being nominated for election as a director of PG&E Corporation and the Utility for the first time this year at the 2017 Annual Meetings. Mr. Mullins was elected to each company’s Board effective September 20, 2016; he is nominated for re-election at the 2017 Annual Meetings. Secretary Johnson and Mr. Mullins were identified with assistance from a third-party executive search firm and were recommended by members of the Nominating and Governance Committee. Ms. Williams was elected to the Utility Board by shareholders at the 2016 annual meetings; she is nominated for election to the PG&E Corporation Board for the first time this year at the 2017 Annual Meetings, and also is nominated for re-election to the Utility Board.

If elected as director, all of the nominees have agreed to serve and will hold office until the 2018 annual meetings or until their successors shall be elected and qualified, except in the case of death, resignation, or removal of a director.

If any of the nominees become unavailable at the time of the 2017 Annual Meetings to accept nomination or election as a director, the named proxy holders will vote for substitute nominees at their discretion. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement for the applicable company.

Two individuals who served as directors of PG&E Corporation and the Utility during 2016 are not nominated for re-election at the 2017 Annual Meetings: Maryellen C. Herringer and Barry Lawson Williams. Both are retiring from the Boards effective as of the adjournment of the 2017 Annual Meetings because they have reached the age specified in each Board’s retirement policy (which is described on page 24 of this Proxy Statement).

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company Unanimously Recommend a Vote FOR Each of the Nominees for Director Presented in This Joint Proxy Statement.

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NOMINEES FOR DIRECTORS OF PG&E CORPORATION AND PACIFIC GAS AND ELECTRIC COMPANY

The Boards select nominees for director based on recommendations received from the Nominating and Governance Committee.

The Boards believe that each nominee for director is a qualified, dedicated, ethical, and highly regarded individual. The information provided below includes a chart and a description of each nominee’s specific experience, qualifications, attributes, and skills that indicate why that person should serve as a director of the applicable company, in light of the company’s business and structure. The Boards do not believe that each nominee must possess all of the characteristics shown in the chart below in order for each Board, as a whole, to function effectively.

Collectively, the distribution of the nominees’ experience, skills, and expertise, among other characteristics, reflects a balanced and multi-disciplinary Board at each company, and appropriately meets the needs of the companies.

*	Includes Nickolas Stavropoulos who is a nominee for the Utility only.

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Lewis Chew

Age: 54

Director Since: September 2009

Current Board Committees: Audit (Chair, effective May 30, 2017); Compliance and Public Policy (chair until May 30, 2017); Executive

Current Position: Executive Vice President and Chief Financial Officer of Dolby Laboratories, Inc. (audio, video, and voice technologies) since June 2012

Prior Positions:

Mr. Chew previously was Senior Vice President, Finance and Chief Financial Officer of National Semiconductor Corporation (design, manufacturing, and sale of semiconductor products) (2001 to 2011). Before that, he was a Partner and certified public accountant at KPMG, LLP (accounting firm), where he served mainly technology and financial institution clients.

Experience, Skills, and Expertise:

As an executive of a large business customer in the Utility’s service area, Mr. Chew brings insights from a customer’s perspective to the Board. He has specific financial expertise and executive management and leadership skills gained from serving as a chief financial officer of other large public companies and as an audit partner at KPMG, LLP. He also has experience managing and overseeing all financial functions at a large public company, as well as information technology, manufacturing and supply chain, global facilities, investor relations, business planning, corporate controllership, strategic planning, business development, worldwide operations finance, and global internal audit functions.

Anthony F. Earley, Jr.

Age: 67

Director Since: September 2011 (PG&E Corporation); June 2012 (Utility)

Current Board Committees: Executive (Chair)

Current Position: Executive Chair of the Board of PG&E Corporation

Other Current Public Company Boards: Ford Motor Company since 2009 (serves on compensation committee (chair), nominating and governance committee, and sustainability and innovation committee)

Prior Positions:

Mr. Earley previously served as Chairman, CEO, and President of PG&E Corporation (September 2011 to February 2017). Prior to joining PG&E Corporation, he was Executive Chairman of DTE Energy Company (integrated energy company) (October 2010 to September 2011), and served as that company’s Chairman of the Board and CEO (1998 to 2010) and President and CEO. Before joining DTE Energy Company, Mr. Earley served as President and COO of Long Island Lighting Company (electric and gas utility in New York).

Prior Public Board Service During the Past Five Years:

Masco Corporation (home improvement and building products and services) (2001 to 2012)

Other Board Experience:

Mr. Earley serves on the executive and compensation committees of the Edison Electric Institute and is former Chairman of that association. In addition, he serves on the executive committee and compensation committees and as a director of the Electric Power Research Institute and also as a director of the Nuclear Energy Institute. Mr. Earley has served on the boards of numerous charitable and civic organizations, and currently serves on the boards of the Bay Area Council, United Way of the Bay Area, and the Exploratorium.

Experience, Skills, and Expertise:

Mr. Earley has extensive knowledge and experience across all aspects of the energy industry, including electric and gas utility operations, nuclear energy, and energy policy and regulation. He brings executive management, business, and civic leadership skills gained from a significant number of years as a CEO and a director of other large public companies.

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Fred J. Fowler

Age: 71

Director Since: March 2012

Current Board Committees: Finance; Nuclear, Operations, and Safety

Current Position: Retired Chairman of the Board, Spectra Energy Partners, LP (master limited partnership that owns natural gas transmission and storage assets)

Other Current Public Company Boards: Encana Corporation (natural gas producer) since 2010 (serves on corporate responsibility, environment, health and safety committee, and human resources and compensation committee); DCP Midstream Partners, LP (master limited partnership that owns, operates, acquires, and develops midstream energy assets) since 2015 (serves on audit committee)

Prior Positions:

In addition to serving as Chairman of the Board of Spectra Energy Partners, LP (2008 to 2013), Mr. Fowler was President and CEO of Spectra Energy Corp (natural gas gathering and processing, transmission and storage, and distribution company) (2006 to 2008) and served as a director of that company. Before that, he held various executive positions with Duke Energy Corporation (gas and electric energy company) and its subsidiaries and predecessor companies, including President and COO of Duke Energy.

Prior Public Board Service During the Past Five Years:

Spectra Energy Partners, LP (2008 to 2017)

Other Board Experience:

Mr. Fowler is the former Chairman of the Board of the Interstate Natural Gas Association of America and a former director of the Gas Research Institute, the Gas Technology Institute, and the Institute of Nuclear Power Operations.

Experience, Skills, and Expertise:

Mr. Fowler brings extensive knowledge and over 45 years of experience in natural gas and gas liquids production, transportation, and marketing, and electricity generation, transmission, and distribution. He brings leadership, management, and business skills developed as an executive and a director of numerous public and privately held companies.

Jeh C. Johnson

Age: 59

Current Position: Partner at Paul, Weiss, Rifkind, Wharton & Garrison LLP (Paul, Weiss) (international law firm) since January 2017

Prior Positions:

Secretary Johnson has served in three Senate-confirmed presidential appointments. Before rejoining Paul, Weiss, he served as U.S. Secretary of Homeland Security (December 2013 to January 2017). Secretary Johnson previously served as General Counsel of the U.S. Department of Defense (2009 to 2012), as General Counsel of the U.S. Department of the Air Force (1998 to 2001), and as an Assistant U.S. Attorney in the Southern District of New York (1989 to 1991). Prior to and between his periods of public service, Secretary Johnson was in private practice at Paul, Weiss (2013, 2001 to 2009, 1992 to 1998, and 1984 to 1988).

Other Board Experience:

Secretary Johnson has served as a trustee, director, and governor of Adelphi University, the New York Hall of Science, the Legal Aid Society, the Film Society of Lincoln Center, the New York Community Trust, the City Bar Fund, the Roosevelt Institute, the National Institute of Military Justice, the Federal Bar Council, the Fund for Modern Courts, Vera Institute of Justice, and the Lawyers’ Committee for Civil Rights Under Law. He previously chaired the Judiciary Committee of the New York City Bar Association, and served as a member of the Executive Committee of New York City Bar. He is currently a member of the Council on Foreign Relations.

Experience, Skills, and Expertise:

Secretary Johnson brings extensive leadership, legal, and management skills developed while serving in the public sector and as legal counsel to large public companies and their boards of directors. His specific experience includes crisis and risk management, cybersecurity and other security matters, disaster response, critical infrastructure protection, federal and state policy issues, and regulatory matters. He has a proven track record of navigating through complex and challenging issues in both his public service career and his private law practice.

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Richard C. Kelly

Age: 70

Director Since: June 2013

Current Board Committees: Nominating and Governance (Chair, effective May 30, 2017); Audit; Nuclear, Operations, and Safety; Executive (effective May 30, 2017)

Current Position: Retired Chairman and CEO of Xcel Energy Inc. (utility supplier of electric power and natural gas service operating in eight Western and Midwestern states)

Prior Positions:

Prior to serving as Chairman and CEO of Xcel Energy Inc. (2005 to 2011), Mr. Kelly held various executive positions at that company, including President, COO, and Chief Financial Officer. Before the merger forming Xcel Energy Inc. in 2000, he held a variety of finance-related positions at predecessor companies New Century Energies and Public Service of Colorado.

Prior Public Board Service During the Past Five Years:

Canadian Pacific Railway (transcontinental railway in Canada and the United States) (2006 to 2014)

Other Board Experience:

Mr. Kelly is former Chairman of the Edison Electric Institute, a former board member of the Electric Power Research Institute and the Nuclear Energy Institute, and a former member of the National Petroleum Council and the National Advisory Council of the National Renewable Energy Laboratory. Mr. Kelly also was a director of BrightSource Energy, Inc. (solar thermal technology company) from 2011 to 2012. He currently serves on the Board of Trustees of Regis University.

Experience, Skills, and Expertise:

Mr. Kelly brings over 40 years of diverse energy experience and leadership as a utility industry executive. His specific expertise includes finance, mergers and acquisitions, utility operations, clean energy, and nuclear and renewable power.

Roger H. Kimmel

Age: 70

Director Since: January 2009

Current Board Committees: Compliance and Public Policy (Chair, effective May 30, 2017); Finance; Nominating and Governance; Executive (effective May 30, 2017)

Current Position: Vice Chairman of Rothschild Inc. (international investment banking firm) since January 2001

Other Current Public Company Boards: Endo International plc (global specialty healthcare company) since May 2007 (non-executive Chairman of the Board; serves on nominating and governance committee (chair), and transactions committee; alternate member of audit committee and operations committee)

Prior Positions:

Mr. Kimmel previously was a partner in the international law firm of Latham & Watkins LLP, where his practice focused on mergers and acquisitions, capital markets, and corporate governance matters.

Prior Public Board Service During the Past Five Years:

Schiff Nutrition International, Inc. (vitamins and nutritional supplements company) (1996 to 2012)

Other Board Experience:

Mr. Kimmel has also served on the boards of a variety of privately held companies. He was Chairman of the Board of Trustees of the University of Virginia Law School Foundation from 2009 to June 2015, and was a member of the Board of Trustees of the Riverdale Country School from 2010 to 2016.

Experience, Skills, and Expertise:

Mr. Kimmel’s investment banking work includes cross-border and domestic public company mergers and acquisitions, capital market transactions, corporate governance, and advising special committees of boards of directors. He brings business, finance, and legal skills, as well as leadership and problem-solving skills developed as an executive and a director of, and legal counsel to, other large public companies. His specific expertise includes corporate transactions, finance, investment banking, international business, corporate governance, and legal matters.

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Richard A. Meserve

Age: 72

Director Since: December 2006

Current Board Committees: Nuclear, Operations and Safety (Chair); Compliance and Public Policy; Nominating and Governance; Executive

Current Position: President Emeritus, Carnegie Institution of Washington (not- for-profit scientific research institution); Senior Of Counsel to the international law firm of Covington & Burling LLP since April 2004; consultant on nuclear matters

Prior Positions:

Prior to serving as President of the Carnegie Institution of Washington (2003 to 2014), Dr. Meserve was Chairman of the U.S. Nuclear Regulatory Commission. He previously was a partner of Covington & Burling LLP. He also served as a member of the Blue Ribbon Commission on America’s Nuclear Future (chartered by the U.S. Secretary of Energy) (2010 to 2012), as legal counsel to President Carter’s science and technology advisor, and as a law clerk to Justice Harry A. Blackmun of the U.S. Supreme Court.

Prior Public Board Service During the Past Five Years:

Duke Energy Corporation (gas and electric energy company) (2015 to 2016)

Other Board Experience:

Dr. Meserve has been a director of Tri Alpha Energy, Inc. (development of clean fusion energy technology) since 2012. He also serves on the Council and Trust of the American Academy of Arts and Sciences and on the Council of the National Academy of Engineering.

Experience, Skills, and Expertise:

Dr. Meserve brings technical, legal, regulatory, and public policy expertise in numerous areas, including nuclear power, energy policy, and climate change, as well as leadership and business skills developed as an executive and a director of, and an advisor to, national and international scientific, research, and legal organizations. He currently is co-chairman of the U.S. Department of Energy’s Nuclear Energy Advisory Committee and a member of the Secretary of Energy Advisory Board.

Forrest E. Miller

Age: 64

Director Since: February 2009; lead director of PG&E Corporation and Independent non-Executive Chair of the Board of the Utility (effective May 30, 2017).

Current Board Committees: Compensation (Chair, effective May 30, 2017); Audit (Chair, until May 30, 2017); Executive

Current Position: Retired Group President-Corporate Strategy and Development of AT&T Inc. (communications holding company)

Prior Positions:

Prior to serving as Group President-Corporate Strategy and Development of AT&T Inc. (2007 to 2012), Mr. Miller served as Group President of AT&T Corp., the Global Enterprise division of AT&T Inc., and held a variety of executive positions at SBC Communications (communications holding company) and its predecessor Pacific Telesis Group.

Other Board Experience:

Mr. Miller currently serves as a member of the board of the Baylor Health Care System Foundation in Dallas, Texas.

Experience, Skills, and Expertise:

Mr. Miller brings strategic management, leadership, and business skills developed as an executive of other large public companies in both regulated and competitive markets, as well as specific expertise in a number of areas, including strategic planning, business development, corporate finance, audit, mergers and acquisitions, government and regulatory affairs, and human resources.

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Eric D. Mullins

Age: 54

Director Since: September 2016

Current Board Committees: Audit

Current Position: Managing Director and Co-CEO of Lime Rock Resources, L. P. (private equity and infrastructure investment firm that acquires, operates, and improves oil and natural gas properties in the U.S.) since 2005

Other Current Public Company Boards: Anadarko Petroleum Company (independent oil and natural gas exploration and production company) since May 2012 (serves on audit committee (chair) and executive committee)

Prior Positions:

Prior to co-founding Lime Rock Resources, L.P. in 2005, Mr. Mullins served as a managing director in the investment banking division of Goldman Sachs & Co., where he led numerous financing, structuring, and strategic advisory transactions for public and private oil and gas exploration and production companies in the division’s Natural Resources Group.

Other Board Experience:

Mr. Mullins currently serves as a member of the Baylor College of Medicine Board of Trustees.

Experience, Skills, and Expertise:

Mr. Mullins brings operational, business development, and mergers and acquisition experience in the energy sector, as well as director and audit committee experience from his other public company board service. He also brings strategic management, leadership, and corporate financial expertise developed as an executive in the investment banking industry working with both public and private companies in the natural resources and utilities sector.

Rosendo G. Parra

Age: 57

Director Since: September 2009

Current Board Committees: Compensation; Nominating and Governance; Nuclear, Operations and Safety

Current Position: Retired executive of Dell Inc. (international information technology company); co-founder and Partner of Daylight Partners (technology-focused venture capital firm) since December 2007

Prior Positions:

Mr. Parra previously held various executive and senior management positions at Dell Inc., including Senior Vice President for the Home and Small Business Group and Senior Vice President and General Manager, Dell Americas. In those roles, he led Dell Inc.’s activities in the Americas, including marketing, sales, manufacturing, logistics/distribution, call center operations, and services to all customer segments in the Americas.

Prior Public Board Service During the Past Five Years:

Brinker International (casual restaurant dining company) (2004 to 2015); NII Holdings, Inc. (mobile communications services in Latin America) (2008 to 2015)

Experience, Skills, and Expertise:

Mr. Parra brings business management, leadership, and problem-solving skills developed as an executive and a director of other large public companies, and specific experience in various areas, including technology, product development, manufacturing, sales, marketing, and customer service.

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Barbara L. Rambo

Age: 64

Director Since: January 2005

Current Board Committees: Finance (Chair); Compensation; Nominating and Governance; Executive

Current Position: CEO of Taconic Management Services (management consulting and services company) since October 2009

Other Current Public Company Boards: West Marine, Inc. (boating specialty retailer) since November 2009 (independent board chair)

Prior Positions:

Ms. Rambo has held various executive positions with companies in the financial services and technology sectors. Prior to joining Taconic Management Services, she was CEO, Vice Chair, and a director of Nietech Corporation (consumer payments technology company) (2002 to 2009). She previously was CEO of Open Close Technologies (financial services technology company) (2000 to 2002). Ms. Rambo assumed that position after holding a number of executive positions at Bank of America, including head of National Commercial Banking.

Prior Public Board Service During the Past Five Years:

International Rectifier Corporation (power management technologies) (2009 to 2015)

Other Board Experience:

Ms. Rambo currently serves as a director of MUFG Union Bank, N.A. and MUFG Americas Holdings Corporation (Mitsubishi UFJ Financial Group - corporate, commercial, and retail banking, wealth management, investment banking).

Experience, Skills, and Expertise:

Ms. Rambo brings leadership and business skills developed as an executive and a director of other large public companies, with a focus on the financial services and technology sectors, and specific experience in corporate finance, capital markets, sales and marketing, operations, and executive management.

Anne Shen Smith

Age: 63

Director Since: February 2015

Current Board Committees: Compliance and Public Policy; Finance; Nuclear, Operations, and Safety

Current Position: Retired Chairman and CEO of Southern California Gas Company (natural gas utility subsidiary of Sempra Energy serving southern California and portions of central California)

Prior Positions:

Prior to serving as Chairman and CEO of Southern California Gas Company (SoCalGas) (2012 to 2014) and President of SoCalGas (2012), Ms. Smith held various executive positions at that company, including COO (2010 to 2012), Senior Vice President – Customer Services (2004 to 2010), and Vice President of Environment and Safety. She also served as Senior Vice President – Customer Services of San Diego Gas & Electric Company (natural gas and electric utility subsidiary of Sempra Energy serving San Diego County, California and a portion of Orange County, California) during her tenure in that position for SoCalGas (2004 to 2010).

Prior Public Board Service During the Past Five Years:

Southern California Gas Company (2012 to 2014)

Other Board Experience:

Ms. Smith served as a board member of the American Gas Association, the Southern California Leadership Council, the UC Davis Energy Efficiency Center, Asian Americans Advancing Justice – Los Angeles, and the California League of Conservation Voters Education Fund.

Experience, Skills, and Expertise:

Ms. Smith brings over 38 years of diverse energy experience and leadership as a utility industry executive. Her specific expertise includes utility operations, environmental policy, strategic planning, customer service, regulatory affairs, information technology, and public affairs.

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Nickolas Stavropoulos

Age: 59

Director Since: August 2015 (Utility)

Current Board Committees: Executive (Utility)

Current Position: President and COO, Pacific Gas and Electric Company

Prior Positions:

Mr. Stavropoulos was elected as President and COO of the Utility effective March 1, 2017. He previously was the Utility’s President, Gas (August 2015 to February 2017) and Executive Vice President, Gas Operations (June 2011 to August 2015). In his role as President, Gas, Mr. Stavropoulos led all aspects of the Utility’s gas transmission and distribution operations, including planning, engineering, maintenance and construction, and emergency response, as well as enterprise-wide IT, physical and cyber security, safety, health and environmental, supply chain, and transportation/fleet/real estate organizations. Before joining the Utility, Mr. Stavropoulos served as Executive Vice President and COO of National Grid (2007 to 2011) (multinational electricity and gas utility), where he was responsible for all aspects of its U.S. gas distribution business. Prior to that role, Mr. Stavropoulos was President of KeySpan Energy Delivery, where he led the company’s gas distribution group, field operations, and sales and marketing teams. He has also held several senior leadership roles at Colonial Gas Company and Boston Gas.

Prior Public Board Service During the Past Five Years:

Dynamics Research Corporation (US. government services, information technology, and management consulting firm) (2005 to 2014)

Other Board Experience:

Mr. Stavropoulos is a member of the Board of Directors of the American Gas Association (2015 to present) and the Gas Technology Institute (2016 to present), as well as a member of the Advisory Board for Underwriters Laboratories Integrated Health and Safety Institute. He has served on the Board of Trustees of Bentley University since 2009.

Experience, Skills, and Expertise:

Mr. Stavropoulos brings over 35 years of energy industry operations leadership, as well as detailed knowledge of the U.S. natural gas sector. He has extensive executive management, business, and leadership experience in areas such as safety, utility operations, information technology, regulatory affairs, strategic planning, supply chain, finance, sales, business development, and marketing.

Geisha J. Williams

Age: 55

Director Since: August 2015 (Utility)

Current Board Committees: Executive (Utility); Executive (PG&E Corporation, effective May 30, 2017)

Current Position: CEO and President, PG&E Corporation

Prior Positions:

Ms. Williams was elected as President and CEO of PG&E Corporation, effective March 1, 2017. She previously was the Utility’s President, Electric (August 2015 to February 2017) and Executive Vice President, Electric Operations (June 2011 to August 2015). In her role as President, Electric, Ms. Williams led all aspects of the Utility’s electric business, including power generation, nuclear operations, transmission, distribution, and substation operations, asset management and strategy, and energy procurement, as well as the enterprise-wide customer care organization. Ms. Williams previously served as the Utility’s Senior Vice President, Energy Delivery (December 2007 to May 2011). Before joining the Utility, Ms. Williams held officer-level positions leading electric distribution at Florida Power and Light Company (electric utility serving customers in Florida), as well as a variety of positions of increasing responsibility in customer service, marketing, external affairs, and electric operations at that company.

Other Board Experience:

Ms. Williams currently serves as a director of the Edison Electric Institute and the Institute of Nuclear Power Operations, as director and chair of the Center for Energy Workforce Development, and as a trustee of the California Academy of Sciences.

Experience, Skills, and Expertise:

Ms. Williams brings over 30 years of utility experience, as well as deep knowledge of the Utility’s electric operations business. She has executive management, business, and leadership skills gained from her numerous leadership roles at both the Utility and at another large utility. She has experience in a wide variety of utility functions including electric distribution and transmission, gas field operations, power generation, energy procurement, marketing, customer service, and external affairs.

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Corporate Governance

PG&E Corporation and the Utility are committed to good corporate governance practices that provide a framework within which the Boards and management of the Corporation and the Utility can pursue the companies’ business objectives. The foundation for these practices is the independent nature of each Board and its fiduciary responsibility to the company’s shareholders. These practices are reviewed against industry trends and input from the companies’ top institutional investors.

CORPORATE GOVERNANCE GUIDELINES

Corporate governance practices are documented in Guidelines that are adopted by the Boards of PG&E Corporation and the Utility. The Guidelines are reviewed and updated from time to time as recommended by the Nominating and Governance Committee, and were last updated in December 2016. Other corporate governance practices also are set forth in the charters of the various committees of the Corporation and Utility Boards.

BOARD LEADERSHIP STRUCTURE

Chair of the Board - Duties

At both PG&E Corporation and the Utility, the Chair of the Board is a member of the Board. The Chair’s primary duty is to preside over meetings of the Board, including special meetings. The Chair also is consulted regarding Board nominees and the composition and chairmanship of Board committees. If the Chair is not independent, then following each executive session meeting of the independent directors, the independent lead director (see below), or his or her designee, has a discussion with the Chair regarding the executive session meeting.

Independent Lead Director; Executive Session Meetings

At each company, if the Chair is not independent, then the independent directors must elect an independent lead director from among the independent chairs of the standing PG&E Corporation and Utility Board committees. This lead director must have at least one year of experience as a director of the respective company, serves a term of three years as lead director (unless elected on an interim basis), and may be re-elected to consecutive terms. Specific duties for the lead director are substantially similar at both companies and include:

•	Scheduling, setting the agenda for, and presiding over executive session meetings of the non-management directors at all regularly scheduled meetings of the companies’ Boards,

•	Actively participating in the planning of the regular meetings of the Boards, including suggesting and reviewing agenda topics and approving information sent to the Boards,

•	Serving as an advisor to the Chair and the CEO,

•	Acting as the principal liaison between the Chair and the independent directors,

•	Receiving written communications (in care of the Corporate Secretary) from the companies’ shareholders and other interested parties, and

•	Being available for consultation and direct communication with major shareholders.

Barry Lawson Williams has served since May 12, 2014 as the independent lead director of PG&E Corporation and as the independent non-executive Chair of the Board of the Utility. Forrest E. Miller has been appointed to serve in those capacities following Mr. Williams’ retirement at the adjournment of the 2017 Annual Meetings.

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Chair of the Board and CEO

Each company’s Board maintains a flexible policy regarding board leadership structure, including whether the offices of Chair and CEO should be separate and, if the roles are separate, whether the Chair should be elected from management or from among the non-management directors. The Board regularly assesses the appropriateness of the Board’s leadership structure, given the specific facts at the time of assessment.

At PG&E Corporation’s 2015 annual meeting, a shareholder proposal requesting adoption of an independent board chair policy received support from approximately 46 percent of the shares voted. Management reached out to the top institutional investors that had voted in favor of this shareholder proposal, in order to explore the reasons for their vote and discuss any concerns they had regarding PG&E Corporation’s governance practices. PG&E Corporation learned that, while some institutional investors always supported independent board chair proposals as a matter of policy, other investors voted on a case-by-case basis and considered the role and duties of the Corporation’s lead director in their decision to support the shareholder proposal. Some of the investors that voted on a case-by-case basis conveyed the view that we could clarify or strengthen the description of the lead director’s role and duties in the Guidelines. In response to this feedback, the Corporation and the Utility amended their respective Guidelines relating to the lead director’s role and duties, to clarify the nature of this position and the interface between the lead director and the chairman and CEO.

PG&E Corporation

At PG&E Corporation, the positions of chair and CEO have been separate since March 1, 2017, when Anthony F. Earley, Jr. became Executive Chair of the Board and Geisha J. Williams became CEO and President. Prior to that time, Mr. Earley had served as the Chairman, CEO, and President of PG&E Corporation since September 13, 2011, and the positions of chairman and CEO were combined. Separating these roles at this time ensures a smooth officer transition as Ms. Williams assumes a broader leadership role at PG&E Corporation. Among other things, Mr. Earley’s extensive utility and leadership experience, including his executive experience at PG&E Corporation, will allow him to support Ms. Williams’ transition into her new role as CEO and President and to serve as an effective link between the Board and the CEO, especially during this transition period. The structure also will allow Mr. Earley to raise key issues (including those related to various business risks overseen by the Board) and stakeholder interests to the Board’s attention. Because of Mr. Earley’s executive experience at PG&E Corporation and his continuing executive duties, he will be well positioned to chair regular Board meetings and help ensure that key business issues at the Corporation and its subsidiaries and stakeholder interests are addressed by the Board.

The existence of an Executive Chair will be balanced by Barry Lawson Williams’ and, effective May 30, 2017, Forrest E. Miller’s strong presence as the independent lead director. Mr. Williams and Mr. Miller each bring a wealth of experience as a director of PG&E Corporation and the Utility, and each individual’s extensive knowledge of PG&E Corporation complements Mr. Earley’s and Ms. Williams’ deep operational and executive experience at the companies and in the utility industry. Further, the presence of an independent lead director at PG&E Corporation enhances the Board’s authority to act independently from management, notwithstanding the fact that the Executive Chair also has been an executive officer of the company.

Pacific Gas and Electric Company

At the Utility, the positions of chair and principal executive officer have been separated since January 2008. Barry Lawson Williams has been the independent non-executive Chairman of the Board since May 2014, and Forrest E. Miller has been appointed to serve in that capacity following Mr. Williams’ retirement at the adjournment of the 2017 Annual Meetings. Nickolas Stavropoulos serves as President and COO, and has been the sole principal executive officer since March 1, 2017. Previously, Mr. Stavropoulos had shared the principal executive officer role with Geisha J. Williams starting in August 2015. Separating the roles of chair and principal executive officer continues to be appropriate given, among other things, the need for continuity during a transition in the Utility’s principal executive officer position. By separating the chair and principal executive officer roles, the Utility will be able to benefit from the complementary skill sets and business experiences of the independent non-executive chairman (Mr. Williams currently and then Mr. Miller) and the President (Mr. Stavropoulos).

As a subsidiary of PG&E Corporation, the Utility also benefits from the fact that Anthony F. Earley, Jr. and Geisha J. Williams will continue to be members of the Utility Board, as well as the fact that Mr. Earley serves as Executive Chair of the Board of PG&E Corporation and Ms. Williams serves as CEO and President of the Corporation. Pursuant to the CPUC’s affiliate rules, Mr. Earley and Ms. Williams may not serve as Chair of the Board, CEO, or President, or in a functionally equivalent position, of both PG&E Corporation and the Utility.

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BOARD AND DIRECTOR GENERAL INDEPENDENCE AND QUALIFICATIONS

On both PG&E Corporation’s Board and the Utility’s Board, at least 75 percent of the directors are independent, as required by each company’s Guidelines. The definitions of “independence” are identical for each company, are set forth in each company’s Guidelines, and reflect the applicable NYSE and NYSE MKT definitions. Each company’s Guidelines are available on the company’s website (see “Website Availability of Governance Documents” on page 82).

A majority of PG&E Corporation’s directors also are independent, as defined by the NYSE. The Utility Board is exempt from NYSE MKT rules requiring that at least a majority of the directors meet the stock exchange’s definition of “independent director” because PG&E Corporation holds approximately 96 percent of the voting power of the Utility and the Utility is a “controlled” subsidiary.

The Boards of PG&E Corporation and the Utility have affirmatively determined that each of the following directors and director nominees is independent according to the applicable company’s Guidelines: Lewis Chew, Fred J. Fowler, Maryellen C. Herringer, Jeh C. Johnson, Richard C. Kelly, Roger H. Kimmel, Richard A. Meserve, Forrest E. Miller, Eric D. Mullins, Rosendo G. Parra, Barbara L. Rambo, Anne Shen Smith, and Barry Lawson Williams.

In determining each director’s or director nominee’s independence, the Boards considered transactions between PG&E Corporation or the Utility and their respective directors/nominees and their immediate family members, and certain entities with which the directors/nominees or their immediate family members were affiliated. These transactions primarily involved the Utility’s provision of utility services at rates or charges fixed in conformity with law or governmental authority, which the Boards determined were not material and did not affect the director’s/nominee’s independence.

BOARD COMMITTEE DUTIES

The Boards of PG&E Corporation and the Utility have numerous permanent standing committees, which support each Board’s basic responsibilities. Each Board also may establish temporary ad hoc committees from time to time.

Each Board’s permanent standing committees are described below. For each of these committees, the applicable company’s Board has adopted a formal charter that sets forth the committee’s duties and responsibilities; current copies of the charters are available on the companies’ websites (see “Website Availability of Governance Documents” on page 82).

Where a committee exists at PG&E Corporation only, that committee’s responsibilities include assisting and advising the Utility Board on matters within the committee’s scope of responsibility.

Committee Name	Company	Primary Duties/Scope of Responsibility
Executive	PG&E Corporation and Utility	Exercises powers and performs duties of the applicable Board, subject to limits imposed by state law.
Audit(1)	PG&E Corporation and Utility	Oversees and monitors:

		•	Integrity of the company financial statements, and financial and accounting practices
		•	Internal controls over financial reporting, and external and internal auditing programs
		•	Selection and oversight of the companies’ Independent Auditor
		•	Compliance with legal and regulatory requirements, in concert with other Board committees
		•	Related party transactions
		•	With the assistance of other Board committees, risk management and assessment
Compensation	PG&E Corporation	Oversees matters relating to compensation and benefits, including:

		•	Compensation for non-employee directors
		•	Development, selection, and compensation of policy-making officers
		•	Annual approval of the corporate goals and objectives of the PG&E Corporation CEO and the Utility CEO (or if the Utility CEO office is not filled, any Utility President)
		•	Management evaluation and officer succession
		•	Employment, compensation, and benefits policies and practices
		•	Potential risks arising from compensation policies and practices
		•	Retention and oversight of the Committee’s independent compensation consultants, legal counsel, or other advisors

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Committee Name	Company	Primary Duties/Scope of Responsibility
Compliance and Public Policy	PG&E Corporation	Coordinates the compliance-related oversight of the various committees of the Boards, including:

		•	The companies’ compliance and ethics program
		•	Compliance with laws, regulations, and internal policies and standards
		•	Internal or external compliance reviews or audits

Oversees public policy, sustainability, and corporate responsibility issues that could affect customers, shareholders, or employees, including:

		•	Energy policy positions
		•	Environmental protection, quality, and compliance
		•	Community relations programs, activities, and contributions
		•	Political contributions and political activities
		•	Workforce development and diversity and inclusion
		•	Supplier diversity
Finance	PG&E Corporation	Oversees matters relating to financial and investment planning, policies, and risks, including:

		•	Strategic plans and initiatives
		•	Financial and investment plans and strategies(2)
		•	Dividend policy
		•	Proposed capital projects and divestitures
		•	Financing plans
		•	Use of derivative instruments
		•	Major commercial banking, investment banking, financial consulting, insurance, and other financial relationships
		•	Major financial risk exposures
Nominating and Governance	PG&E Corporation	Oversees matters relating to selection of directors and corporate governance, including:

		•	Recommending Board candidates, including reviewing skills and characteristics required of Board members
		•	Selection of the chairmanship and membership of Board committees, and the nomination of a lead director of each company’s Board, if necessary
		•	Corporate governance matters, including the companies’ governance principles and practices, and the review of shareholder proposals
		•	Evaluation of the Boards’ performance and effectiveness
Nuclear, Operations, and Safety	PG&E Corporation	Oversees matters relating to safety, operational performance, and compliance issues related to the Utility’s nuclear, generation, gas and electric transmission, and gas and electric distribution operations and facilities (“Operations and Facilities”), including:

		•	Principal risks arising out of the Operations and Facilities, the process used by management to analyze and identify these risks, and the effectiveness of programs to manage or mitigate these risks
		•	The Utility’s goals, programs, policies, and practices with respect to promoting a strong safety culture
		•	Periodically visiting the Utility’s nuclear and other operating facilities
(1)	Established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.
(2)	Each year, the Finance Committee presents for the PG&E Corporation and Utility Boards’ review and/or concurrence (1) a multi-year financial outlook for the Corporation and the Utility that, among other things, summarizes projected financial performance and establishes the basis for the annual budget, and (2) an annual financial performance plan that establishes financial objectives and sets operating expense and capital spending budgets that reflect the first year of the multi-year outlook. Members of the Boards receive a monthly report that compares actual to budgeted financial performance and provides other information about financial and operational performance.

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COMMITTEE MEMBERSHIP, INDEPENDENCE, AND QUALIFICATIONS

The current membership of PG&E Corporation’s and the Utility’s standing Board committees is shown in the table below.

				Compliance		Nominating	Nuclear,
				and Public		and	Operations,
	Executive	Audit	Compensation	Policy	Finance	Governance	and Safety
	Committees	Committees	Committee	Committee	Committee	Committee	Committee
Independent Directors:
L. Chew(1)(2)	X	X
F. J. Fowler					X		X
M. C. Herringer(3)	X	X	X
R. C. Kelly(1)(4)		X				X	X
R. H. Kimmel(5)				X	X	X
R. A. Meserve	X			X		X
F. E. Miller(1)(6)	X		X
E. D. Mullins(1)		X
R. G. Parra			X			X	X
B. L. Rambo	X		X			X
A. S. Smith				X	X		X
B. L. Williams(1)(7)	X				X
Employee Directors:
A. F. Earley, Jr.
N. Stavropoulos(8)	X
G. J. Williams(8)(9)	X
Number of Meetings in 2016 (PG&E Corporation/ Utility where applicable)	0/0	5/5	5	4	5	8	6

Committee Chair

(1)	Independent audit committee financial expert, as defined by the SEC and applicable stock exchanges, and as determined by the Boards. Background information on each audit committee financial expert can be found in the director biographies beginning on page 11.
(2)	Mr. Chew will become Chair of the PG&E Corporation and Utility Audit Committees upon the adjournment of the 2017 Annual Meetings on May 30, 2017. He will step down as Chair of the PG&E Corporation Compliance and Public Policy Committee at that time.
(3)	Ms. Herringer will retire from the PG&E Corporation and Utility Boards upon the adjournment of the 2017 Annual Meetings on May 30, 2017.
(4)	Mr. Kelly will become Chair of the PG&E Corporation Nominating and Governance Committee and a member of the PG&E Corporation and Utility Executive Committees upon the adjournment of the 2017 Annual Meetings on May 30, 2017.
(5)	Mr. Kimmel will become Chair of the PG&E Corporation Compliance and Public Policy Committee and a member of the PG&E Corporation and Utility Executive Committees upon the adjournment of the 2017 Annual Meetings on May 30, 2017.
(6)	Mr. Miller will become independent lead director of PG&E Corporation, independent non-executive Chair of the Board of the Utility, and Chair of the PG&E Corporation Compensation Committee upon the adjournment of the 2017 Annual Meetings on May 30, 2017. He will step down as Chair of the PG&E Corporation and Utility Audit Committees at that time.
(7)	Mr. Williams is independent lead director of PG&E Corporation and independent non-executive Chairman of the Board of the Utility. He will retire from the PG&E Corporation and Utility Boards upon the adjournment of the 2017 Annual Meetings on May 30, 2017.
(8)	Member of the Utility Executive Committee only.
(9)	Ms. Williams will become a member of the PG&E Corporation Executive Committee upon her election to the PG&E Corporation Board at the 2017 Annual Meetings on May 30, 2017.

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Committee Membership Requirements

Each of the permanent standing committees (other than the Executive Committees) is composed entirely of independent directors, as defined in the applicable company’s Guidelines and the Committee’s charters. In addition, the Audit Committees, the Compensation Committee, and the Nominating and Governance Committee are composed entirely of independent directors, as defined by the NYSE. Because the Utility is a “controlled” subsidiary of PG&E Corporation for purposes of the NYSE MKT standards, the Utility is not subject to NYSE MKT rules that otherwise would require that the Utility’s Board committees responsible for executive compensation and governance be comprised of “independent” directors, as defined by NYSE MKT, and would impose requirements on the Utility’s director nomination and compensation-setting processes.

Each member of the Audit Committees and each member of the Compensation Committee also satisfy heightened independence rules established by SEC rules and applicable stock exchange requirements regarding independence of audit committee members and compensation committee members. Each member of the Audit Committees also is financially literate, and four members of each Audit Committee are identified as “audit committee financial experts” in the above table, and have accounting and related financial management expertise and financial sophistication.

DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS

If a director is considering serving on the board of another public company (in addition to PG&E Corporation, the Utility, and their respective subsidiaries), that director must inform the Chair of the Nominating and Governance Committee and the Chair of the Board of the Corporation and/or the Utility, as applicable, before accepting membership on any such board. Unless otherwise approved by the applicable Board, (1) a director may not serve on more than three public company boards (in addition to the Corporation and Utility Boards), and (2) a director who is the principal executive officer of a public company (including the Corporation and the Utility) may not serve on more than two public company boards in addition to the board of his or her employer. For these purposes, the Boards of the Corporation and the Utility would count as one board.

If an Audit Committee member simultaneously serves on the audit committees of three or more public companies other than PG&E Corporation, the Utility, and their respective subsidiaries, that Committee member must inform the applicable company’s Board. In order for that member to continue serving on the Audit Committees, each Board must affirmatively determine that the simultaneous service does not impair that committee member’s ability to serve effectively on the applicable Audit Committee.

All members of the Boards are in compliance with the above policies regarding service on other public company boards, as well as on audit committees of other public company boards.

DIRECTOR MEETING ATTENDANCE DURING 2016

During 2016, there were 14 meetings of the PG&E Corporation Board. Each incumbent Corporation director attended 92% or more of the aggregate of all meetings of the Corporation Board and of the Corporation Board committees on which that director served during 2016.

During 2016, there were 13 meetings of the Utility Board. Each incumbent Utility director attended 85% or more of the aggregate of all meetings of the Utility Board and of the Utility Board committees on which that director served during 2016.

Each member of the Board of PG&E Corporation or the Utility is expected to attend that company’s annual meetings of shareholders. All 12 then-current directors attended the Corporation’s 2016 annual meeting, and all 13 then-current directors attended the Utility’s 2016 annual meeting.

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DIRECTOR NOMINATION PROCESS

Management Nominees – Characteristics and Qualifications

The Boards of PG&E Corporation and the Utility each select nominees for director based on recommendations received from the Nominating and Governance Committee. The Committee’s recommendations are based upon a review of the qualifications of Board candidates and consultation with the Chair of the Board of the Corporation or the Utility, as applicable, and with the Corporation CEO.

The Nominating and Governance Committee’s goal is to create for each company a balanced and multi-disciplinary Board composed of qualified, dedicated, ethical, and highly regarded individuals who have experience relevant to the company’s operations, understand the complexities of the company’s business environment, and possess capabilities to provide valuable insight and oversight. The Committee also considers overall independence of the Boards, as defined in each company’s Guidelines.

In conducting this review, the Committee considers factors such as diversity, age, skills, and any other factors that it deems appropriate, and annually reviews and recommends to the Boards the appropriate skills and characteristics required of Board members, given the current composition and needs of each company’s Board. In addition to the skills and characteristics noted above, for the 2017 nominees, the Committee also considered the extent to which the nominees (both individually and as a group) possessed the experience, skills, and expertise shown in the chart on page 10.

Under each company’s Board retirement policy, the Boards may not designate any person as a candidate for election or re-election as a director after such person has reached the age of 72, unless the applicable company’s Board determines that it is in the best interests of the company to re-nominate that director. In general, the Nominating and Governance Committee will recommend, and the Boards will re-nominate, an existing director for re-election if the Committee and the Board each believe that the individual would continue to be a productive and effective contributor to the Board.

Ms. Herringer, Dr. Meserve, and Mr. Williams each are at least 72 years old. Ms. Herringer and Mr. Williams are retiring from the PG&E Corporation and Utility Boards effective upon the adjournment of the 2017 Annual Meetings. However, Dr. Meserve is nominated for re-election to the Boards at the 2017 Annual Meetings. Given the potential challenges associated with the Utility’s planned retirement of its nuclear facilities at the expiration of their current operating licenses, as well as the increasing focus by governmental entities on the Utility’s programs and practices with respect to safety, risk, compliance, and other related areas, the PG&E Corporation and Utility Boards have determined that it would be in the best interests of each company to nominate Dr. Meserve for re-election at the 2017 Annual Meetings, so that he can continue to provide leadership to the Nuclear, Operations, and Safety Committee in his role as Chair of that committee and the companies can continue to benefit from his unique experience and expertise in the fields of nuclear power, energy policy, and safety.

If elected as directors at the 2017 Annual Meetings, Jeh C. Johnson and Geisha J. Williams will fill the vacancies on the PG&E Corporation Board resulting from Ms. Herringer’s and Mr. Williams’ retirement, and Secretary Johnson will fill one of the two resulting vacancies on the Utility Board (Ms. Williams already is a member of the Utility Board).

As of the date of this Proxy Statement, if elected, the average tenure of the director nominees would be 5.5 years for PG&E Corporation and 5.4 years for the Utility, and the average age of the director nominees would be 63.1 years for PG&E Corporation directors and 62.8 years for Utility directors.

Although there is no set policy regarding diversity of nominees for director, the Nominating and Governance Committee seeks a range of different backgrounds, perspectives, skills, and experiences. The Committee and the Boards annually review the extent to which diverse backgrounds, perspectives, skills, and experiences are represented by the members of the Boards. The director nominees for each company reflect this diversity. Of the 13 PG&E Corporation director nominees, approximately 54 percent are diverse (3 are female, 2 are African-American, 2 are Asian or Asian-American, and 2 are Hispanic). Of the 14 Utility director nominees, approximately 50 percent are diverse (3 are female, 2 are African-American, 2 are Asian or Asian-American, and 2 are Hispanic).

Management Nominees - Sources

The Nominating and Governance Committee accepts recommendations for director nominees from a variety of sources, including executive search firms, shareholders, management, and Board members. The Committee uses the same review criteria to review all candidates recommended for nomination at the annual meetings. In 2016, the Committee retained Diversified Search and Kroll Inc. to assist the Committee’s evaluation of certain potential director nominees, including by performing appropriate due diligence on such candidates.

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Shareholders may recommend a person for the Committee to consider as a nominee for director of PG&E Corporation or the Utility, as applicable, by writing to that company’s Corporate Secretary. Each such recommendation must include:

1.	A brief description of the candidate,

2.	The candidate’s name, age, business address, and residence address,

3.	The candidate’s principal occupation and the class and number of shares of the company’s stock owned by the shareholder and the candidate,

4.	Any other information that would be required under the rules of the SEC in a proxy statement listing the candidate as a nominee for director, and

5.	Any material interest that the shareholder has in the candidate’s nomination.

Recommended candidates may be required to provide additional information. The companies also may request additional information regarding the candidate or the shareholder, consistent with the information requirements applicable to shareholder nominations.

Shareholder Nominations

On February 17, 2016, the PG&E Corporation Board adopted proxy access bylaw provisions that permit shareholders owning 3 percent or more of the Corporation’s common stock for at least three years to nominate the greater of two directors or 20 percent of the Board, and to include these nominees in the Corporation’s proxy materials. The number of shareholders who may aggregate their shares to meet the ownership threshold is limited to 20. Nominations are subject to the eligibility, procedural, and disclosure requirements set forth in the Corporation’s Bylaws.

Shareholders of either company who wish to nominate directors directly at an annual meeting in accordance with the procedures in the applicable company’s bylaws should follow the instructions under “2018 Annual Meetings - Can shareholders introduce proposals (other than proxy access proposals, but including director nominations) during the 2018 annual meetings?” on page 89.

RISK MANAGEMENT

PG&E Corporation and the Utility continue to review and refine the approach to the companies’ risk management programs. In 2011, the companies expanded their Enterprise Risk Management program to examine all enterprise and operational company risks, and to increase Board review of risk management. The program was renamed as the Enterprise and Operational Risk Management (“EORM”) program in 2013 to reflect its expanded scope. At that time, risk management was integrated into the companies’ planning and budgeting process, which leads to the identification of specific enterprise risks for review and oversight by the Corporation and Utility Boards.

As described below, the companies’ risk management governance structures allow risks to be investigated both under a Board-directed review process and also from a “bottoms-up” approach that allows operational experts to add their knowledge and identify emerging issues for the companies.

Board-Level Duties

As part of their oversight functions, the Boards generally oversee the companies’ risk management policies and programs; however, management has day-to-day responsibility for assessing and managing exposure to various risks. Enterprise risks are reviewed annually by the Boards’ Audit Committees, and oversight for specific risk categories is allocated to various Board committees, consistent with the substantive scope of each committee’s charter. Each such committee provides a report of its activities to the applicable Board.

The Boards and their respective committees have specific oversight responsibility for risk management in the following areas:

•	The Boards evaluate risks associated with major investments and strategic initiatives, with assistance from the Finance Committee.

•	Each company’s Audit Committee discusses the guidelines and policies that govern the processes for assessing and managing major risks (including the EORM program that is discussed in more detail below), allocates to other Board committees the specific responsibility to oversee identified enterprise risks, generally oversees regulatory and legal compliance risks, and considers risk issues associated with overall financial reporting and disclosure processes.

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•	The Finance Committee discusses risk exposures related to energy procurement, including energy commodities and derivatives, and other enterprise risks, as assigned by the Audit Committees.

•	The Nuclear, Operations, and Safety Committee discusses risks related to the safety of the Utility’s nuclear, electric, gas, and other operations and facilities, and oversees other enterprise risks, as assigned by the Audit Committees.

•	The Compensation Committee oversees potential risks arising from the companies’ compensation policies and practices.

Other risk oversight responsibilities also have been allocated, consistent with the overall substantive scope and duties of each Board and their respective committees.

This allocation of Board-level risk oversight was last reviewed by the Audit Committees, the Compliance and Public Policy Committee, and the Nuclear, Operations, and Safety Committee in October 2016.

The Boards’ role in risk oversight has had no significant effect on either Board’s leadership structure.

Management-Level Duties

Management has the day-to-day responsibility for assessing and managing PG&E Corporation’s and the Utility’s exposure to various risks. Currently, risk is managed in three broad categories: enterprise and operational risk (e.g., public and employee safety, customer service, and other operational risks), compliance risk (e.g., legal and regulatory requirements), and market and credit risk (e.g., energy commodity risk).

With respect to supporting the Boards’ oversight activities:

•	Management provides various reports to the Boards and their respective committees regarding different elements of corporate risk management programs and activities, as requested by the Boards and the committees.

•	The companies’ EORM program identifies and evaluates potential risks facing the enterprise, and nominates specific enterprise risks for Board-level oversight. The EORM program as a whole is implemented by management and overseen by the Audit Committees, which assign Board-level responsibility for oversight of specific enterprise risks to committees of either company’s Board.

•	Each line of business (“LOB”) within the companies has its own risk and compliance committee. These LOB committees review all major enterprise, operational, and compliance risks within that LOB (including public safety), review and approve risk analysis and mitigation strategies, and track mitigation progress and results. Each LOB risk and compliance committee is led by a senior officer and must include the LOB risk manager and compliance manager, and risk and compliance representatives of the organizations of the companies’ Chief Ethics and Compliance Officer and the companies’ Vice President, Internal Audit and Chief Risk Officer.

•	All LOBs review their risks with the entire senior management team as part of the companies’ integrated multi-year planning process. Following calibration with the senior management team, these risks become an important factor in the development of each LOB’s strategy and budget proposals. The integrated planning cycle is an annual process designed to analyze the companies’ top risks, prioritize management activities, and identify the related investments and revenue requirements that effectively mitigate those risks.

•	PG&E Corporation and the Utility have a Vice President, Internal Audit and Chief Risk Officer who functionally reports to the Audit Committees. This officer attends Board and Board committee meetings, and provides regular reports regarding various aspects of the companies’ risk management policies, programs, and activities.

Compensation Risk Analysis

As discussed in more detail in the CD&A, the Compensation Committee’s independent compensation consultant assists PG&E Corporation and the Utility with a review of the design of the companies’ incentive plans relative to general compensation plan risk factors (or the potential for unintended consequences).

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BOARD OVERSIGHT

Compliance and Ethics

During 2015, as part of PG&E Corporation’s and the Utility’s commitment to strengthen their compliance and ethics program and performance, the companies restructured the governance for managing compliance and ethics to highlight and delineate more clearly the responsibilities for the implementation, coordination, and monitoring of their compliance and ethics program.

Board-level oversight is shared by the Boards and their committees. The Audit Committees generally assist the Boards with monitoring and overseeing compliance with legal and regulatory requirements, including discussing with management the companies’ programs to monitor compliance with laws, regulations, and internal policies and standards. The Compliance and Public Policy Committee provides further assistance for these Board-level oversight duties, including overseeing and evaluating the effectiveness of the companies’ compliance programs, reviewing periodic reports from management regarding compliance status and potential issues, and monitoring that a consistent commitment to effective compliance programs is conveyed to employees, contractors, and other relevant stakeholders. The Audit Committees also specifically review legal and regulatory matters that may impact the companies’ financial statements. The Nuclear, Operations, and Safety Committee reviews significant compliance issues related to the Utility’s nuclear, generation, gas and electric transmission, and gas and electric distribution operations and facilities.

This compliance governance structure helps promote a consistent approach to compliance and ethics across Board committees and the companies. The Compliance and Public Policy Committee works with management to make sure that the appropriate reports and materials regarding compliance and ethics issues are reviewed and discussed on a regular basis. The Audit Committees, the Compliance and Public Policy Committee, and the Nuclear, Operations, and Safety Committee meet jointly at least annually to coordinate and discuss the companies’ compliance program and monitor that all significant compliance and ethics issues are addressed by the appropriate Board committees.

At the management level, the companies’ Chief Ethics and Compliance Officer (CECO), in partnership with the lines of business, has day-to-day responsibility for overseeing and monitoring the company-wide compliance and ethics program. The lines of business are responsible for program implementation, and regularly report to the CECO on compliance matters. Management also has established a senior officer compliance and ethics committee that provides strategic guidance on, and oversight of, the compliance and ethics program, including the programs and systems designed to prevent, detect, and mitigate non-compliance. The CECO also leads the companies’ ethics and compliance training and culture-building efforts.

Political Contributions

The Compliance and Public Policy Committee reviews PG&E Corporation’s and the Utility’s political contributions and recommends Board approval limits for political contributions from the companies to candidates, measures, initiatives, political action committees, and certain other organizations that may engage in activities involving elections. The Boards are apprised of significant advocacy efforts undertaken by the companies. The Compliance and Public Policy Committee also directs preparation of an annual report summarizing political contributions and certain other expenditures made by the companies during the preceding year. Additional information regarding each company’s political engagement policies and political expenditures is available on PG&E Corporation’s website at www.pgecorp.com/aboutus/corp_gov/political_engagement/political_engagement.shtml.

Corporate Sustainability

The Compliance and Public Policy Committee has primary oversight of corporate sustainability issues, such as environmental compliance and leadership, climate change, community investments, and workforce development. This includes an annual review of PG&E Corporation’s and the Utility’s sustainability practices and performance. Other committees of the Corporation Board and the full Corporation and Utility Boards address other components of the companies’ sustainability commitment, such as public and employee safety, investments made to modernize the electric grid, and the pathways to further integrating the Utility’s deliveries of renewable electricity. For example, the Compensation Committee approves the structure of the STIP, which reinforces the companies’ sustainability commitment by rewarding eligible employees for achievement of goals that benefit customers, shareholders, and employees.

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Within management, the Chief Sustainability Officer of PG&E Corporation is responsible for developing and coordinating the companies’ corporate sustainability initiatives and overseeing the companies’ corporate sustainability reporting and measurement. This is done in coordination with other members of senior management who are responsible for functions such as supply chain management, environmental compliance, and customer energy solutions.

Additional information regarding PG&E Corporation’s sustainability efforts and progress can be found in the online Corporate Responsibility and Sustainability Report 2016, which can be accessed at www.pgecorp.com/sustainability.

Management Succession

At least annually, and often more frequently, the PG&E Corporation and Utility Boards each review the applicable company’s plan for CEO succession, both in the ordinary course of business and in response to emergency situations. Each company’s Board also develops a profile of appropriate responsibilities, attributes, and requirements for the position of CEO, which reflects the Corporation’s and the Utility’s business functions, vision, and strategy. Potential candidates for CEO may be identified internally within the companies in consultation with the Compensation Committee (which oversees the evaluation of management) and the CEO, as well as externally through various sources, including independent third-party consultants.

The succession planning process also addresses the continuing development of appropriate leadership skills for internal candidates for CEO, as well as candidates for other leadership positions within the companies. The Compensation Committee is responsible for reviewing the CEO’s long-range plans for officer development and succession for PG&E Corporation and the Utility.

Throughout 2016, the Compensation Committee addressed management succession and executive development in connection with its review of officer elections, promotions, and compensation matters during the year. The Boards and the Compensation Committee last reviewed and discussed CEO and management succession planning and executive development at their respective meetings in February 2017.

BOARD AND COMMITTEE SELF-EVALUATIONS

The Nominating and Governance Committee oversees the process for evaluating and assessing the performance of the PG&E Corporation and Utility Boards, including Board committees. At least annually, each Board or the Nominating and Governance Committee conducts an evaluation to determine whether the Board as a whole and its committees are functioning effectively.

If the evaluation is conducted by the Nominating and Governance Committee, that Committee presents its conclusions to the applicable full Board for review and concurrence.

The Board evaluation includes an assessment of the Board’s contribution as a whole and of specific areas in which the Board and/or management believes that a better contribution could be made. The evaluation also considers any feedback that might be received from individual directors regarding the performance of the lead director. The Audit Committees, the Compensation Committee, the Compliance and Public Policy Committee, the Finance Committee, the Nominating and Governance Committee, and the Nuclear, Operations, and Safety Committee conduct annual self-evaluations. The Nominating and Governance Committee may request the results of any Board committee evaluation for consideration in the Board evaluation. The Boards and Board committees consider the results of the evaluations when planning for the upcoming year.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

New directors receive information on subjects that would assist them in discharging their duties. All directors periodically receive briefing sessions or materials on such subjects. Each director also receives information regarding opportunities for continuing education, and is encouraged to stay current on important developments pertaining to such director’s function and duties to the companies by attending such programs as appropriate or otherwise.

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COMMUNICATING WITH DIRECTORS AND OFFICERS

Correspondence to directors and executive officers should be sent to the applicable company’s principal executive office, in care of the Corporate Secretary. Consistent with procedures adopted and approved by the Boards, the Corporate Secretary will forward to the independent lead director or the independent non-executive Chair any communications addressed to the Board of Directors as a body or to all of the independent or non-management directors in their entirety, and such other communications as the Corporate Secretary, in his or her discretion, determines is appropriate. The Corporate Secretary also will receive communications directed to individual directors or officers, including the independent lead director, and will forward those as appropriate.

The address of the principal executive office for each company is:

PG&E Corporation
Pacific Gas and Electric Company
77 Beale Street, P.O. Box 770000
San Francisco, California 94177

PG&E Corporation and the Utility believe that it is important to provide shareholders with the means to provide input on the Corporation’s corporate governance policies and practices. The companies are committed to investor engagement and listening to investor views on corporate governance matters and executive compensation policies and programs. Prior to the SEC ruling that required large public companies to provide advisory say-on-pay votes, in 2010 PG&E Corporation and the Utility each began providing its shareholders with the right to cast an annual advisory vote on the compensation paid to their NEOs.

Management has made it a practice to contact PG&E Corporation’s top institutional investors on a regular basis to discuss corporate governance trends and issues that are of interest to them. If requested by major shareholders, the lead director or the independent Chair of each company are available for consultation and direct communication with such major shareholders of the applicable company.

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Compensation of Non-Employee Directors

The Boards of PG&E Corporation and the Utility each establish the level of compensation for that company’s non-employee directors, based on the recommendation of the Compensation Committee and considering the impact of compensation on director independence. Directors who also are current employees of either company receive no additional compensation for service as directors.

The Compensation Committee periodically reviews the amount and form of compensation paid to non-employee directors of PG&E Corporation and the Utility. As part of this review, the Committee reviews the compensation provided to the companies’ non-employee directors as compared to other comparable U.S. peer companies, with the objective of ensuring that non-employee director compensation is:

•	Market-competitive in terms of annual compensation value, and

•	Consistent with emerging market practices and trends.

Compensation paid to non-employee directors for 2016 for service on the Boards and their committees is based upon reviews conducted in consultation with the Committee’s executive compensation consultants. The Compensation Committee’s most recent reviews of non-employee director compensation were conducted in September and December 2015.

2016 Director Compensation

The following table summarizes the principal components of compensation paid or granted to individuals for their service as non-employee directors of PG&E Corporation and the Utility during 2016.

	Fees
	Earned	Stock	Option	All Other
	Or Paid in	Awards	Awards	Compensation	Total
Name	Cash ($)(1)	($)(2)	($)(3)	($)(4)	($)
L. Chew	130,000	139,982		1,096	271,078
F. Fowler	185,750	139,982		96	325,828
M. C. Herringer	135,000	139,982		1,096	276,078
R. C. Kelly	162,500	139,982		96	302,578
R. H. Kimmel	120,000	139,982		96	260,078
R. A. Meserve	135,000	139,982		1,096	276,078
F. E. Miller	170,000	139,982		96	310,078
E. D. Mullins(5)	33,587	0		24	33,611
R. G. Parra	120,000	139,982		96	260,078
B. L. Rambo	130,000	139,982		96	270,078
A. S. Smith	162,500	139,982		1,096	303,578
B. L. Williams	185,000	139,982		96	325,078
(1)	Represents receipt of retainers and meeting fees described below following this table. Retainers paid to Mr. Mullins reflect his election to the Boards effective September 20, 2016. Total meeting fees were: Mr. Fowler $15,750, Mr. Kelly $17,500, and Ms. Smith $17,500.
(2)	Represents the grant date fair value of RSUs granted in 2016 measured in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation—Stock Compensation” (“FASB ASC Topic 718”). Grant date fair value is measured using the closing price of PG&E Corporation common stock on the date of grant. In 2016, each non-employee director who was elected at the 2016 annual meetings of shareholders and was in office as of May 26, 2016 received 2,357 RSUs with a grant date value of $139,982. The aggregate number of stock awards outstanding for each non-employee director at December 31, 2016 was: Mr. Chew 2,394, Mr. Fowler 2,394, Ms. Herringer 2,394, Mr. Kelly 2,394, Mr. Kimmel 2,394, Dr. Meserve 2,394, Mr. Miller 2,394, Mr. Mullins 0, Mr. Parra 2,394, Ms. Rambo 2,394, Ms. Smith 2,394, and Mr. Williams 2,394.
(3)	No stock options were granted in 2016. The aggregate number of option awards outstanding for each non-employee director at December 31, 2016 was: Mr. Chew 0, Mr. Fowler 0, Ms. Herringer 0, Mr. Kelly 0, Mr. Kimmel 0, Dr. Meserve 0, Mr. Miller 4,090, Mr. Mullins 0, Mr. Parra 0, Ms. Rambo 0, Ms. Smith 0, and Mr. Williams 0.
(4)	Represents (i) premiums paid for accidental death and dismemberment insurance, and (ii) matching gifts, paid or payable for 2016, to qualified organizations pursuant to the Matching Gifts Program, which establishes a set fund for matching eligible gifts made by employees and directors on a dollar-for-dollar basis, up to a total of $1,000 per calendar year per individual, as follows: Mr. Chew $1,000, Ms. Herringer $1,000, Dr. Meserve $1,000, and Ms. Smith $1,000.
(5)	Mr. Mullins was elected as a director of PG&E Corporation and the Utility effective September 20, 2016.

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Retainers and Fees

The following retainers were provided during 2016 to each director who was not an employee of PG&E Corporation or the Utility for service on the Boards and their permanent standing committees.

Board Retainer	$30,000 per quarter ($120,000 annually)
Lead Director Retainer	$12,500 per quarter ($50,000 annually)
Committee Chair Retainers	$2,500 per quarter ($10,000 annually)
Other than:
	•	Audit: $12,500 per quarter ($50,000 annually)
	•	Compensation: $3,750 per quarter ($15,000 annually)
	•	Nominating and Governance: $3,750 per quarter ($15,000 annually)
	•	Nuclear, Operations, and Safety: $3,750 per quarter ($15,000 annually)

Any director who serves on the PG&E Corporation Board, Audit Committee, or Executive Committee does not receive additional retainers for concurrent service on the Utility Board, Audit Committee, or Executive Committee, as applicable.

Directors who during 2016 served on ad hoc Board committees in connection with matters relating to the derivative lawsuits also received quarterly retainers of $12,500 (for the chair) and $6,250 (for other members) and per-meeting fees of $1,750 in connection with such service.

Non-Employee Director Stock-Based Compensation

Under the 2014 LTIP, each non-employee director of PG&E Corporation is entitled to receive annual awards of stock-based compensation.

Awards for 2016 were granted on May 26, 2016. Each director’s award had a total aggregate value of $140,000 (rounded down to reflect awards equivalent to whole units with values equivalent to whole shares of PG&E Corporation common stock) and consisted of RSUs that were granted to each non-employee director after his or her election to the Board. These RSUs vest at the earlier of the end of the director’s annual elected term or one year after the date of grant, and are then settled as shares of PG&E Corporation common stock. RSUs also will vest and be settled upon the director’s death or disability, or if there is both a Change in Control (as defined on page 55) and the director is terminated. Otherwise, RSUs are forfeited if the director ceases to be a member of the Board prior to vesting. Non-employee directors also may elect to defer settlement of vested RSUs.

Stock Ownership Guidelines

Non-employee directors of PG&E Corporation are expected to own shares of PG&E Corporation common stock having a dollar value of at least five times the value of the then-applicable annual Board retainer. Ownership is measured annually as of December 31 of each calendar year. If any non-employee director is on the Utility Board only, then that director also may satisfy his or her stock ownership obligation with Utility preferred stock. Directors generally have five years to meet the guidelines. Ownership includes beneficial ownership of common stock, as well as RSUs and common stock equivalents. These guidelines were adopted in order to more closely align the interests of directors and each company’s shareholders.

Deferral of Retainers and Fees

Under the PG&E Corporation 2005 Deferred Compensation Plan for Non-Employee Directors, directors of PG&E Corporation and the Utility may elect to defer all of their retainers, all of their meeting fees, or both. Directors who participate in the Deferred Compensation Plan may elect either to (1) convert their deferred compensation into common stock equivalents, the value of which is tied to the market value of PG&E Corporation common stock, or (2) have their deferred compensation deemed to be invested in the Utility Bond Fund (which is described in the narrative following the “Non-Qualified Deferred Compensation—2016” table beginning on page 65).

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Reimbursement for Travel and Other Expenses

Directors of PG&E Corporation and the Utility are reimbursed for reasonable expenses incurred in connection with attending Board, Board committee, or shareholder meetings, or participating in other activities undertaken on behalf of the Corporation or the Utility.

Retirement Benefits from PG&E Corporation or the Utility

The PG&E Corporation Retirement Plan for Non-Employee Directors was terminated effective January 1, 1998. Directors who had accrued benefits under the Plan were given a one-time option of either (1) receiving the benefit accrued through 1997, upon their retirement, or (2) converting the present value of their accrued benefit into a PG&E Corporation common stock equivalent investment held in the Deferred Compensation Plan for Non-Employee Directors. Accrued retirement benefits, or distributions from the Deferred Compensation Plan relating to the conversion of retirement benefits, will be paid at the later of age 65 or retirement from the Board.

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Item No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm for PG&E Corporation and Pacific Gas and Electric Company

The Audit Committees of PG&E Corporation and the Utility each have selected and appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the independent auditor for that company to audit the consolidated financial statements as of and for the year ended December 31, 2017, and to audit the effectiveness of internal control over financial reporting as of December 31, 2017. Deloitte & Touche is a major national accounting firm with substantial expertise in the energy and utility businesses. Deloitte & Touche has served as the independent auditors for PG&E Corporation and the Utility since 1999.

One or more representatives of Deloitte & Touche are expected to be present at the 2017 Annual Meetings. They will have the opportunity to make a statement if they wish and are expected to be available to respond to questions from shareholders.

Each company’s Board believes that this appointment of Deloitte & Touche is in the best interests of that company and its shareholders.

PG&E Corporation and the Utility are not required to submit these appointments to a vote of their shareholders. However, the Boards of Directors believe that requesting shareholder ratification of this selection is a good corporate governance practice. If the shareholders of either PG&E Corporation or the Utility do not ratify the appointment, the applicable Audit Committee will investigate the reasons for rejection by the shareholders and will reconsider the appointment. Even if a company’s shareholders ratify the selection, the applicable Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of that company and its shareholders.

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company Unanimously Recommend a Vote FOR the Proposal to Ratify the Appointment of Deloitte & Touche.

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Information Regarding the Independent Auditor for PG&E Corporation and Pacific Gas and Electric Company

Selection and Oversight of the Independent Auditor

Each Audit Committee is responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditor. The Audit Committees review the scope of the audit, including the terms of the engagement. The independent auditor reports directly to the Audit Committees; at each Audit Committee meeting, the independent auditor meets separately with the Audit Committees, without management present.

Annually, each Audit Committee also evaluates the independence, qualifications, and performance of the independent auditor. To ensure continuing independence of the independent auditor, the Audit Committees also consider whether there should be rotation of the independent auditor. In accordance with SEC rules, the lead audit partner may provide a maximum number of five consecutive years of service to the companies. Consistent with that requirement, Deloitte & Touche has assigned a new lead auditor to lead the integrated audit of PG&E Corporation’s and the Utility’s 2017 financial statements. The Audit Committees reviewed and evaluated the new lead auditor as part of its annual process for reviewing the independent auditor. Although the Audit Committees are directly responsible for evaluating the independent auditor, the Committees take into account the opinions of management and the internal auditors.

For 2017, the Audit Committees selected Deloitte & Touche as the companies’ independent auditor, after consideration of the following factors and criteria: (1) status as a registered public accounting firm which is subject to oversight by the Public Company Accounting Oversight Board, (2) status as a “Big Four” public accounting firm, nationally and internationally recognized as an expert in accounting and auditing, (3) having one of the largest utility practices of the “Big Four” public accounting firms, (4) having made a strong commitment to supporting supplier diversity, (5) having experience with the companies, and (6) having an experienced team, including the lead partner, familiar with the industry, assigned to the companies’ engagements. The Audit Committees also considered (1) Deloitte & Touche’s quality control report, (2) Deloitte & Touche’s discussion of its independence, and (3) a review of Deloitte & Touche’s proposed audit plan (including draft engagement letter) for 2017.

Although Deloitte & Touche has been the companies’ independent auditor since 1999, in 2015 and at the Audit Committees’ direction, the companies solicited bids from accounting firms to conduct the external audits of the companies’ financial statements for the year ending December 31, 2016. The bids were evaluated by the Auditor Selection Committee, which was comprised of members from the companies’ accounting, internal auditing, regulatory, operational, sourcing, and legal functions. The bids were evaluated with respect to four key factors: firm capabilities and background, firm resources and audit plan, supplier diversity plans, and pricing. Upon consideration of the information provided by the Auditor Selection Committee, each Audit Committee appointed Deloitte & Touche as the independent auditor for the year ending December 31, 2016.

Fees Paid to the Independent Auditor During 2016 and 2015

The Audit Committees have reviewed the audit and non-audit fees that PG&E Corporation, the Utility, and their respective controlled subsidiaries have paid to the independent auditor (including subsidiaries and affiliates), in order to consider whether the nature and relative value of those fees are compatible with maintaining the firm’s independence.

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Table 1: Fees Billed to PG&E Corporation

(Amounts include Fees Billed to the Utility and its Subsidiaries shown in Table 2 below)

	2016	2015
Audit Fees	$4.35 million	$4.81 million
Audit-Related Fees	$0.20 million	$0.16 million
Tax Fees	$0	$0
All Other Fees	$0	$0

Table 2: Fees Billed to the Utility and its Subsidiaries

(Amounts are included in Fees Billed to PG&E Corporation shown in Table 1 above)

	2016	2015
Audit Fees	$3.58 million	$4.01 million
Audit-Related Fees	$0.19 million	$0.16 million
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit Fees

Audit fees billed for 2016 and 2015 relate to services rendered by Deloitte & Touche and its affiliates in connection with reviews of Quarterly Reports on Form 10-Q, certain limited procedures on registration statements, the audits of the annual financial statements of PG&E Corporation and its subsidiaries and the Utility and its subsidiaries, the audits of both PG&E Corporation’s and the Utility’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act, and support for statutory or regulatory filings or engagements and regulators’ reviews of auditor workpapers.

Audit-Related Fees

Audit-related fees billed in 2016 and 2015 relate to services rendered by Deloitte & Touche and its affiliates for nuclear decommissioning trust audits, consultations on financial accounting and reporting standards, required agreed-upon procedure reports related to contractual obligations of the Utility and its subsidiaries, advice regarding proposed transactions, advice regarding adoption of new accounting pronouncements, training, and advice concerning internal controls surrounding new applications, systems, or activities.

Tax Fees

Deloitte & Touche and its affiliates provided no services in this category during 2016 and 2015.

All Other Fees

Deloitte & Touche and its affiliates provided no services in this category during 2016 and 2015.

Obtaining Services from the Independent Auditor

Annual Review and Pre-Approval of Services

For each fiscal year, each Audit Committee approves a list of services that will be obtained during that year by the companies and their controlled subsidiaries and affiliates from the independent auditor (including its affiliates). The Audit Committees also approve maximum fee amounts for each approved service. Three types of services may be obtained from the independent auditor.

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Category	Description
Audit services	Audit and review of annual and quarterly financial statements, expressing opinions on the conformity of the audited financial statements with generally accepted accounting principles, auditing management’s assessment of the effectiveness of internal control over financial reporting, and services that only the independent auditor reasonably can provide (e.g., comfort letters, statutory and regulatory audits, attest services, consents, and assistance with and review of documents filed with the SEC).
Audit-related services	Assurance and related services that traditionally are performed by the independent auditor (e.g., agreed-upon procedure reports related to contractual obligations and attest services).
Tax services	Advice relating to compliance, tax strategy, tax appeals, and specialized tax issues, all of which also must be permitted under the Sarbanes-Oxley Act.

As part of the review process, the Audit Committees assess, among other things, the impact of that service on the independent auditor’s independence.

Mid-Year Monitoring and Approval of Additional Services

During the year, management periodically updates each Audit Committee as to the extent to which the approved services have already been provided. The Audit Committees also must approve (1) any proposed new services that were not approved during the annual review, and (2) any increase in authorized fee amounts for previously approved services.

Management also has adopted a policy under which PG&E Corporation, the Utility, and their controlled subsidiaries may not enter into new engagements with Deloitte & Touche and its affiliate, Deloitte Consulting, for services other than audit services, audit-related services, and tax services that Deloitte & Touche and its affiliates are allowed to provide to Deloitte & Touche’s audit clients under the Sarbanes-Oxley Act.

Delegation of Pre-Approval Authority

Each Audit Committee has delegated to its Committee Chair, or to any other independent Committee member if the Chair is not available, the authority to pre-approve services provided by the company’s independent auditor. These pre-approvals must be presented to the full Audit Committee at the next regularly scheduled Committee meeting.

Services Provided During 2016 and 2015

During 2016 and 2015, all services provided by Deloitte & Touche to PG&E Corporation, the Utility, and their consolidated affiliates were approved consistent with the applicable pre-approval procedures.

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Report of the Audit Committees

The Audit Committees (“Committees”) of PG&E Corporation and Pacific Gas and Electric Company (“Utility”) are comprised of independent directors and operate under written charters adopted by their respective Boards. The members of the Audit Committees of PG&E Corporation and the Utility are identical. At both PG&E Corporation and the Utility, management is responsible for internal controls and the integrity of the financial reporting process.

The Committees reviewed and discussed the audited consolidated financial statements of PG&E Corporation and the Utility with management and the independent auditor. The Committees also discussed with the independent auditor matters that are required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301—Communications with Audit Committees.

Deloitte & Touche LLP was the independent auditor for PG&E Corporation and the Utility in 2016. Deloitte & Touche LLP provided to the Committees written disclosures required by applicable requirements of the PCAOB regarding an independent auditor’s communications with an audit committee concerning independence and non-audit services, and the Committees discussed with Deloitte & Touche LLP that firm’s independence.

Based on the Committees’ review and discussions described above, the Committees recommended to the Boards that the audited consolidated financial statements for PG&E Corporation and the Utility be included in the PG&E Corporation and Pacific Gas and Electric Company Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission.

April 18, 2017

Audit Committees of the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company

Forrest E. Miller, Chair

Lewis Chew

Maryellen C. Herringer

Richard C. Kelly

Eric D. Mullins

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Item No. 3: Advisory Vote on Executive Compensation for PG&E Corporation and Pacific Gas and Electric Company

PG&E Corporation and the Utility each ask their respective shareholders to approve the following:

RESOLVED that the compensation paid to the company’s executive officers named in the Summary Compensation Table of this Joint Proxy Statement, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative discussion, is hereby APPROVED.

PG&E Corporation and the Utility each believe that its executive compensation policies and practices are effective in tying a significant portion of pay to performance, while providing competitive compensation that attracts, retains, and motivates talented executives, and aligns the interests of our executive officers with those of our shareholders.

In establishing PG&E Corporation’s officer compensation programs for 2016 (which also cover officers of the Utility), the Compensation Committee established three objectives. These objectives, and how these objectives were met for 2016, are discussed in the CD&A, which can be found immediately following this Item No. 3. These objectives are summarized below.

•	A significant portion of every officer’s compensation should be tied directly to PG&E Corporation’s performance, without promoting excessive risk-taking.

With the exception of base salary, all elements of annual officer compensation are tied to corporate operational and/or financial performance and, therefore, provide a direct connection between compensation and performance in both the achievement of key operating results and long-term shareholder value. For Anthony F. Earley, Jr., who served as the PG&E Corporation CEO during 2016, approximately 87 percent of 2016 target compensation was tied to corporate performance. For the other NEOs, approximately 77 percent of average 2016 target compensation was tied to corporate performance.

The Compensation Committee’s independent compensation consultant, Pay Governance, LLC, has advised that there are no material issues regarding PG&E Corporation’s and the Utility’s executive compensation programs, and that the design of the companies’ incentive pay plans pose a low likelihood of incenting employees to engage in behaviors that are likely to have an adverse material impact on the companies.

•	A significant component of officer compensation should be tied to PG&E Corporation’s long-term performance for shareholders, in the form of long-term incentive awards.

The annual long-term incentive awards for 2016 were comprised of 50 percent performance shares using a relative TSR measure, 10 percent performance shares using equally weighted safety and affordability measures, and 40 percent RSUs. Performance shares granted in 2016 vest, if at all, at the end of a three-year period, and their value is also tied to the price of PG&E Corporation common stock. In addition, the value of performance shares using a TSR measure is tied to the relative three-year performance of PG&E Corporation common stock price appreciation and dividends paid, as compared to the TSR of companies in the 2016 Performance Comparator Group. RSUs vest over a three-year period, and their value is tied directly to the price of PG&E Corporation common stock.

•	Target cash compensation (base salary and target short-term incentive) should be competitive with the median target cash compensation for comparable officers in the 2016 Pay Comparator Group.

Target cash compensation for 2016 generally was within a range of 15 percent above to 15 percent below the corresponding market median for companies in the 2016 Pay Comparator Group.

This vote is non-binding and is required by Section 14A of the Securities Exchange Act of 1934. PG&E Corporation and the Utility each currently plan to submit this vote to shareholders annually, and expect to next submit this matter to shareholders in connection with next year’s annual shareholder meeting, pending consideration of results from each company’s shareholder vote on Item No. 4 in this Proxy Statement. If the shareholders of either company do not approve this proposal, the Compensation Committee and members of management will investigate the reasons for disapproval and will consider those reasons when developing future executive compensation programs, practices, and policies.

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company Unanimously Recommend a Vote FOR This Proposal to Approve the Compensation of Each Company’s Executive Officers Named in the Summary Compensation Table, as Described in This Joint Proxy Statement.

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Compensation Discussion and Analysis

This CD&A describes the companies’ compensation philosophy, executive compensation program, and how the NEOs were compensated in 2016. The CD&A discusses:

1.	Performance and Pay Highlights

2.	Compensation Program Objectives and Competitive Market Review

3.	Risk and Governance Approach

4.	NEO Compensation Structure

5.	Committee Conclusion

Detailed information regarding 2016 NEO compensation can be found in the Executive Officer Compensation Information section following this CD&A.

1.	PERFORMANCE AND PAY HIGHLIGHTS

Corporate Performance

We believe that the executive team’s 2016 performance delivered both short- and long-term value for shareholders and customers. The companies furthered our progress on safety, continued to improve system reliability, and won recognition from our industry for the speed and quality of our emergency response efforts.

Safety Success

•	Delivered first quartile performance for both 911 (electric) emergency response and gas emergency response.

•	Passed a comprehensive gas safety audit to become the first utility to be certified to the chemical industry’s RC14001® management system standard. The Utility has now earned four third-party safety endorsements for gas safety management.

•	Reached a milestone of inspecting 1 million gas lines using state-of-the-art Picarro mobile gas leak detection technology.

•	Received Federal Aviation Administration permission to use drone technology to inspect the safety of the Utility’s remote infrastructure, including our vast hydroelectric system.

Customer and Reliability Achievements

•	Achieved the second-best year for electric reliability, and one of the best years since 2000 for the reliability of our hydroelectric and natural-gas-fired generating facilities.

•	Opened the third of three new state-of-the-art electric distribution control centers, transforming how the Utility monitors and operates its electric grid. These centers enhance grid reliability and enable quicker response to power outages.

•	Provided nearly 33 percent of electric deliveries from qualifying renewable resources—four years ahead of California’s goal—and almost 70 percent of the energy delivered was carbon-free.

•	Surpassed 275,000 rooftop solar connections, a total that accounts for one of every four solar households in the United States.

•	Secured CPUC approval to build the infrastructure to support 7,500 level 2 electric-vehicle charging stations across Northern and Central California.

•	Achieved a customer satisfaction score that was the Utility’s second-highest annual performance since 2010.

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Financial Results

•	PG&E Corporation’s earnings from operations were $3.76(1) per share, slightly ahead of guidance.

•	PG&E Corporation’s 2016 total shareholder return was 17.9 percent, slightly below the median for the Performance Comparator Group.

Short-Term Performance and Pay

2016 SHORT-TERM INCENTIVE PLAN RESULTS

The STIP is the annual cash incentive plan for executives. Performance is measured against targets previously approved by the Compensation Committee.

Overall safety performance was below target. Gas Operations safety performance exceeded targets; however, Electric Operations safety performance lagged, primarily due to weather-related wires-down results.

Customer performance was at target. Satisfaction increased for both residential and business customers. While 2016 was our second-best year ever for electric reliability, we did not meet our aggressive STIP target due primarily to inclement weather.

Financial performance was slightly above the 2016 STIP target.

After reviewing overall company performance against the 2016 STIP targets, the Committee approved a final 2016 STIP score of 0.936 percent.

The Committee and the Boards reduced the 2016 STIP score to 0.900 for senior officers due to the deaths of an employee and a contractor during 2016. The reduction applied to all NEOs except Mr. Thomason.

Long-Term Performance and Pay

Our equity-based incentive plan is designed to link executive performance to long-term shareholder returns. Awards consist of (1) performance shares which cliff-vest following a three-year performance period, and (2) RSUs with time-based vesting.

Performance shares granted in 2014 vested and were paid in 2017, with the payout determined by comparing PG&E Corporation’s TSR to that of the companies in its 2014 Performance Comparator Group.

PG&E Corporation’s TSR ranked 4th in comparison to the 2014 Performance Comparator Group for the three-year period from 2014 to 2016, resulting in a 160 percent payout of the performance shares granted in 2014.

RSUs settle in equivalent shares of PG&E common stock, directly tying long-term compensation to stock performance over time.

TOTAL SHAREHOLDER RETURN (TSR) PERFORMANCE
AS OF DECEMBER 31, 2016

(1)	PG&E Corporation discloses historical financial results and bases guidance on “earnings from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations. Earnings from operations are not a substitute or alternative for income available for common shareholders presented in accordance with Generally Accepted Accounting Principles (“GAAP”) (see Exhibit A at the end of this CD&A for a reconciliation of results based on earnings from operations to results based on income available for common shareholders in accordance with GAAP).

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CEO Realizable Compensation

The Compensation Committee believes that analyzing realizable pay is important in understanding the relationship between the targeted compensation that was approved for the CEO and the compensation that he actually earned, or may still earn, based on company performance.

For the past three years in aggregate, Mr. Earley’s realizable pay was 108 percent of target.

Target compensation for each year includes salary, non-equity incentives at target, the value of stock awards granted (at grant date fair market value), change in pension value, and all other compensation.

Realizable compensation for each year includes salary, non-equity incentives earned, the value of stock awards (using the December 31, 2016 stock price for vested awards or, for outstanding unvested awards, the expected value at vesting based on the December 31, 2016 stock price), change in pension value, and all other compensation.

CEO TARGET AND REALIZABLE COMPENSATION
(2014 - 2016) IN $ MILLIONS

2.	COMPENSATION PROGRAM OBJECTIVES AND COMPETITIVE MARKET REVIEW

2016 Officer Compensation Program Objectives

The Compensation Committee established PG&E Corporation’s officer compensation program for 2016 to meet three primary objectives:

•	Performance-Based Pay—A significant portion of total compensation is at risk based on PG&E Corporation and individual performance. Short- and long-term incentives reflect safety, customer, operational, and financial goals, and long-term shareholder returns, without promoting excessive risk-taking.

•	Shareholder Alignment—A significant component of every officer’s compensation is tied directly to PG&E Corporation’s performance for shareholders. Performance is defined as TSR, measured by stock price appreciation and dividends paid, relative to companies in the Performance Comparator Group.

•	Market-Competitive Compensation Levels—Target cash compensation (base salary and short-term incentive) should be competitive with the median target cash compensation for comparable officers in the Pay Comparator Group.

PG&E Corporation’s and the Utility’s 2016 compensation policies and practices described below and elsewhere in this Proxy Statement are designed to meet these objectives. These objectives are largely unchanged from 2015.

The Committee also considers shareholder advisory votes as part of its review of executive compensation programs and practices. In May 2016, PG&E Corporation’s and the Utility’s shareholders approved the companies’ NEO compensation for 2015 with votes of 80.1 percent and 99.8 percent, respectively. The Committee considered these results and, given the level of shareholder support, made no material changes to compensation policies in 2016.

Executive Officer Compensation-Setting Process

Each year, the independent members of the applicable Board, based on the Compensation Committee’s advice and recommendation, approve the amounts of total target compensation for the CEO of PG&E Corporation and the CEO of the Utility (or, if the Utility CEO office is not filled, any Utility President). Such approvals are made following a review of comparative data, advice from the Committee’s independent compensation consultant, and an assessment of individual performance, objectives, and scope of responsibilities. The Committee also approves the amounts of total target compensation for all other executive officers based upon a review of comparative data, advice from its independent compensation consultant, and recommendations from the Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, any Utility President), as applicable. The Committee uses comparative data throughout the year to set the total target compensation of new executive officers. The Committee also reviews other benefits provided to executive officers.

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The PG&E Corporation Board has delegated to the Compensation Committee the authority to administer the 2014 LTIP, under which equity-based awards have been made. In addition, the Corporation Board has delegated to the Corporation CEO the authority to grant LTIP awards to certain eligible participants within the guidelines adopted by the Committee.

The PG&E Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, any Utility President) generally attend a portion of each Compensation Committee meeting, but excuse themselves from the Committee’s deliberations or decisions with respect to their pay. At the Committee’s request, the Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, any Utility President) review with the Committee the performance of the other NEOs. The Corporation CEO and the Utility CEO (or, if the Utility CEO office is not filled, any Utility President), as applicable, also recommend adjustments, if any, in base pay, annual incentive awards, and LTIP awards for the other NEOs.

These recommendations are given appropriate weight by the Committee in the compensation-setting process, given each CEO’s and any applicable President’s direct knowledge of the performance and contributions of each NEO. The Committee may exercise its discretion to accept, reject, or modify their recommendations based on the Committee members’ collective assessment of the NEOs’ performance and pay position relative to the peer group, as well as PG&E Corporation’s overall financial and operating performance and other factors that the Committee deems appropriate.

The Compensation Committee may delegate its authority with respect to ministerial matters under the 2014 LTIP to the PG&E Corporation CEO or the PG&E Corporation Senior Vice President, Human Resources.

The PG&E Corporation Board has delegated to the Corporation CEO the authority to approve compensation, within guidelines approved by the Compensation Committee, to lower-level officers excluding, without limitation, Section 16 officers and to non-officer employees. With respect to annual equity awards, such Committee-approved guidelines include the LTIP award value ranges for different categories of employees, and the terms and conditions of all LTIP awards to be made during the year. The guidelines also specify the grant date for annual LTIP awards. Actual awards are generally made within the range of target LTIP values previously approved by the Committee.

Consultants and Advisers

The Compensation Committee retains an independent compensation consultant to advise on compensation programs and practices, including pay levels for non-employee directors and officers. Under a policy adopted by the Committee, this consultant must be “independent,” i.e., (1) the consultant must be retained by, and report solely to, the Compensation Committee, and (2) the consultant and its affiliates may not perform any work for PG&E Corporation or its affiliates, except at the request of the Committee or its Chair, and in the capacity of the Committee’s agent.

For establishing 2016 compensation, the Compensation Committee retained Pay Governance, LLC (“Pay Governance”) as its independent consultant. Pay Governance did not provide services to management of PG&E Corporation, the Utility, or their affiliates, although Pay Governance has maintained a working relationship with management in order to fulfill Pay Governance’s primary role as adviser to the Compensation Committee. Pay Governance is a nationally recognized independent firm providing consulting assistance to corporations in order to develop compensation programs for senior executives, key employees, and boards of directors. Pay Governance was first selected as the Compensation Committee’s independent consultant in September 2014, following the Committee’s review of numerous candidate firms.

During 2016, Pay Governance advised the Compensation Committee on the following matters:

•	Non-employee director compensation,

•	Executive compensation competitive market,

•	Executive compensation emerging trends and best practices,

•	Shareholder advisory firms’ pay and performance analyses,

•	Compensation risk analysis,

•	Proxy statement disclosures relating to compensation,

•	Severance and change-in-control practices and policies,

•	Corporate governance best practices relating to compensation, and

•	Compensation matters relating to CEO transition.

The Compensation Committee determined that no conflicts of interest were raised by the work of Pay Governance during 2016.

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The Compensation Committee also has discretion to engage other compensation consultants, as well as legal counsel and other advisers, although it did not do so during 2016. The Committee will take into account any such advisers’ and consultants’ independence, and whether the work of any compensation consultants will raise any conflict of interest. PG&E Corporation pays the reasonable compensation costs for any such advisers.

Management also may retain compensation consultants to assist management and the Compensation Committee in connection with compensation matters.

2016 NEO Compensation Competitive Market Review

For 2016, the Compensation Committee used a Pay Comparator Group of publicly traded gas and electric utilities to evaluate market practice and assess PG&E Corporation’s and the Utility’s competitive pay position, supplemented by data for the broader energy services sector or general industry, as appropriate. All elements of NEO total direct pay (base pay and short- and long-term incentive targets) were compared individually and in aggregate to the applicable benchmark data.

The Committee does not adhere strictly to formulas or survey data to determine the actual mix and amounts of compensation. The Committee considers various additional factors, including each NEO’s scope of responsibility and organizational impact, experience, and performance, as well as PG&E Corporation’s and the Utility’s overall safety, operating, and financial results. This flexibility is important in supporting the overall pay-for-performance philosophy and in meeting the Committee’s objectives of attracting, retaining, and motivating a talented executive leadership team.

In setting 2016 compensation levels, base pay and short-term incentive targets were aligned with the market median.

Target annual LTIP award values for 2016 reflect long-term incentive award trends of the market. Specifically, performance share values using a TSR metric are designed to (1) provide payouts commensurate with PG&E Corporation’s TSR performance as compared to the 2016 Performance Comparator Group, and (2) deliver long-term incentive compensation at approximately the 60th percentile level of the 2016 Pay Comparator Group, upon achievement of 60th percentile TSR performance as compared to the 2016 Performance Comparator Group. If the Corporation’s TSR performance is at the median level of the 2016 Performance Comparator Group, participants will realize a payout below target award values. Actual amounts realized by NEOs depend on the Corporation’s performance, as measured by stock price and relative TSR performance as compared to the 2016 Performance Comparator Group and by actual safety and affordability performance as compared to established targets.

Pay Comparator Group

For 2016, the Pay Comparator Group used to benchmark compensation elements consisted of all companies listed in the Philadelphia Utility Index, with two replacements. Sempra Energy and WEC Energy Group, Inc. were used as comparators in place of Covanta and El Paso Electric because with annual revenues under $2 billion, Covanta and El Paso Electric are too small to be reasonable comparators. The Philadelphia Utility Index, which is administered by NASDAQ, consists of a group of 20 companies (including PG&E Corporation) that are selected by NASDAQ on the basis of having a primary business in the electric utility sector and meeting minimum market capitalization criteria.

A total of 19 companies were included in the 2016 Pay Comparator Group.

AES Corporation	Duke Energy Corporation	Public Service Enterprise Group
Ameren Corporation	Edison International	Sempra Energy
American Electric Power Company, Inc.	Entergy Corporation	Southern Company
CenterPoint Energy, Inc.	Eversource Energy	WEC Energy Group, Inc.
Consolidated Edison, Inc.	Exelon Corporation	Xcel Energy Inc.
Dominion Resources, Inc.	FirstEnergy Corp.
DTE Energy Company	NextEra Energy, Inc.

In addition, supplemental data for the broader energy services segment, adjusted for PG&E Corporation’s revenues, was provided by Willis Towers Watson from its proprietary Energy Services executive compensation survey, which includes information from over 100 energy services companies. For Mr. Simon and Mr. Mistry, comparisons were made to data from Willis Towers Watson’s General Industry executive compensation survey, as their job scope and skills are easily transferable to other industries. Due to the proprietary nature of their data, Willis Towers Watson did not disclose the companies matching individual benchmark positions.

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Performance Comparator Group

Each year, PG&E Corporation and the Utility also identify a Performance Comparator Group that is used only for evaluating PG&E Corporation’s relative TSR performance to determine payouts for LTIP performance shares. In determining the composition of the Performance Comparator Group for 2016, the Compensation Committee decided that the Performance Comparator Group will include companies (1) that are categorized consistently by the investment community as “regulated,” as opposed to “less regulated,” based on analysis of revenue sources (i.e., the companies have business models similar to the Corporation and the Utility), and (2) that have a market capitalization of at least $4 billion. The Committee first selected companies listed on the Philadelphia Utility Index that meet these criteria and then selected additional companies that also meet these criteria. A total of 14 companies were included in the Performance Comparator Group for performance shares granted in 2016.

Ameren Corporation	Duke Energy Corporation	SCANA Corporation
American Electric Power Company, Inc.	Edison International	Southern Company
CMS Energy Corporation	Eversource Energy	WEC Energy Group, Inc.
Consolidated Edison, Inc.	NiSource Inc.	Xcel Energy Inc.
DTE Energy Company	Pinnacle West Capital Corporation

3. RISK AND GOVERNANCE APPROACH

The companies’ compensation programs emphasize sound governance practices. Our executive compensation practices, as aligned with best practices, include:

Our Compensation Practices	NOT Our Compensation Practices
Pay for Performance. A majority of compensation is “at risk” and linked to shareholder interests.	No Employment Contracts. Generally do not utilize employment contracts.
Shareholder Outreach. Discussions with key institutional investors on a regular basis.	No Unearned Dividends Paid. No dividends or dividend equivalents are paid on unvested equity awards.
Clawback Policy. Clawback policy with a three-year reach back.	No Repricing of Options and Stock Appreciation Rights. Repricing requires shareholder approval.
Double Trigger. Change-in-control severance requires a “double trigger.”	No Tax Gross-Ups. No tax gross-ups are provided, except for limited programs generally available to all management employees.
Tally Sheets. The Compensation Committee reviews tally sheets and considers realizable pay.	No Hedging or Pledging. Policy restricts hedging and pledging of either company’s stock.
Limited Severance Benefits. Benefits are limited to one times base salary plus target STIP bonus, pro-rata vesting of performance shares, and one-year continued vesting of RSUs.	No Additional Service Credit. Policy against granting additional credited service under the Supplemental Executive Retirement Plan.
Compensation Consultant. The Compensation Committee engages an independent consultant and has a policy concerning independence.
Ownership Guidelines. Share ownership and retention requirements (6X base salary for the CEO, 1.5X to 3X for other NEOs).

Shareholder Outreach

PG&E Corporation and the Utility believe that it is important to provide shareholders with the means to provide input on the Corporation’s corporate governance policies and practices, including its executive compensation programs and the clarity of the company’s disclosures regarding such programs.

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PG&E Corporation is committed to investor engagement and listening to investor views on corporate governance matters and executive compensation policies and programs. Prior to the SEC ruling that required large public companies to provide advisory say-on-pay votes, in 2010 PG&E Corporation and the Utility each began providing its shareholders with the right to cast an annual advisory vote on the compensation paid to their NEOs.

Management has made it a practice to contact PG&E Corporation’s top institutional investors on a regular basis to discuss corporate governance trends and issues that are of interest to them.

Executive Stock Ownership Guidelines

The 2010 Executive Stock Ownership Guidelines are designed to encourage senior executive officers to achieve and maintain a minimum investment in PG&E Corporation common stock at levels set by the Compensation Committee, and to further align executive interests with those of PG&E Corporation’s shareholders. Executive stock ownership guidelines are increasingly viewed as an important element of a company’s governance policies.

The stock ownership target for Mr. Earley and Ms. Williams is six times base salary, the target for Messrs. Stavropoulos, Wells, and Simon is three times base salary, and the target for Messrs. Halpin and Mistry is one and one-half times base salary. Mr. Thomason is not subject to stock ownership guidelines.

Until an executive meets the applicable stock ownership guideline, he or she must retain 50 percent of the net shares realized from the vesting of RSUs or stock units (including performance shares), after accounting for tax withholding. For the purpose of calculating compliance with the guidelines, unvested RSUs and unvested stock units are not taken into account, except in the case of RSUs after a participant is retirement-eligible (defined as age 55 with five consecutive years of service).

Compensation Risk Analysis

Pay Governance assists PG&E Corporation and the Utility with a review of the design of the companies’ incentive plans relative to general compensation plan risk factors (or the potential for unintended consequences). The companies reviewed the overall compensation pay structure, the overall mix of compensation vehicles, the structure of the incentive plans in particular, other company pay plans, and governance for oversight of program design and administration. With respect to incentive plan structure, the companies specifically examined target and maximum compensation in each plan, the nature and mix of performance measures, governance structure, the risk of earnings manipulation posed by the incentive structure, and the extent to which the NEO pay program rewards short-term decisions at the risk of long-term performance. The companies also generally considered other compensation policies (such as clawback and anti-hedging policies), other compensation plans relating to severance and change-in-control benefits, and compensation governance.

For 2016, Pay Governance concluded that there were no material issues regarding the companies’ executive pay programs, and that the design of the companies’ incentive pay plans have, overall, a low risk profile.

To further ensure appropriate incentive metrics, the Compensation Committee also receives advice from the Nuclear, Operations, and Safety Committee regarding appropriate safety and operational incentive measures.

Based on the foregoing, PG&E Corporation and the Utility concluded that the risks arising from the companies’ overall compensation policies and practices are not reasonably likely to have a material adverse effect on either the Corporation or the Utility.

Tax Deductibility

The Committee appropriately weighs the tax-deductibility limitations imposed by Section 162(m) of the Internal Revenue Code. The Committee in its discretion may award forms of compensation that are not deductible under Section 162(m) when it determines that such awards best carry out the goals and objectives of the companies’ officer compensation programs.

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4. NEO COMPENSATION STRUCTURE

Named Executive Officers

Named Executive Officers of PG&E Corporation for 2016

•	Anthony F. Earley, Jr.—Chairman, CEO, and President, PG&E Corporation (became Executive Chair of the Board, PG&E Corporation effective March 1, 2017)

•	Geisha J. Williams—President, Electric, Pacific Gas and Electric Company (became CEO and President, PG&E Corporation effective March 1, 2017)

•	Nickolas Stavropoulos—President, Gas, Pacific Gas and Electric Company (became President and COO, Pacific Gas and Electric Company effective March 1, 2017)

•	Jason P. Wells—Senior Vice President and Chief Financial Officer, PG&E Corporation

•	John R. Simon—Executive Vice President, Corporate Services and Human Resources, PG&E Corporation (became Executive Vice President and General Counsel, PG&E Corporation effective March 1, 2017)

Named Executive Officers of Pacific Gas and Electric Company for 2016

Messrs. Earley, Stavropoulos, and Wells and Ms. Williams are considered NEOs of the Utility. The other NEOs of the Utility for 2016 are:

•	Edward D. Halpin—Senior Vice President, Generation and Chief Nuclear Officer, Pacific Gas and Electric Company

•	David S. Thomason—Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company (effective June 1, 2016)

•	Dinyar B. Mistry—Senior Vice President, Human Resources, PG&E Corporation and Pacific Gas and Electric Company (formerly the principal financial officer of Pacific Gas and Electric Company until May 30, 2016)

2016 Officer Compensation Program

NEOs received the following types of compensation during 2016.

Type	Component
Cash	Base Salary	•	Determined annually, though merit increase adjustments may be made mid-year.
	Short-Term Incentive	•	Based on corporate performance against pre-established operational and performance goals that are set annually.
		•	The Boards and the Compensation Committee have discretion to adjust payments (e.g., for external factors or individual performance) and to reduce awards to zero.
Equity	Performance Shares	•	Generally have a three-year vesting period (one-third at the end of each year) while employed or after retirement.
	RSUs	•	Generally vest after a three-year performance period.
		•	Payout is based on TSR relative to 14 peer companies selected by the Compensation Committee and achievement of safety and affordability goals.
Post- Employment	Pension	•	NEOs receive benefits based on their final average pay and number of years of service, subject to limits imposed by the Internal Revenue Service.
		•	Vested benefits are payable at the later of age 55 or separation from service.
		•	Benefits may be reduced unless at least 35 years of service or age 65.

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Type	Component
	Supplemental Pension	•	Eligible NEOs receive benefits based on their final average pay plus short-term incentive, and the number of years of service.
		•	Benefits may be reduced unless at least 35 years of service or age 65, and are reduced by amounts payable from the tax-qualified pension plan.
		•	Vested benefits are payable at the later of age 55 or separation from service.
	Deferred Compensation	•	Officers elected after December 31, 2012 (Mr. Thomason) participate in the Defined Contribution Executive Supplemental Retirement Plan (DC-ESRP) rather than the supplemental pension plan described above.
		•	For eligible NEOs, each time salary or STIP is paid, the company credits the participant’s non-qualified deferred compensation account with an amount equal to 7 percent of the payment.
		•	DC-ESRP account balances, including earnings, are distributed to the participant in up to 10 annual installments following the end of employment.
Other	Perquisites	•	Limited perquisites include safety- and security-based car transportation services for each of the PG&E Corporation CEO and any Utility President, on-site parking, executive health services, partial subsidy of financial services, and accidental death and dismemberment insurance.
		•	Lump-sum annual cash stipend paid in lieu of providing broader perquisite benefits.
		•	Also may include the following items that are available to other management employees: health club fee reimbursement and relocation services.

The following charts illustrate the percentage of target 2016 compensation allocated to base salary, short-term incentives, and long-term incentives for the PG&E Corporation CEO and for the other NEOs on average. (Short-term incentives are shown at target payout levels, and long-term equity incentives are shown at 100 percent payout.)

The Compensation Committee believes that these proportions of base salary relative to target short-term and long-term incentives provide the right mix to attract, retain, and motivate officers with the necessary skills and experience for the development and successful operation of PG&E Corporation’s and the Utility’s businesses. They also provide a direct connection between compensation and performance in both the achievement of key operating results and long-term shareholder value, as more fully described below.

A greater portion of the PG&E Corporation CEO’s 2016 target compensation is tied to the long-term performance of PG&E Corporation, which the Committee believes is appropriate given the CEO’s role.

Compensation paid to the NEOs was consistent with the types and forms of compensation provided during 2016 to all executive officers of the companies.

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Components of 2016 Officer Compensation

Base Salary

For NEO compensation, the base salary component falls within a range of 13 percent to 40 percent of target total compensation, depending on officer level.

This is consistent with the Compensation Committee’s objective of tying a significant portion of every NEO’s compensation directly to PG&E Corporation’s performance for shareholders through short-term and long-term incentives.

For 2016, the Committee approved a base salary increase budget of 3 percent. The comparative data indicated that the companies in the Pay Comparator Group expected to provide officers a 3 percent average salary increase in 2016.

In the case of NEOs, base salary at PG&E Corporation and the Utility is generally within a range of between 15 percent above and 15 percent below (the “15 percent band”) the median base salary of the appropriate benchmark position. The Committee believes that this level of comparability to the market is appropriate and consistent with its pay philosophy of taking into consideration factors other than market data in establishing individual pay levels, while delivering cash compensation that is competitive with market.

Short-Term Incentives

The STIP is an at-risk component of pay. NEOs and other eligible employees may earn annual performance-based cash incentive compensation under the STIP based on achievement of financial and operational goals approved by the Committee and an individual executive’s achievements for the year. The Committee retains complete discretion to determine and pay all STIP awards to NEOs and other eligible employees. This includes discretion to reduce the final score on any and all measures downward to zero.

2016 STIP Structure and Results

For 2016, the Committee adopted a STIP structure that continued PG&E Corporation’s and the Utility’s focus on improving public and employee safety and customer satisfaction. The weights of the components - Safety, Customer Satisfaction, and Financial - were unchanged from 2015 at 50 percent, 25 percent, and 25 percent, respectively.

The Safety component was structured to provide a strong focus on the safety of employees, customers, and communities. It was made up of four subcomponents: (1) Nuclear Operations Safety, (2) Electric Operations Safety, (3) Gas Operations Safety, and (4) Employee Safety. For 2016, Timely Reporting of Injuries was added as a safety measure with a 4 percent weight. The measure was designed to support early intervention, avoid exacerbation of medical problems, and reinforce the companies’ “Speak Up” culture. To accommodate the added measure, the weights of the Lost Workday Case Rate and Serious Preventable Motor Vehicle Incident Rate measures were each reduced from 8 percent in the 2015 STIP to 6 percent in the 2016 STIP.

The Customer Satisfaction measures were designed to incent employees to be more responsive to customers’ needs.

As in prior years, corporate Financial performance was measured by PG&E Corporation’s actual earnings from operations compared to budget.

Each STIP measure has a threshold, target, and maximum level of performance used to arrive at a score ranging from zero to 2.0 for that measure. Performance below the minimum performance level, or threshold, results in a zero score. Performance at the threshold results in a STIP score of 0.5. Target performance results in a STIP score of 1.0, and performance at or above the maximum established level results in a score of 2.0. A score of 1.0 provides 100 percent of an executive’s target payout. Performance at the threshold and maximum levels delivers 50 percent and 200 percent of targeted payout, respectively. Linear interpolation is used to determine scores for performance between threshold and target, and between target and maximum.

The STIP overall performance score is the sum of the weighted cumulative average scores for performance on each of the STIP measures.

An NEO’s final STIP score also may be increased or decreased by an individual performance modifier, which can range from 0 percent to 150 percent. The individual performance modifier is determined by the Committee based upon the CEO’s assessment of an executive’s performance, or the applicable Board’s assessment in the case of the CEO’s or any Utility President’s performance, for the year.

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For 2016, the measures and related weightings, thresholds, targets, maximums, and results for calculating the STIP performance score were as follows:

							Weighted
							Average
2016 STIP Measures	Weight	Threshold	Target	Maximum	Result	Score	Score
SAFETY COMPONENT (50%)
Nuclear Operations Safety
Diablo Canyon Power Plant Reliability and Safety Indicator
Unit 1 Reliability and Safety Indicator	4%	94.2	98.7	100.0	100.0	2.000	0.080
Unit 2 Reliability and Safety Indicator	4%	94.2	98.7	100.0	90.0	0.000	0.000
Electric Operations Safety
Transmission and Distribution (T&D) Wires Down	5%	3,000	2,572	2,400	3,299	0.000	0.000
911 Emergency Response	5%	95.0%	97.5%	98.5%	98.3%	1.800	0.090
Gas Operations Safety
In-Line Inspection and Upgrade Index	6%	0.50	1.00	2.00	0.88	0.880	0.053
Gas Dig-ins Reduction	5%	2.18	2.03	1.96	2.02	1.143	0.057
Gas Emergency Response	5%	21.5	21.0	20.0	20.0	2.000	0.100
Employee Safety
Lost Workday Case Rate	6%	0.353	0.320	0.275	0.402	0.000	0.000
Serious Preventable Motor Vehicle Incident (SPMVI) Rate	6%	0.252	0.239	0.226	0.280	0.000	0.000
Timely Reporting of Injuries	4%	64.0%	67.1%	70.2%	67.3%	1.065	0.043
CUSTOMER SATISFACTION COMPONENT (25%)
Customer Satisfaction Score	15%	75.5	75.7	76.3	76.1	1.667	0.250
System Average Interruption Duration Index (SAIDI)	10%	101.1	96.3	93.9	109.0	0.000	0.000
FINANCIAL COMPONENT (25%)
Earnings from Operations (EFO) (in millions)	25%	95% of Budget	Budget	105% of Budget	$1,884.0	1.053	0.263
	100%						0.936

The measures in the foregoing table are defined below.

Diablo Canyon Power Plant Reliability and Safety Indicator—Year-end score of 12 performance indicators reported to the Institute of Nuclear Power Operations for the Utility’s Diablo Canyon Power Plant Units 1 and 2.

Transmission and Distribution (T&D) Wires Down—Number of unplanned sustained outage events involving at least one downed overhead electric transmission or primary distribution conductor.

911 Emergency Response—Percentage of time that Utility personnel are on site within 60 minutes after receiving a 911 call of a potential Utility electric hazard.

In-Line Inspection and Upgrade Index—Index measuring the Utility’s ability to complete planned in-line inspections and pipeline retrofit projects.

Gas Dig-ins Reduction—Number of third-party dig-ins to gas assets per 1,000 Underground Service Alert tickets.

Gas Emergency Response—Average response time in minutes to an immediate response gas emergency order.

Lost Workday Case Rate—Number of lost workday cases incurred per 200,000 hours worked (or for approximately every 100 employees).

Serious Preventable Motor Vehicle Incident (SPMVI) Rate—Number of SPMVIs occurring that the driver could have reasonably avoided, per 1 million miles driven.

Timely Reporting of Injuries—Percentage of work-related injuries reported to the 24/7 Nurse Report Line within one day of the incident.

Customer Satisfaction Score—Overall satisfaction of customers with the products and services offered by the Utility, as measured through a quarterly survey.

System Average Interruption Duration Index (SAIDI)—Total time that the average customer is without electric power during a given time period (measured in number of minutes).

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Earnings from Operations (EFO)—PG&E Corporation’s actual earnings from operations, excluding items impacting comparability compared to budget. The measurement is non-GAAP. Please see Exhibit A for a reconciliation of PG&E Corporation’s earnings from operations to income available for common shareholders in accordance with GAAP.

Individual Awards Determination

STIP cash awards to NEOs are calculated as follows:

1.	Determine the executive’s individual participation rate, which is the NEO’s base salary earned during the year multiplied by the individual’s STIP target percentage.

2.	Calculate the overall enterprise-wide STIP performance score, which can range from 0 to 2.0 and is calculated based on final results compared to the threshold, target, and maximum of each weighted measure.

3	Multiply the participation rate by the performance score to determine the 2016 calculated company award.

4.	Multiply the 2016 calculated company award by the NEO’s individual performance modifier.

5.	The Committee (and the independent members of the PG&E Corporation and Utility Boards of Directors in the case of the CEO and any President of the respective companies) approves all final awards and has discretion to adjust all STIP awards.

For 2016, the Committee approved NEO participation rates that ranged from 40 percent to 125 percent of base salary (the 125 percent participation rate applies only to the PG&E Corporation CEO). This range is within the 15 percent band of the Pay Comparator Group’s median annual incentive participation rates.

For 2016, STIP awards for the NEOs ranged from 100 percent to 140 percent of the 2016 calculated company award when adjusted for individual performance. The final awards for 2016 were paid to each of the NEOs in March 2017 and are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 58.

Although the overall final company 2016 STIP score was 0.936, in order to reflect the importance of employee safety, the Committee and the Boards reduced the company score to 0.900 for senior officers due to the deaths of an employee and a contractor during 2016. The reduction applied to all NEOs except Mr. Thomason.

2017 STIP Structure

The Committee approved a STIP structure for 2017 that remains focused on improving public and employee safety and customer satisfaction. Weightings remain unchanged from 2016, with achievement of safety goals at a 50 percent weighting, achievement of customer satisfaction goals at a 25 percent weighting, and achievement of the corporate financial target at a 25 percent weighting. Two safety measures have been replaced for 2017. Transmission and Distribution Wires Down, with a weight of 5 percent, was replaced by the Electric Overhead Conductor Index. Lost Workday Case rate, with a weight of 6 percent, was replaced by the Serious Injuries and Fatalities Corrective Action Index. The measures and related weighting are as follows:

2017 STIP Measures	Weight
SAFETY COMPONENT (50%)
Nuclear Operations Safety
Diablo Canyon Power Plant Reliability and Safety Indicator	8%
Electric Operations Safety
Electric Overhead Conductor Index	5%
911 Emergency Response	5%
Gas Operations Safety
In-Line Inspection and Upgrade Index	6%
Gas Dig-ins Reduction	5%
Gas Emergency Response	5%
Employee Safety
Serious Injuries and Fatalities Corrective Action Index	6%
Serious Preventable Motor Vehicle Incident Rate	6%
Timely Reporting of Injuries	4%
CUSTOMER SATISFACTION COMPONENT (25%)
Customer Satisfaction Score	15%
System Average Interruption Duration Index	10%
FINANCIAL COMPONENT (25%)
Earnings from Operations	25%

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Long-Term Incentives

Long-Term Incentive Awards Granted in 2016

LTIP awards (both annual and mid-year) are granted consistent with the PG&E Corporation Equity Grant Date Policy (see discussion below under “Equity Grant Dates”).

Award Type/Measure	Weight
Performance Shares	60%
Total Shareholder Return	50%
Safety: Lost Workday (LWD) Case Rate	5%
Affordability: 3-Year Efficiency Gains	5%
Restricted Stock Units – Time Based Vesting	40%

In February 2016, the Compensation Committee (and the independent members of the PG&E Corporation and Utility Boards in the case of Mr. Earley, and Ms. Williams and Mr. Stavropoulos, respectively) approved annual LTIP awards for 2016, which were granted in March 2016.

Target annual LTIP award values for 2016 for the NEOs were determined based on competitive market data, internal equity considerations, and advice from Pay Governance. The annual LTIP awards for 2016 granted to the NEOs were comprised of 50 percent performance shares using a relative TSR measure, 10 percent performance shares using safety and affordability measures based on grant date fair value, and 40 percent RSUs.

The Committee believes that this allocation of performance shares and RSUs for NEOs balances the interests of shareholders and officers by linking the value of all long-term compensation to stock price appreciation, and by linking the value of a significant portion of long-term compensation to relative TSR. Because performance shares and RSUs each vest over a three-year period, and increase or decrease in value depending on the performance of PG&E Corporation common stock, these awards are at risk based on corporate performance, and align the interests of NEOs with performance for shareholders.

In December 2015, the Committee approved a $500,000 RSU award for Mr. Mistry for retention purposes. In accordance with the PG&E Corporation Equity Grant Date Policy, this award was granted on February 23, 2016. In May 2016, the Committee approved a $100,000 award, allocated $60,000 to performance shares and $40,000 to RSUs for Mr. Thomason in connection with his promotion. The award was granted on August 8, 2016. In September 2016, the Committee approved a $1,000,000 RSU award for Mr. Halpin for retention purposes. The award was granted on November 28, 2016.

Additional details regarding RSUs and performance shares are provided below.

Performance Shares – TSR

Performance shares are hypothetical shares of PG&E Corporation common stock tied directly to PG&E Corporation’s performance for shareholders, and generally vest only at the end of a three-year performance period.

The number of performance shares with a TSR measure granted in March 2016 to each NEO was determined by multiplying the NEO’s actual annual LTIP award value for 2016 by 50 percent and dividing the result by the grant date fair value of a performance share as determined by a Monte Carlo simulation.

Performance shares with a TSR measure granted in March 2016 will vest, if at all, following completion of the three-year performance period starting January 1, 2016 and ending December 31, 2018 and upon certification of performance results by the Compensation Committee, which will occur no later than March 14, 2019. The payout value of any vested performance shares will be based on PG&E Corporation’s TSR relative to the 2016 Performance Comparator Group for the period. The payment for performance shares will be in the form of stock and will be calculated by multiplying (1) the number of vested performance shares by (2) a payout factor based on the Corporation’s relative TSR performance compared to the Performance Comparator Group.

As shown in the following 2016 Performance Share Payout Scale, payouts of performance shares are linked to PG&E Corporation’s TSR performance compared to the Performance Comparator Group. 60th percentile performance is required for a 100 percent payout.

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2016 PERFORMANCE SHARE PAYOUT SCALE

NUMBER OF COMPARATOR COMPANIES IN TOTAL = 14

	Company Performance	Rounded
Peer Company Rank	Percentile	Payout
1	100	200%
2	93	200%
Maximum	90	200%
3	86	186%
4	79	162%
5	71	138%
6	64	114%
Target	60	100%
7	57	94%
8	50	79%
9	43	63%
10	36	48%
11	29	33%
Threshold	25	25%
12	21	0%
13	14	0%
14	7	0%

Interpolation shall be used in the event that PG&E’s TSR performance does not fall directly on one of the listed performance percentiles.

Performance Shares – Safety and Affordability

The number of performance shares with safety and affordability measures granted in March 2016 to each NEO was determined by multiplying the NEO’s actual annual LTIP award value for 2016 by 10 percent and dividing the result by the closing price of a share of PG&E Corporation common stock on March 1, 2016.

Performance shares with safety and affordability measures granted in March 2016 will vest, if at all, following completion of the three-year performance period starting January 1, 2016 and ending December 31, 2018 and upon certification of performance results by the Compensation Committee, which will occur no later than March 14, 2019. The measures were designed to provide a direct focus on long-term safety and financial goals. The payout value of any vested performance shares will be based on achievement of equally weighted safety and affordability goals. The safety measure will compare the 2018 actual Lost Workday Case Rate against established threshold, target, and maximum goals, with the target representing a 42 percent improvement over the 2015 result. The affordability measure will compare three-year cumulative efficiency gains to established threshold, target, and maximum goals, with the target representing a $100 million cumulative net reduction of standard rate case expense over the three-year performance period as compared to escalated 2014 costs. Awards pay out at 25 percent for threshold performance, 100 percent for target performance, and 200 percent for maximum performance. Interpolation shall be used if results do not fall directly on the minimum, target, or maximum goal. The payment for performance shares will be in the form of stock and will be calculated by multiplying (1) the number of vested performance shares by (2) a payout factor based on achievement of performance goals.

Restricted Stock Units

RSUs are hypothetical shares of stock that are settled in an equal number of shares of PG&E Corporation common stock, and generally vest only if the officer remains employed over the vesting period. Because the value of RSUs varies with the price of PG&E Corporation common stock, RSUs align officers’ interests with those of shareholders (i.e., stock price appreciation and dividends). The multi-year vesting period also serves a retention purpose. The number of RSUs granted in March 2016 to each NEO was determined by multiplying the NEO’s actual annual LTIP award value for 2016 by 40 percent and dividing the result by the closing price of a share of PG&E Corporation common stock on March 1, 2016.

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Performance Shares Vested in 2016

The three-year performance cycle for annual performance share awards that were granted in 2013 under the 2006 LTIP ended on December 31, 2015. These awards vested on March 1, 2016, and payouts are reported in this Proxy Statement in the table entitled “Option Exercises and Stock Vested During 2016” on page 63. For that performance period, PG&E Corporation’s TSR ranked 8th when compared to the 12 companies in the 2013 Performance Comparator Group. This ranking resulted in a 50 percent payout with respect to the 2013 performance share awards. PG&E Corporation’s TSR performance for the three-year period was 48.7 percent, as compared to the median TSR of 49.5 percent among the 2013 Performance Comparator Group companies for the same period.

Performance Shares Vested in 2017

The three-year performance cycle for annual performance share awards that were granted in 2014 under the 2006 LTIP ended on December 31, 2016. These awards vested on March 1, 2017 and any payouts for these awards are expected to be reflected in the 2018 proxy statement. For that period, PG&E Corporation’s TSR ranked 4th when compared to the 12 companies in the 2014 Performance Comparator Group. This ranking resulted in a 160 percent payout with respect to the 2014 performance share awards. PG&E Corporation’s TSR performance for the three-year period was 67.5 percent, as compared to the median TSR of 59.9 percent among the 2014 Performance Comparator Group companies for the same period.

2017 LTIP Structure

In February 2017, the Committee and the independent members of the PG&E Corporation and Utility Boards approved LTIP awards for 2017. The design and allocation is similar to that of the 2016 awards. 50 percent of the award value is allocated to performance shares with a TSR measure, 10 percent to performance shares with equally weighted safety and financial measures, and 40 percent to RSUs. A metric measuring the effectiveness of corrective actions related to serious injuries and fatalities replaces Lost Workday Case Rate as the safety measure. A financial metric measuring earnings from operations per share replaces the affordability measure.

Equity Grant Dates

The PG&E Corporation Equity Grant Date Policy generally provides that annual LTIP awards are granted when the market price of PG&E Corporation common stock reflects the disclosure of all material information. Annual equity awards for 2016 were granted on March 1, 2016, which was consistent with this policy. Under the policy, the grant date for non-annual equity awards to employees (such as for newly hired or newly promoted officers) is the later of (1) the date that the non-annual award is approved by the independent members of the PG&E Corporation or Utility Board, the Compensation Committee, or the PG&E Corporation CEO, as applicable, (2) the date that the LTIP award recipient becomes an employee, if applicable, or (3) the date otherwise specified by the applicable Board, the Committee, or the Corporation CEO. If the grant date of any LTIP award would occur during a trading blackout period, as defined under the PG&E Corporation Insider Trading Policy, then the actual grant date will be the first business day after the trading blackout period ends.

Other Elements of Executive Compensation

Perquisites and Related Compensation

NEOs generally receive a limited range of perquisite benefits, typically encompassing a partial subsidy for financial planning services from a third-party financial advisory firm, partial reimbursement of certain health club fees, on-site parking, and executive health services. Each PG&E Corporation CEO and Utility President also may receive safety-and security-based car transportation services. The magnitude of these perquisites, including the lump-sum payment described in the following paragraph, is comparable to that provided to executive officers of companies in the Pay Comparator Group, and the value of these services is taxable to the recipient.

The Compensation Committee (and the independent members of the PG&E Corporation and Utility Boards in the case of Mr. Earley, and Ms. Williams and Mr. Stavropoulos, respectively) also approved a 2016 lump-sum annual stipend amount for each executive officer consistent with 2015, which ranged from $15,000 to $35,000 (the upper end applicable only to Mr. Earley). This stipend is provided in lieu of providing the NEOs with additional perquisite benefits. The NEOs have discretion to use this stipend as they see fit. This stipend is consistent with amounts paid historically.

The PG&E Corporation CEO is authorized to use private aircraft for business travel under appropriate circumstances. The Utility’s Corporate Aircraft Use policy prohibits use of Utility aircraft for personal travel.

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Post-Retirement Benefits

NEOs are eligible to receive retirement benefits under the Utility’s tax-qualified defined benefit plan (Retirement Plan), which also provides benefits to other eligible employees of PG&E Corporation and the Utility. All NEOs except Mr. Thomason also are eligible to receive benefits under the PG&E Corporation Supplemental Executive Retirement Plan (“SERP”), which is a non-tax-qualified defined benefit pension plan that provides officers and key employees of the Corporation and its subsidiaries, including the Utility, with an additional pension benefit. These plans are described in the section entitled “Pension Benefits—2016” beginning on page 63.

In February 2010, the Committee adopted a policy against crediting additional years of service for participants in the SERP.

Effective January 1, 2013, SERP participation was closed to new participants. Individuals who did not participate in the SERP but who were newly hired or promoted to officer after January 1, 2013 are eligible for non-tax-qualified defined contribution pension payments under the 2013 PG&E Corporation Defined Contribution Executive Supplemental Retirement Plan (“DC-ESRP”). Mr. Thomason is the only NEO who participates in the DC-ESRP. The DC-ESRP is described in more detail in the section entitled “Non-qualified Deferred Compensation – 2016” beginning on page 65.

NEOs and other officers and employees also are eligible to participate in the PG&E Corporation Retirement Savings Plan (“RSP”), a tax-qualified 401(k) plan. PG&E Corporation provides a maximum matching contribution of 75 cents for each dollar contributed, up to 6 percent of base salary for individuals eligible for the final average pay pension benefit and up to 8 percent of base salary for individuals eligible for a cash balance pension benefit. To the extent that the Internal Revenue Code limits prevent an NEO from making contributions to his or her RSP account and, as a result, company matching funds are not contributed to that NEO’s RSP account, the matching funds will instead be contributed to the NEO’s account in the PG&E Corporation 2005 Supplemental Retirement Savings Plan (SRSP), a non-qualified deferred compensation plan.

Upon retirement, NEOs also may be eligible for post-retirement health, welfare, insurance, and similar benefits, pursuant to plans that generally provide benefits to all employees. Additional details regarding the retirement programs and post-retirement benefits, and the value of pension benefits accumulated as of December 31, 2016 for the NEOs, can be found in the table entitled “Pension Benefits—2016” beginning on page 63, the table entitled “Non-qualified Deferred Compensation – 2016” beginning on page 65, and in the section entitled “Potential Payments—Resignation/ Retirement” on page 68.

The majority of companies in the 2016 Pay Comparator Group provide tax-qualified pensions or similar plans, other tax-qualified defined contribution plans (i.e., 401(k) plans), and non-tax-qualified retirement plans for NEOs. The Committee believes that these defined benefit and defined contribution plans offer significant recruiting and retention incentives.

Officer Severance Program

General severance benefits are provided to NEOs through the 2012 PG&E Corporation Officer Severance Policy (“Officer Severance Policy”) and specific LTIP award agreements and guidelines. Upon termination by either company (other than for cause), NEOs may be eligible for cash severance payments, continued or accelerated vesting for LTIP awards, and other post-employment benefits. If an NEO is terminated for cause (i.e., for dishonesty, a criminal offense, or violation of a work rule) or resigns before becoming retirement-eligible, the NEO forfeits any unvested performance shares and RSUs, and would not receive any associated dividends.

Officer Severance Policy

The purpose of the Officer Severance Policy is to (1) attract and retain senior management by providing severance benefits that are part of a competitive total compensation package, (2) provide consistent treatment for all terminated officers, and (3) minimize potential litigation costs in connection with terminations of employment by conditioning payments upon a general release of claims.

In February 2012, the PG&E Corporation Board of Directors (upon the recommendation of the Compensation Committee) amended the officer severance program and adopted the Officer Severance Policy, to better align the officer severance program with industry best practices. The Officer Severance Policy, in combination with LTIP award agreements generally provides the following benefits upon termination without cause:

•	Cash severance of one year’s salary and target STIP bonus.

•	Pro-rata vesting of performance shares.

•	Continued vesting of unvested RSUs for one year.

•	Limited COBRA benefits and outplacement services.

Additional details regarding severance benefits can be found in the section entitled “Potential Payments—Termination Without Cause” beginning on page 70.

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Change in Control

Providing change-in-control severance benefits is a key part of the companies’ officer compensation program. In a hostile takeover or other change-in-control situation, it is important for management to remain focused on maximizing shareholder value and aligning management’s interests with shareholders’ interests, and not to be distracted by concerns about job security.

Change-in-control benefits require a “double trigger” and are not payable based on a change-in-control event alone, as described below. The Compensation Committee believes that the “double trigger” requirement aligns our change-in-control benefits with shareholder interests and reflects current market practices.

The Officer Severance Policy provides enhanced cash severance benefits if the officer is terminated in connection with a Change in Control (as defined in the Policy). These enhanced benefits replace general severance benefits and are available only to officers in bands 1 or 2, which, as of December 31, 2016, includes all NEOs except Messrs. Halpin, Mistry, and Thomason. These covered officers are eligible to receive (1) change-in-control cash severance benefits equal to two times the sum of base salary and target annual STIP bonus, and (2) prorated STIP bonus for the year of termination. Mr. Earley waived his rights under the Officer Severance Policy in return for reasonable costs for relocation to Detroit, Michigan upon separation from employment. Other NEOs receive general severance benefits only.

All LTIP award agreements contain the same change-in-control provisions, which accelerate vesting of all awards if there is a Change in Control, and either the award is not continued, assumed, or substituted, or the recipient is terminated in connection with a Change in Control. This practice aligns PG&E Corporation and the Utility with market practices and (1) better balances the interests of award recipients and shareholders, (2) provides security for award recipients in a time of uncertainty, and (3) preserves the incentive for award recipients to stay with the Corporation or the Utility even following a transaction.

The Golden Parachute Restriction Policy requires shareholder approval of certain executive severance payments (as defined in the Golden Parachute Restriction Policy) provided in connection with a change in control of PG&E Corporation, to the extent that those payments exceed 2.99 times the sum of a covered officer’s base salary and target STIP award.

Additional details regarding Change-in-Control benefits can be found in the section entitled “Potential Payments—Severance in Connection with Change in Control” beginning on page 71.

5. COMMITTEE CONCLUSION

The Compensation Committee believes that the amount and design of executive compensation provided for 2016 to the NEOs of PG&E Corporation and the Utility are consistent with the Committee’s compensation objectives and policies to (1) provide long-term incentives to align shareholders’ and officers’ interests and enhance total return for shareholders, (2) attract, retain, and motivate officers with the necessary mix of skills and experience for the development and successful operation of the Corporation’s and the Utility’s businesses, and (3) compensate NEOs in a competitive, cost-efficient, and transparent manner.

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EXHIBIT A

Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”)

For the year ended December 31, 2016

		Per Share
		Amounts
(in millions, except per share amounts)	Earnings	(Diluted)
PG&E Corporation Earnings from Operations(1)	$1,884	$3.76
Items Impacting Comparability:(2)
Butte fire related costs, net of insurance(3)	(137)	(0.27)
Fines and penalties(4)	(307)	(0.61)
Pipeline related expenses(5)	(67)	(0.13)
Legal and regulatory related expenses(6)	(43)	(0.09)
GT&S capital disallowance(7)	(130)	(0.26)
GT&S revenue timing impact(8)	193	0.38
PG&E Corporation Earnings on a GAAP basis	$1,393	$2.78
(1)	“Earnings from operations” is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability as described in Note (2) below. PG&E Corporation uses earnings from operations to understand and compare operating results across reporting periods for various purposes, including internal budgeting and forecasting, short- and long-term operating plans, and employee incentive compensation.
(2)	Items impacting comparability represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders as reported in accordance with GAAP.
(3)	During 2016, the Utility recorded costs of $232 million, pre-tax, associated with the Butte fire, net of insurance. This includes $750 million, pre-tax, for estimated third-party claims in connection with the fire and $107 million, pre-tax, for Utility clean-up, repair, and legal costs associated with the fire. These charges were partially offset by $625 million, pre-tax, of probable insurance recovery.

(pre-tax, in millions)	Year ended December 31, 2016
Third-party claims and Utility clean-up, repair, and legal costs	$(857)
Insurance	625
Butte fire related costs, net of insurance	(232)
(4)	During 2016, the Utility incurred costs of $498 million, pre-tax, associated with fines and penalties. As shown in the table below, these costs include $412 million, pre-tax, associated with safety-related cost disallowances imposed by the CPUC in its April 9, 2015 decision in the gas transmission pipeline investigations, and $57 million, pre-tax, for disallowances imposed by the CPUC in the 2015 Gas Transmission and Storage (GT&S) rate case for prohibited ex parte communications. In addition, the Utility accrued a fine of $26 million in connection with the final decision approved by the CPUC in its investigation regarding natural gas distribution record-keeping practices and $3 million in connection with the maximum statutory fine imposed in the federal criminal trial against the Utility. These fines are not tax deductible.

Year ended
(pre-tax, in millions)	December 31, 2016
Charge for disallowed capital	$(283)
Charge for disallowed expense	(129)
GT&S ex parte penalty	(57)
Gas distribution record-keeping fine	(26)
Federal criminal trial	(3)
Fines and penalties	$(498)

Future fines or penalties may be imposed in connection with other enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications.

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(5)	During 2016, the Utility incurred costs of $113 million, pre-tax, for pipeline related expenses incurred in connection with the multi-year effort to identify and remove encroachments from transmission pipeline rights of way.
(6)	During 2016, the Utility incurred costs of $72 million, pre-tax, for legal and regulatory related expenses, including costs incurred in connection with various enforcement, regulatory, and litigation activities regarding natural gas matters and regulatory communications.
(7)	During 2016, the Utility incurred charges of $219 million, pre-tax, for disallowed capital expenditures based on the CPUC’s final phase one decision dated June 23, 2016 in the GT&S rate case, including $134 million, pre-tax, for the disallowed portion of 2011 through 2014 capital expenditures in excess of adopted amounts, and $85 million pre-tax, for the Utility’s estimate of 2015 through 2018 capital expenditures that are likely to exceed authorized amounts.
(8)	As a result of the timing of the CPUC’s final phase two decision in the 2015 GT&S rate case, the Utility recorded revenues of $325 million, pre-tax, in excess of the 2016 authorized revenue requirement.

Compensation Committee Report

The Compensation Committee of PG&E Corporation is comprised of independent directors and operates under a written charter adopted by the PG&E Corporation Board. The Compensation Committee is responsible for overseeing and establishing officer compensation policies for PG&E Corporation, the Utility, and their subsidiaries.

The Compensation Committee has reviewed and discussed the section of this Joint Proxy Statement entitled “Compensation Discussion and Analysis” with management. Based on its review and discussion with management, the Compensation Committee has recommended to the Boards of PG&E Corporation and the Utility that the “Compensation Discussion and Analysis” section be included in this Joint Proxy Statement.

April 18, 2017

Barry Lawson Williams, Chair

Maryellen C. Herringer

Forrest E. Miller

Rosendo G. Parra

Barbara L. Rambo

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Executive Officer Compensation Information

SUMMARY COMPENSATION TABLE – 2016

This table summarizes the principal components of compensation paid or granted during 2016 (including cash incentives earned for corporate performance in 2016, but paid in 2017). This table also includes information disclosed in the 2016 and 2015 Joint Proxy Statements for compensation paid or granted to certain officers during 2015 and 2014, respectively.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
Name and		Salary	Bonus	Awards	Award(s)	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)(1)	($)	($)(2)	($)	($)(3)	($)(4)	($)(5)	($)
Anthony F. Earley, Jr.(a)	2016	1,318,750	0	7,500,072	0	1,928,672	885,572	97,580	11,730,646
Chairman, Chief	2015	1,281,250	0	7,500,080	0	2,245,365	1,075,345	96,354	12,198,394
Executive Officer, and President, PG&E Corporation	2014	1,250,000	0	7,500,007	0	1,825,200	955,849	96,160	11,627,216
Geisha J. Williams(a)	2016	695,833	0	2,250,072	0	610,594	519,983	87,748	4,164,230
President, Electric,	2015	634,183	0	2,000,115	0	620,585	395,456	72,868	3,723,207
Pacific Gas and Electric Company
Nickolas Stavropoulos(a)	2016	660,833	0	2,250,072	0	579,881	375,692	67,497	3,933,975
President, Gas, Pacific	2015	613,221	0	2,000,115	0	624,713	303,098	62,695	3,603,842
Gas and Electric Company	2014	575,317	0	1,375,128	0	606,706	274,513	63,309	2,894,973
Jason P. Wells	2016	500,000	0	2,000,101	0	371,250	205,749	52,876	3,129,976
Senior Vice President
and Chief Financial Officer, PG&E Corporation
David S. Thomason(b)	2016	257,432	0	300,206	0	87,302	93,339	37,898	776,177
Vice President, Chief
Financial Officer, and Controller, Pacific Gas and Electric Company
John R. Simon(c)	2016	512,500	0	1,500,102	0	419,738	349,338	61,499	2,843,177
Executive Vice President,	2015	453,393	0	1,250,149	0	405,240	161,109	56,381	2,326,272
Corporate Services and Human Resources, PG&E Corporation	2014	424,994	0	750,104	0	387,756	319,381	49,047	1,931,282
Edward D. Halpin	2016	572,000	0	1,700,119	0	325,611	229,236	49,600	2,876,566
Senior Vice President,
Generation and Chief Nuclear Officer, Pacific Gas and Electric Company
Dinyar B. Mistry(d)	2016	405,700	0	1,100,120	0	273,082	391,811	38,316	2,209,029
Senior Vice President,	2015	381,433	0	400,131	0	229,781	199,502	32,224	1,243,071
Human Resources, Pacific Gas and Electric Company	2014	373,046	0	350,074	0	277,988	617,051	31,509	1,649,668
(a)	Effective March 1, 2017, Mr. Earley became Executive Chair of the Board of PG&E Corporation; Ms. Williams became CEO and President of PG&E Corporation; and Mr. Stavropoulos became President and COO of Pacific Gas and Electric Company.

(b)	Mr. Thomason became Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company on June 1, 2016.

(c)	Mr. Simon became Executive Vice President and General Counsel of PG&E Corporation effective March 1, 2017.

(d)	Mr. Mistry served as Vice President, Chief Financial Officer, and Controller of Pacific Gas and Electric Company through February 28, 2016 and as Senior Vice President, Human Resources, Chief Financial Officer, and Controller of Pacific Gas and Electric Company from March 1, 2016 to May 31, 2016.

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SUMMARY COMPENSATION TABLE – 2016 (Continued)

(1)	Includes payments for accrued vacation.

(2)	Represents the grant date fair value of performance shares and RSUs measured in accordance with FASB ASC Topic 718, without taking into account an estimate of forfeitures related to service-based vesting. For performance shares using safety and affordability measures, and for RSUs, grant date fair value is measured using the closing price of PG&E Corporation common stock on the grant date. Assumptions made in valuation of reported performance shares with a relative TSR measure are described in footnote 4 to the table entitled “Grants of Plan-Based Awards in 2016.” Assuming that the highest level of performance conditions would be achieved, the estimated maximum grant date value of performance shares granted in 2016 would be: Mr. Earley $11,198,693, Ms. Williams $3,359,674, Mr. Stavropoulos $3,359,674, Mr. Wells $2,986,434, Mr. Thomason $435,430, Mr. Simon $2,239,866, Mr. Halpin $1,045,332, and Mr. Mistry $896,019.

(3)	Amounts represent payments received or deferred in 2017, 2016, and 2015 for achievement of corporate and organizational objectives in 2016, 2015, and 2014, respectively, under the STIP.

(4)	Amounts reported for 2016 consist of (i) the change in pension value during 2016 (Mr. Earley $885,572, Ms. Williams $519,791, Mr. Stavropoulos $373,953, Mr. Wells $205,749, Mr. Thomason $93,339, Mr. Simon $343,655, Mr. Halpin $229,236, and Mr. Mistry $391,804), and (ii) the above-market earnings on compensation deferred into the PG&E Corporation Supplemental Retirement Savings Plan and invested in the AA Utility Bond Fund (Ms. Williams $192, Mr. Stavropoulos $1,739, Mr. Simon $5,683, and Mr. Mistry $7). The AA Utility Bond Fund accrues interest based on the long-term corporate bond yield average for AA utilities reported by Moody’s Investors Service. The above-market earnings are calculated as the difference between actual earnings from the AA Utility Bond Fund investment option and hypothetical earnings that would have resulted using an interest rate equal to 120 percent of the applicable federal rate.

(5)	Amounts reported for 2016 consist of (i) perquisites and personal benefits, as detailed below (Mr. Earley $3,236, Ms. Williams $31,435, Mr. Stavropoulos $12,759, Mr. Wells $5,376, Mr. Thomason $60, Mr. Simon $13,437, Mr. Halpin $3,860, and Mr. Mistry $60), (ii) a lump-sum annual stipend paid in lieu of providing perquisite benefits, with the exception of perquisite benefits noted in the chart below (Mr. Earley $35,000, Ms. Williams $25,000, Mr. Stavropoulos $25,000, Mr. Wells $25,000, Mr. Thomason $15,000, Mr. Simon $25,000, Mr. Halpin $20,000, and Mr. Mistry $20,000), (iii) company contributions to defined contribution retirement plans (Mr. Earley $59,344, Ms. Williams $31,313, Mr. Stavropoulos $29,738, Mr. Wells $22,500, Mr. Thomason $22,813, Mr. Simon $23,062, Mr. Halpin $25,740, and Mr. Mistry $18,256), and (iv) a $25 non-monetary award to Mr. Thomason.

The following chart provides additional information regarding perquisites and personal benefits that are included in the Summary Compensation Table and discussed in section (i) of footnote 5.

	Transportation		Executive	Financial	AD&D
	Services	Fitness	Health	Services	Insurance	Total
	($)	($)	($)	($)	($)	($)
A. F. Earley, Jr.	3,176				60	3,236
G. J. Williams	19,951		3,150	8,274	60	31,435
N. Stavropoulos		1,127	3,250	8,322	60	12,759
J. P. Wells				5,316	60	5,376
D. S. Thomason					60	60
J. R. Simon			5,000	8,377	60	13,437
E. D. Halpin			3,800		60	3,860
D. B. Mistry					60	60

The above perquisites and personal benefits consist of the following:

•	Transportation services for Mr. Earley and Ms. Williams to help ensure their safety and security while serving in the positions of either CEO of PG&E Corporation or President of the Utility, consisting of car transportation for commute and incidental non-business travel. Amounts include the prorated salary and benefits burden of the drivers, and vehicle costs.

•	The value of reimbursements for health club fees, pursuant to a program available to certain management employees, including non-officers.

•	The cost of executive health services provided to executive officers. Amounts vary among officers, reflecting the decisions of each individual officer regarding the specific types of tests and consultations provided, and the exact value of reimbursed expenses.

•	Fees paid to partially subsidize financial services provided by an independent contractor selected by PG&E Corporation to provide such services.

•	Company-paid premiums for a $250,000 accidental death and dismemberment policy.

In addition to the perquisite benefits described above, NEOs are given a set stipend that each NEO may use as the officer sees fit. The stipend is intended to cover miscellaneous items in each NEO’s discretion (such as membership in professional organizations). The amount of this stipend is included in the Summary Compensation Table in the “All Other Compensation” column and is addressed in section (ii) of footnote 5. NEOs also were eligible to receive on-site parking, which was provided at no additional incremental cost to PG&E Corporation and the Utility.

Please see the CD&A beginning on page 39 for additional information regarding the elements of compensation discussed above, including information regarding salary, short-term incentives, and long-term incentives. Additional information regarding grants of LTIP awards can be found in the narrative following the “Grants of Plan-Based Awards in 2016” table.

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GRANTS OF PLAN-BASED AWARDS IN 2016

This table provides information regarding incentive awards and other stock-based awards granted during 2016 to NEOs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards:	Grant Date Fair
									Number of	Value of
									Shares of	Stock and
		Committee							Stock	Option
		Action	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Awards
Name	Grant Date	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	($)(4)
A. F. Earley, Jr.			824,219	1,648,438	4,945,313
	3/1/2016	2/16/2016				20,982	83,925	167,850		4,500,032
	3/1/2016	2/16/2016							53,372	3,000,040
G. J. Williams			260,937	521,875	1,565,625
	3/1/2016	2/16/2016				6,295	25,178	50,356		1,350,037
	3/1/2016	2/16/2016							16,012	900,035
N. Stavropoulos			247,813	495,625	1,486,875
	3/1/2016	2/16/2016				6,295	25,178	50,356		1,350,037
	3/1/2016	2/16/2016							16,012	900,035
J. P. Wells			187,500	375,000	1,125,000
	3/1/2016	2/16/2016				5,596	22,381	44,762		1,200,064
	3/1/2016	2/16/2016							14,233	800,037
D. S. Thomason			46,636	93,271	279,814
	3/1/2016	2/16/2016				560	2,239	4,478		120,055
	3/1/2016	2/16/2016							1,424	80,043
	8/8/2016	5/23/2016				234	935	1,870		60,097
	8/8/2016	5/23/2016							630	40,011
J. R. Simon			166,562	333,125	999,375
	3/1/2016	2/16/2016				4,196	16,786	33,572		900,060
	3/1/2016	2/16/2016							10,675	600,042
E. D. Halpin			157,300	314,600	943,800
	3/1/2016	2/16/2016				1,959	7,834	15,668		420,058
	3/1/2016	2/16/2016							4,982	280,038
	11/28/2016	9/20/2016							16,464	1,000,023
D. B. Mistry			108,366	216,732	650,195
	2/23/2016	12/15/2015							8,739	500,046
	3/1/2016	2/16/2016				1,679	6,715	13,430		360,057
	3/1/2016	2/16/2016							4,270	240,017
(1)	Compensation opportunity granted for 2016 under the STIP. Actual amounts earned are reported in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. Threshold represents a 0.5 enterprise-wide STIP performance score and a 100 percent individual performance modifier. Maximum reflects a 2.0 enterprise-wide STIP performance score and a 150 percent individual performance modifier.

(2)	Represents performance shares granted under the 2014 LTIP.

(3)	Represents RSUs granted under the 2014 LTIP.

(4)	For performance shares with a relative TSR measure, the grant date fair value is based on the probable outcome of the applicable performance conditions, measured using a Monte Carlo simulation valuation model. The assumed per-share value for the March 1, 2016 annual awards was $53.13. The assumed per-share value for the August 8, 2016 award to Mr. Thomason was $64.43. The simulation model applies a risk-free interest rate and an expected volatility assumption. The risk-free rate is assumed to equal the yield on a three-year Treasury bond on the grant date. Volatility is based on historical volatility for the 36-month period preceding the grant date.

Detailed information regarding compensation reported in the tables entitled “Summary Compensation Table—2016” and “Grants of Plan-Based Awards in 2016,” including the relative amounts apportioned to different elements of compensation, can be found in the CD&A. Information regarding specific grants and arrangements is provided below.

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GRANTS OF PLAN-BASED AWARDS IN 2016 (Continued)

STIP Awards

Information regarding the terms and basis of STIP awards can be found in the CD&A.

Performance Shares

Annual performance shares granted in 2016 will vest, if at all, at the end of a three-year period. Upon vesting, performance shares are settled in shares of PG&E Corporation common stock, net of the number of shares having a value equal to required withholding taxes. For performance shares using a relative TSR measure, the number of shares issued will depend on PG&E Corporation’s TSR relative to the 2016 Performance Comparator Group for the three-year performance period. For performance shares with safety and affordability measures, the number of shares issued will depend on achievement of equally weighted safety and affordability goals. The specific payout formulas are discussed in the CD&A.

Each time that a cash dividend is paid on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of performance shares granted to the recipient will be accrued on behalf of the recipient. At the end of the vesting period, the amount of accrued dividend equivalents will be increased or decreased by the same payout factor used to increase or decrease the number of vested performance shares for the period.

Restricted Stock Units

Annual RSU awards granted in March 2016 will vest in three tranches, with one-third vesting on the first business day of March of each of the three years following the grant date. The RSU awards granted to Mr. Mistry on February 23, 2016 and Mr. Halpin on November 28, 2016 vest in two tranches, with one-half vesting on each of the second and third anniversaries of the grant date. The RSU award granted to Mr. Thomason on August 8, 2016 vests in three tranches, with one-third vesting on each of the first three anniversaries following the grant date. Upon vesting, RSUs are settled in an equivalent number of shares of PG&E Corporation common stock, net of the number of shares having a value equal to required withholding taxes.

Each time that a cash dividend is paid on PG&E Corporation common stock, an amount equal to the cash dividend per share multiplied by the number of RSUs granted to the recipient will be accrued on behalf of the recipient. Accrued dividends are paid in cash at the time that the related RSUs are settled.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END – 2016

This table provides additional information regarding performance shares and RSUs that were held as of December 31, 2016 by the NEOs, including awards granted prior to 2016. Any awards described below that were granted in 2016 also are reflected in the “Grants of Plan-Based Awards in 2016” table.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
A. F. Earley, Jr.					265,620	(4)	16,141,727	132,374	(5)	8,044,368
G. J. Williams					67,299	(6)	4,089,760	33,867	(7)	2,058,098
N. Stavropoulos					64,420	(8)	3,914,803	33,867	(9)	2,058,098
J. P. Wells					25,515	(10)	1,550,547	22,440	(11)	1,363,679
D. S. Thomason					7,225	(12)	439,063	4,191	(13)	254,687
J. R. Simon					39,349	(14)	2,391,239	21,410	(15)	1,301,086
E. D. Halpin					37,649	(16)	2,287,930	11,576	(17)	703,474
D. B. Mistry					23,412	(18)	1,422,747	9,032	(19)	548,875
(1)	Includes (a) performance shares granted in 2014 for which the performance period ended on December 31, 2016 and for which the reported number reflects a 160 percent payout, and (b) unvested RSUs. See the CD&A for additional details regarding awards granted in 2016.
(2)	Value based on the December 31, 2016 per-share closing price of PG&E Corporation common stock of $60.77.
(3)	Consists of unvested performance shares granted in 2015 and 2016. Consistent with SEC rules, the number of shares is presented assuming target performance for 2015 and 2016 awards using a relative TSR measure, and threshold performance for 2015 and 2016 awards using safety and affordability measures. See the CD&A for additional details regarding awards granted in 2016.
(4)	115,808 performance shares vested on March 1, 2017. 95,503 RSUs vested on March 1, 2017, 36,518 RSUs will vest on March 1, 2018, and 17,791 RSUs will vest on March 1, 2019.
(5)	58,457 and 73,917 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Compensation Committee (“Committee”) certification of performance results, but no later than March 14 of each year.
(6)	23,160 performance shares vested on March 1, 2017. 20,504 RSUs vested on March 1, 2017, 4,607 RSUs will vest on August 17, 2017, 9,083 RSUs will vest on March 1, 2018, 4,607 RSUs will vest on August 17, 2018, and 5,338 RSUs will vest on March 1, 2019.
(7)	11,692 and 22,175 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(8)	21,232 performance shares vested on March 1, 2017. 19,553 RSUs vested on March 1, 2017, 4,607 RSUs will vest on August 17, 2017, 9,083 RSUs will vest on March 1, 2018, 4,607 RSUs will vest on August 17, 2018, and 5,338 RSUs will vest on March 1, 2019.
(9)	11,692 and 22,175 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(10)	5,408 performance shares vested on March 1, 2017. 8,377 RSUs vested on March 1, 2017, 683 RSUs will vest on September 15, 2017, 5,618 RSUs will vest on March 1, 2018, 684 RSUs will vest on September 15, 2018, and 4,745 RSUs will vest on March 1, 2019.
(11)	2,729 and 19,711 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(12)	2,776 performance shares vested on March 1, 2017. 2,419 RSUs vested on March 1, 2017, 210 RSUs will vest on August 8, 2017, 925 RSUs will vest on March 1, 2018, 210 RSUs will vest on August 8, 2018, 475 RSUs will vest on March 1, 2019 and 210 RSUs will vest on August 8, 2019.
(13)	1,403 and 2,788 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(14)	11,584 performance shares vested on March 1, 2017. 11,154 RSUs vested on March 1, 2017, 3,685 RSUs will vest on August 17, 2017, 5,681 RSUs will vest on March 1, 2018, 3,686 RSUs will vest on August 17, 2018, and 3,559 RSUs will vest on March 1, 2019.
(15)	6,626 and 14,784 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(16)	8,496 performance shares vested on March 1, 2017. 7,868 RSUs vested on March 1, 2017, 3,160 RSUs will vest on March 1, 2018, 8,232 RSUs will vest on November 28, 2018, 1,661 RSUs will vest on March 1, 2019, and 8,232 RSUs will vest on November 28, 2019.
(17)	4,677 and 6,899 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.
(18)	5,408 performance shares vested on March 1, 2017. 5,419 RSUs vested on March 1, 2017, 4,369 RSUs will vest on February 23, 2018, 2,422 RSUs will vest on March 1, 2018, 4,370 RSUs will vest on February 23, 2019, and 1,424 RSUs will vest on March 1, 2019.
(19)	3,118 and 5,914 performance shares are scheduled to vest in 2018 and 2019, respectively, upon Committee certification of performance results, but no later than March 14 of each year.

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OPTION EXERCISES AND STOCK VESTED DURING 2016

This table provides additional information regarding the amounts received during 2016 by NEOs upon vesting or transfer of restricted stock and other stock-based awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
A. F. Earley, Jr.			136,044	8,314,891
G. J. Williams			25,185	1,539,565
N. Stavropoulos			23,879	1,459,891
J. P. Wells			6,818	418,848
D. S. Thomason			3,146	192,216
J. R. Simon			12,545	766,161
E. D. Halpin			12,903	800,084
D. B. Mistry			6,917	423,552
(1)	Reflects performance shares that vested on March 1, 2016 and RSUs that vested on March 1, 2016, May 6, 2016, May 7, 2016, and September 15, 2016. Also includes the value of dividends paid upon vesting.

PENSION BENEFITS – 2016

This table provides information for each NEO relating to accumulated benefits as of December 31, 2016 under any plan that provides for payments or other benefits at, after, or relating to retirement.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
A. F. Earley, Jr.	Pacific Gas and Electric Company Retirement Plan	5.3	1,502,977	0
	PG&E Corporation Supplemental Executive Retirement Plan	5.3	2,419,724	0
G. J. Williams	Pacific Gas and Electric Company Retirement Plan	9.1	1,637,669	0
	PG&E Corporation Supplemental Executive Retirement Plan	9.1	448,664	0
N. Stavropoulos	Pacific Gas and Electric Company Retirement Plan	5.5	937,739	0
	PG&E Corporation Supplemental Executive Retirement Plan	5.5	313,381	0
J. P. Wells	Pacific Gas and Electric Company Retirement Plan	9.8	519,847	0
	PG&E Corporation Supplemental Executive Retirement Plan	9.8	153,649	0
D. S. Thomason	Pacific Gas and Electric Company Retirement Plan	15.1	466,173	0
J. R. Simon	Pacific Gas and Electric Company Retirement Plan	9.7	1,142,550	0
	PG&E Corporation Supplemental Executive Retirement Plan	9.7	262,085	0
E. D. Halpin	Pacific Gas and Electric Company Retirement Plan	4.8	550,774	0
	PG&E Corporation Supplemental Executive Retirement Plan	4.8	193,129	0
D. B. Mistry	Pacific Gas and Electric Company Retirement Plan	22.3	2,432,193	0
	PG&E Corporation Supplemental Executive Retirement Plan	22.3	324,634	0

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PENSION BENEFITS – 2016 (Continued)

Additional information regarding compensation reported in the “Pension Benefits—2016” table, and any associated policies, can be found in the CD&A. The present value of accumulated benefits as of December 31, 2016 is determined assuming that the NEOs retire at the earliest unreduced retirement age, using mortality and interest assumptions consistent with those used in preparing PG&E Corporation’s and the Utility’s financial statements. The RP-2014 “Employees” mortality table was used without collar or amount adjustments (adjusted to 2011 using a variation of MP-2014). Rates were projected on a generational basis from 2011 using a variation of MP-2014. Interest discount rates of 4.11 percent and 4.08 percent were used for the Pension Plan and the SERP, respectively.

The pension benefits described in the above table are provided to officers under two plans.

The Utility provides retirement benefits to all of its employees, including its officers, under the Pacific Gas and Electric Company Retirement Plan (“Retirement Plan”), which is a tax-qualified defined benefit pension plan. The Retirement Plan historically also has covered a significant number of PG&E Corporation’s employees and officers. As of April 1, 2007, all PG&E Corporation employees and officers are eligible to participate in the Retirement Plan.

With respect to the Retirement Plan’s final pay benefit formula, a participating officer may begin receiving tax-qualified pension benefits at age 55, but benefits will be reduced unless the individual has at least 35 years of service. At age 65, a participant becomes eligible for an unreduced pension, irrespective of the years of service. Between age 55 and age 65, any pension benefit may be reduced based on the number of years of service, and in accordance with the Retirement Plan’s early retirement reduction factors. The benefit formula is 1.7 percent of the average annual salary for the last 36 months of service multiplied by years of credited service. The default form of benefit is a single-life annuity for participants who are unmarried at retirement or a 50 percent joint spousal annuity for married participants. However, other types of joint pensions are available, and participants may designate non-spousal joint pensioners (subject to spousal consent).

Effective January 1, 2013, a cash balance benefit has been added to the Retirement Plan. Employees hired or re-hired on or after January 1, 2013 will participate in the cash balance benefit. Employees hired before January 1, 2013 were given a one-time opportunity during 2013 to irrevocably select to switch to the cash balance benefit on a going-forward basis, effective January 1, 2014, or to retain the final pay benefit to which they were otherwise entitled. On the last day of each year (or on the date of benefit commencement, if earlier), an employee’s cash balance account is credited with pay credits based on a point system of age plus service and eligible pay during the year. At the end of each calendar quarter, the account is credited with interest credits, based on an average of the 30-year Treasury rates for the three months before the calendar quarter. Special interest credit rules apply in the quarter in which benefit payment commences. The default forms of payment are similar to those under the final pay benefit formula. Additionally, however, a cash balance participant may elect a lump-sum payout that is eligible for rollover into an Individual Retirement Account or other tax-advantaged employer plan. Cash balance participants may elect to receive their vested benefit when they leave employment with any participating employer, regardless of whether they have attained age 55. No current NEOs elected to switch to the cash balance benefit.

PG&E Corporation’s non-qualified SERP provides benefits to certain officers and key employees. The SERP benefit formula is 1.7 percent of the average of the three highest combined salary and annual STIP payments during the last 10 years of service, multiplied by years of credited service. Payments are in the form of a single life annuity or, at the election of the officer, a joint spousal annuity. Normal retirement age is 65. Benefits may begin earlier, on the later of the NEO’s reaching age 55 or separation from the company, subject to reduction depending on years of credited service, in accordance with the Retirement Plan’s early retirement reduction factors.

Effective January 1, 2013, SERP participation was closed to new participants. Individuals who do not participate in the SERP but who are newly hired or promoted to officer after January 1, 2013 may be eligible to participate in the 2013 PG&E Corporation DC-ESRP, a non-tax-qualified deferred compensation plan. Mr. Thomason is the only NEO who participates in the DC-ESRP. See the table entitled “Non-qualified Deferred Compensation—2016” beginning on page 65 and the accompanying narrative for additional DC-ESRP details.

Mr. Earley is the only NEO currently eligible for unreduced benefits under the Retirement Plan and the SERP. At December 31, 2016, Ms. Williams, Mr. Stavropoulos, and Mr. Halpin were eligible for early retirement under both plans. If Ms. Williams, Mr. Stavropoulos, and Mr. Halpin had retired on December 31, 2016, their benefits would have been subject to early retirement reductions of 28 percent, 18.75 percent, and 28.75 percent, respectively.

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NON-QUALIFIED DEFERRED COMPENSATION – 2016

This table provides information for 2016 for each NEO regarding such individual’s accounts in non-qualified defined contribution plans and other deferred compensation plans as of December 31, 2016.

Name	PLAN	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distribution ($)	Aggregate Balance at Last FYE ($)(4)
A. F. Earley, Jr.	SRSP	364,688	52,102	191,034	0	2,380,802
G. J. Williams	SRSP	0	18,375	43,806	0	353,883
N. Stavropoulos	SRSP	0	17,869	38,436	0	436,703
J. P. Wells	SRSP	0	14,000	2,472	0	49,254
D. S. Thomason	SRSP	38,615	6,997	4,285	0	83,901
	DC-ESRP	0	11,229	166	0	11,395
J. R. Simon	SRSP	430,240	11,457	77,688	0	1,150,764
E. D. Halpin	SRSP	0	13,815	3,626	0	61,186
D. B. Mistry	SRSP	0	6,519	2,500	0	47,253
(1)	The amounts shown for Mr. Earley and Mr. Thomason and $25,000 of the amount shown for Mr. Simon were earned and reported for 2016 as compensation in the Summary Compensation Table. $405,240 of the amount reported for Mr. Simon was earned and reported for 2015 as compensation in the Summary Compensation Table.
(2)	The amounts shown were earned and reported for 2016 as compensation in the Summary Compensation Table.
(3)	Represents earnings from the supplemental retirement savings plans and DC-ESRP described below. Includes the following amounts that were reported for 2016 as compensation in the Summary Compensation Table: Ms. Williams $192, Mr. Stavropoulos $1,739, Mr. Simon $5,683, and Mr. Mistry $7.
(4)	Includes the following amounts that were reported as compensation in the Summary Compensation Table for 2016 and prior years: Mr. Earley $2,237,220, Ms. Williams $34,960, Mr. Stavropoulos $203,018, Mr. Wells $14,000, Mr. Thomason (SRSP) $45,612, Mr. Thomason (DC-ESRP) $11,229, Mr. Simon $1,028,736, Mr. Halpin $19,777, and Mr. Mistry $30,085.

The table presents balances from both the PG&E Corporation Supplemental Retirement Savings Plan for deferrals made prior to January 1, 2005 and the PG&E Corporation 2005 Supplemental Retirement Savings Plan (together, the “SRSP Plans”) for deferrals made on and after January 1, 2005 and from the PG&E Corporation Defined Contribution Executive Supplemental Retirement Plan (DC-ESRP).

Under the SRSP Plans, officers may defer 5 percent to 75 percent of their base salary, and all or part of their perquisite allowance, STIP payment, and performance share award if settled in cash.

PG&E Corporation also will contribute an amount equal to any employer contributions due under the 401(k) plan that were not made due to limitations under Internal Revenue Code Sections 401(m), 401(a)(17), or 415. Under the SRSP Plans, officers may elect deferrals to be distributed in 1 to 10 installments commencing in January of the year following termination of employment. For deferrals made in 2005 and thereafter, distributions may commence seven months after termination of employment or in January of a year specified by the officer. Earlier distributions may be made in the case of an officer’s death. The plan administrator may, in its discretion, permit earlier withdrawals as requested by participants to meet unforeseen emergencies.

Under the DC-ESRP, each time salary or STIP is paid, PG&E Corporation credits the participant’s account with an amount equal to 7 percent of the payment. Benefits vest after three years of cumulative service with the companies, and benefits are paid in a single lump sum upon the officer’s separation from service commencing as soon as reasonably practicable, following a date seven months after the separation from service. Officers may also elect deferrals to be distributed in between 2 to 10 equal annual installments. Earlier distributions may be made in the case of an officer’s death.

Earnings on amounts in participant accounts under the SRSP Plans and the DC-ESRP are calculated based on the performance of the following funds available in the 401(k) plan: Large Company Stock Index Fund (2016 return of 12.0 percent), Small Company Stock Index Fund (2016 return of 16.5 percent), International Stock Index Fund (2016 return of 3.7 percent), Total U.S. Stock Index Fund (2016 return of 12.7 percent), Emerging Markets Enhanced Index Fund (2016 return of 11.9 percent), World Stock Index Fund (2016 return of 8.5 percent), Bond Index Fund (2016 return of 2.6 percent), U.S. Government Bond Index Fund (2016 return of 1.0 percent), Short Term Bond Index Fund (2016 return of 1.1 percent), Money Market Investment Fund (2016 return of 0.2 percent), Target Date Fund 2015 (2016 return of 6.7 percent), Target Date Fund 2020 (2016 return of 7.6 percent), Target Date Fund 2025 (2016 return of 8.3 percent), Target Date Fund 2030 (2016 return of 8.4 percent), Target Date Fund 2035 (2016 return of 8.7 percent), Target Date Fund 2040 (2016 return of 9.1 percent), Target Date Fund 2045 (2016 return of 9.5 percent), Target Date Fund 2050 (2016 return of 9.5 percent), Target Date Fund 2055 (2016 return of 9.5 percent), Target Date Fund 2060 (2016 return of 8.2 percent), and Retirement Income Fund (2016 return of 5.9 percent). Other available measures are

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NON-QUALIFIED DEFERRED COMPENSATION – 2016 (Continued)

the PG&E Corporation Phantom Stock Fund, which mirrors an investment in PG&E Corporation common stock (2016 return of 17.9 percent), and the AA Utility Bond Fund. The AA Utility Bond Fund accrues interest based on the long-term corporate bond yield average for AA utilities reported by Moody’s Investors Service (yields reported during 2016 ranged from 3.4 percent to 4.2 percent). Pre-2005 deferrals under the SRSP Plans are limited to the Large Company Stock Index Fund, the PG&E Corporation Phantom Stock Fund, and the AA Utility Bond Fund. In general, the earnings measures are selected by the officer and may be reallocated subject to restrictions imposed by regulations of the SEC. However, deferrals of Special Incentive Stock Ownership Premiums received under the prior Executive Stock Ownership Program before December 31, 2012 only may be invested in the PG&E Corporation Phantom Stock Fund and may not be reallocated.

POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY

The NEOs are eligible to receive certain benefits upon termination, or when a Change in Control (as defined in the Officer Severance Policy) occurs and either (1) the officer is terminated in connection with the Change in Control, or (2) the acquiring company does not continue or assume outstanding LTIP awards, or substitute the LTIP awards with a substantially equivalent award.

The following table estimates potential payments for each NEO as if, effective December 31, 2016, that individual terminated from employment or an acquiror did not assume, continue, or grant substitute awards for LTIP awards previously granted by PG&E Corporation or the Utility. Estimates assume that the value of any stock-based compensation received was $60.77 per share, which was the closing price of PG&E Corporation common stock on December 31, 2016. The table generally excludes (1) payments for services already rendered (such as unpaid and earned salary), which would be due to the NEO even if the individual had remained employed with the companies, (2) post-retirement benefits that would be available to employees generally, and (3) any deferred compensation that was previously earned but would become payable due to the termination (these deferred amounts are reflected in the table entitled “Non-Qualified Deferred Compensation—2016”).

The value of actual cash and equity received on or shortly after December 31, 2016 would be less than the “total” amount listed below because (1) pension benefits are paid over time in the form of a life annuity, and (2) stock awards reflected in the table will be payable only after vesting, which may occur in subsequent years.

Name	Resignation/ Retirement ($)	Termination For Cause ($)	Termination Without Cause ($)	Change in Control ($)(1)	Death or Disability ($)(2)
A. F. Earley, Jr.
Value of Accumulated Pension Benefits	3,922,701	3,922,701	3,922,701	3,922,701	2,082,629
Value of Stock Awards Vesting(3)	22,988,548	0	22,988,548	22,847,232	22,847,232
Severance Payment	0	0	0	0	0
Short-Term Incentive Plan Award(4)	1,648,438	0	1,648,438	1,648,438	1,648,438
Health Care Insurance	0	0	0	0	0
Career Transition	0	0	0	0	0
Relocation(5)	25,000	25,000	25,000	25,000	25,000
Total	28,584,687	3,947,701	28,584,687	28,443,371	26,603,299
G. J. Williams
Value of Accumulated Pension Benefits	2,169,601	2,169,601	2,169,601	2,169,601	1,474,652
Value of Stock Awards Vesting(3)	5,142,881	0	5,440,424	5,690,209	5,690,209
Severance Payment	0	0	1,225,000	2,443,750	0
Short-Term Incentive Plan Award(4)	521,875	0	521,875	521,875	521,875
Health Care Insurance	0	0	41,839	41,839	0
Career Transition	0	0	15,000	15,000	0
Total	7,834,357	2,169,601	9,413,739	10,882,274	7,686,736

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

	Resignation/	Termination	Termination	Change in	Death or
	Retirement	For Cause	Without Cause	Control	Disability
Name	($)	($)	($)	($)(1)	($)(2)
N. Stavropoulos
Value of Accumulated Pension Benefits	1,465,934	1,465,934	1,465,934	1,465,934	939,332
Value of Stock Awards Vesting(3)	4,951,039	0	5,248,583	5,498,368	5,498,368
Severance Payment	0	0	1,163,750	2,321,250	0
Short-Term Incentive Plan Award(4)	495,625	0	495,625	495,625	495,625
Health Care Insurance	0	0	30,297	30,297	0
Career Transition	0	0	15,000	15,000	0
Total	6,912,598	1,465,934	8,419,189	9,826,474	6,933,325
J. P. Wells
Value of Accumulated Pension Benefits	621,771	621,771	621,771	621,771	363,380
Value of Stock Awards Vesting(3)	0	0	1,331,380	2,386,510	2,386,510
Severance Payment	0	0	875,000	1,750,000	0
Short-Term Incentive Plan Award(4)	375,000	0	375,000	375,000	375,000
Health Care Insurance	0	0	30,297	30,297	0
Career Transition	0	0	15,000	15,000	0
Total	996,771	621,771	3,248,448	5,178,578	3,124,890
D. S. Thomason
Value of Accumulated Pension Benefits	455,296	455,296	455,296	455,296	262,207
Value of Stock Awards Vesting(3)	0	0	435,754	631,857	631,857
Severance Payment	0	0	385,000	385,000	0
Short-Term Incentive Plan Award(4)	93,271	0	93,271	93,271	93,271
Health Care Insurance	0	0	25,969	25,969	0
Career Transition	0	0	15,000	15,000	0
Total	548,567	455,296	1,410,290	1,606,393	987,335
J. R. Simon
Value of Accumulated Pension Benefits	1,459,945	1,459,945	1,459,945	1,459,945	761,355
Value of Stock Awards Vesting(3)	0	0	2,124,777	3,359,800	3,359,800
Severance Payment	0	0	858,000	1,706,250	0
Short-Term Incentive Plan Award(4)	333,125	0	333,125	333,125	333,125
Health Care Insurance	0	0	41,839	41,839	0
Career Transition	0	0	15,000	15,000	0
Total	1,793,070	1,459,945	4,832,686	6,915,959	4,454,280
E. D. Halpin
Value of Accumulated Pension Benefits	917,009	917,009	917,009	917,009	655,889
Value of Stock Awards Vesting(3)	0	0	1,321,141	2,859,886	2,859,886
Severance Payment	0	0	892,335	892,335	0
Short-Term Incentive Plan Award(4)	314,600	0	314,600	314,600	314,600
Health Care Insurance	0	0	41,839	41,839	0
Career Transition	0	0	15,000	15,000	0
Total	1,231,609	917,009	3,501,924	5,040,669	3,830,375
D. B. Mistry
Value of Accumulated Pension Benefits	3,033,657	3,033,657	3,033,657	3,033,657	2,148,900
Value of Stock Awards Vesting(3)	0	0	887,327	1,855,039	1,855,039
Severance Payment	0	0	635,500	635,500	0
Short-Term Incentive Plan Award(4)	216,732	0	216,732	216,732	216,732
Health Care Insurance	0	0	14,427	14,427	0
Career Transition	0	0	15,000	15,000	0
Total	3,250,389	3,033,657	4,802,643	5,770,355	4,220,671

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

(1)	Payments made in connection with a Change in Control may require shareholder approval, pursuant to the PG&E Corporation Golden Parachute Restriction Policy, discussed below. If excise taxes are levied in connection with Internal Revenue Code Section 4999, the aggregate benefits shown may be reduced to a level that does not trigger the excise tax, but only if doing so would be more beneficial to the officer on an after-tax basis.
(2)	For pension payments, the number reflects the value of aggregated benefits upon termination due to death. Pension payments upon termination due to disability would be the same as in the event of resignation.
(3)	Reflects the value of outstanding equity awards for which vesting is continued or accelerated due to the termination event. Based on performance through December 31, 2016, payments would be made with respect to 160 percent, 87 percent, and 48 percent of outstanding performance shares using a TSR measure granted in 2014, 2015, and 2016, respectively. No payments would be made with respect to performance shares using safety and affordability measures granted in 2015 and 2016.
(4)	Assumes an overall STIP performance score of 1.0.
(5)	Mr. Earley waived his rights under the Officer Severance Policy in return for reasonable costs for relocation to Detroit, Michigan upon separation from employment.

Pension Benefits in General

If any NEO is terminated for any reason, that officer generally is entitled to receive accrued and vested pension benefits, as described in the narrative accompanying the “Pension Benefits—2016” table. The value of the pension benefit will be paid out over time in the form of an annuity, consistent with payment elections made by the NEO. The qualified plan is funded by contributions from both PG&E Corporation and the Utility. Payments from the non-qualified plan are paid by PG&E Corporation and are reduced by any benefit payable from the qualified plan.

The value of pension benefits reported in the table above is identical in all termination scenarios, except if an NEO’s employment is terminated due to that officer’s death. In that case, if (1) the officer was at least 55 years of age, or (2) the combined total of his or her age and the number of years worked exceeded 70, then the officer’s surviving spouse or beneficiary would be entitled to an immediate commencement of payment of 50 percent of the single life pension benefit that would otherwise have been available to the officer at age 65. For all other officers, the value of this pre-retirement survivor’s benefit would be 50 percent of the single life pension benefit that would otherwise have been available to the officer at age 55, and the benefit would commence in the month that starts the day after that officer would have reached age 55.

Officer Severance Policy

The Officer Severance Policy provides for severance payments and the treatment of certain LTIP awards upon termination with cause, termination without cause, and termination in connection with a Change in Control (unless such benefits have been waived). Benefits under the Officer Severance Policy are paid by the individual’s former employer.

Mr. Earley generally waived his rights under the Officer Severance Policy.

Potential Payments – Resignation/Retirement

LTIP Awards

Unvested performance shares and RSUs generally are cancelled upon resignation, unless that individual’s resignation qualifies as a “retirement.” For these purposes, “retirement” means a termination of employment, other than for cause, when an employee is at least 55 years old and has been employed for at least the last five consecutive years immediately before termination. If the individual “retires,” then:

•	Unvested performance shares continue to vest and will become payable as if the officer remained employed,

•	Unvested annual RSU awards continue to vest and will become payable as if the officer remained employed (unless retirement occurs within two years following a Change in Control, in which case shares underlying the RSUs vest and are paid out within 60 days following the retirement).

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

With respect to the RSUs granted to Ms. Williams and Mr. Stavropoulos in August 2015, Mr. Mistry in February 2016, and Mr. Halpin in November 2016, the retirement provision does not apply and any unvested RSUs would be cancelled upon resignation.

Mr. Earley, Ms. Williams, and Mr. Stavropoulos were the only NEOs who were retirement-eligible under the LTIP as of December 31, 2016.

STIP

If an NEO resigns or retires on or after December 31 of a performance year, that officer will be entitled to receive a lump-sum STIP payment for that calendar year.

If an NEO resigns prior to December 31 of any calendar year, potential STIP payments for that year generally are forfeited. However, if the NEO is at least 55 years of age at the time of resignation, then potential STIP payments will be treated in the same manner as for a “retirement.”

If an NEO retires before December 31 of any calendar year, then the Compensation Committee may, in its discretion, approve providing the retired NEO with a lump-sum STIP payment for that calendar year. Any such STIP payment generally would reflect actual earnings, and thus be prorated to reflect the amount of time that the retired NEO was employed during the performance period.

Any STIP payment generally would reflect the STIP performance score applicable to active employees, and would be paid by the former employer at the same time as for active employees.

Post-Retirement Life Insurance Benefits

Upon retirement (as defined under the qualified pension plan), all employees of PG&E Corporation, the Utility, and certain subsidiaries are eligible to receive a life insurance coverage benefit under the Post-Retirement Life Insurance Plan of Pacific Gas and Electric Company. If an employee retires at age 55 or older with at least 15 years of service (“qualifying retirement”) with the companies and their subsidiaries, the employee may qualify for a different “benefit level” and the value of the benefit may increase. Each retiree’s applicable “benefit level” is determined based on factors such as the participant’s position with the company at retirement and the date of hire or promotion. Prior to December 31, 2008, upon qualifying retirement, certain benefit levels also permitted the retiree to elect to receive the benefit in the form of a lump-sum cash payment equal to the present value of the insurance coverage benefit. Participants no longer may elect the cash payment upon retirement, but certain individuals who were employees as of December 31, 2008 and who were likely upon retirement to qualify for the benefit levels that previously offered the cash alternative were given the opportunity to make a one-time election as to whether to receive future benefits (if any) as insurance coverage or in the form of a lump-sum cash payment. Benefits are paid by the former employer.

Upon qualifying retirement, Ms. Williams, Mr. Simon, and Mr. Mistry would receive a lump-sum cash benefit equal to the present value of a post-retirement life insurance policy with coverage equal to his or her last 12 months of salary. Upon qualifying for retirement, all other NEOs would be entitled to receive a life insurance benefit in the amount of $50,000.

No NEOs would have been eligible for such life insurance-related benefits if they had retired on December 31, 2016.

Potential Payments – Termination for Cause

If an officer is terminated for cause, all outstanding performance shares and RSUs are cancelled, no severance payment is available, and the officer is not eligible to receive a STIP payment for that year.

As provided in the Officer Severance Policy, in general, an officer is terminated “for cause” if the employer determines in good faith that the officer has engaged in, committed, or is responsible for:

•	Serious misconduct, gross negligence, theft, or fraud against PG&E Corporation and/or the officer’s employer,

•	Refusal or unwillingness to perform his or her duties,

•	Inappropriate conduct in violation of the Corporation’s equal employment opportunity policy,

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

•	Conduct that reflects adversely upon, or making any remarks disparaging of, the Corporation, its Board, officers, or employees, or its affiliates or subsidiaries,

•	Insubordination,

•	Any willful act that is likely to injure the reputation, business, or business relationship of the Corporation or its subsidiaries or affiliates, or

•	Violation of any fiduciary duty, or breach of any duty of loyalty.

With respect to vesting of LTIP awards, “cause” generally is determined in the sole discretion of PG&E Corporation, and typically includes dishonesty, a criminal offense, or violation of a work rule. For Mr. Earley’s LTIP awards, “cause” is specifically defined in the same manner as in the Officer Severance Policy.

Potential Payments – Termination Without Cause

LTIP Awards

Termination provisions are described in the Officer Severance Policy and LTIP award agreements.

•	Unvested performance shares generally vest proportionately based on the number of months during the performance period that the officer was employed divided by 36 months. Any vested performance shares are settled, if at all, at the end of the applicable performance period.

•	Unvested RSUs generally continue to vest for 12 months.

However, if the officer is at least 55 years of age with at least five years of service, his or her termination without cause is treated as a retirement under the terms of the LTIPs. (Please see the section entitled “Potential Payments—Resignation/ Retirement” for a discussion of vesting provisions.) Mr. Earley, Ms. Williams, and Mr. Stavropoulos were the only NEOs who were retirement-eligible under the LTIP as of December 31, 2016.

Severance Payment

All NEOs, except Mr. Earley, would be entitled to a lump-sum payment of one times annual base salary and STIP target. Mr. Earley waived his rights to cash severance payments.

STIP

If an officer is terminated before December 31 of a given year and has at least six months of service in that year, the officer is eligible to receive a prorated lump-sum STIP award for that year. Such STIP payment generally would reflect the STIP performance score applicable to active employees, and would be prorated to reflect the amount of time that the officer was employed during the performance period. Payments would be paid by the former employer and at the same time as for active employees.

Miscellaneous Benefits

The officer is entitled to receive a lump-sum cash payment equal to the estimated value of 18 months of COBRA premiums, based on the officer’s benefit levels at the time of termination (with such payment subject to taxation under applicable law), and career transition services. Mr. Earley waived his rights to these benefits.

Covenants

In consideration for severance benefits other than those relating to LTIP awards, (1) the officer agrees not to divulge any confidential or privileged information obtained during his or her employment, (2) during a period of 12 months following severance, the officer agrees to a covenant to, among other things, refrain from soliciting customers and employees, (3) the officer agrees to assist in legal proceedings as reasonably required during this period, (4) the officer must sign a release of claims, and (5) the officer must agree not to compete with the companies to the extent permitted by law.

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POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, TERMINATION, CHANGE IN CONTROL, DEATH, OR DISABILITY (Continued)

Potential Payments – Severance in Connection with Change in Control

Change-in-Control benefits require a “double trigger” and are not payable based on a Change-in-Control event alone. Benefits in connection with a Change in Control are provided by the Officer Severance Policy, the LTIPs, and related LTIP award agreements and guidelines. Benefits may be limited by the PG&E Corporation Golden Parachute Restriction Policy, which is discussed further below.

Definition of Change in Control

Effective May 12, 2014, the definition of Change in Control for purposes of the officer severance programs and LTIP awards granted starting in 2015 under the 2014 LTIP was amended such that a Change in Control occurs if any of the following occur:

1.	Any person or entity (excluding employee benefit plans or a plan fiduciary) becomes the direct or indirect owner of more than 30 percent of PG&E Corporation’s outstanding common stock.

2.	Over any two-year period, a majority of the PG&E Corporation directors in office at the beginning of the period are no longer in office (unless each new director was elected or nominated for shareholder election by at least two-thirds of the remaining active directors who also were in office at the beginning of the period or who were elected or nominated by at least two-thirds of the active directors at the time of election or nomination).

3.	Following any shareholder-approved consolidation or merger of PG&E Corporation, the former Corporation shareholders own less than 70 percent of the voting power in the surviving entity (or parent of the surviving entity).

4.	(a) Consummation of the sale, lease, exchange, or other transfer of all or substantially all of PG&E Corporation’s assets, or

(b) shareholder approval of a plan of liquidation or dissolution of PG&E Corporation.

Because the amended definition of Change in Control would reduce the aggregate level of benefits for officers who were eligible for severance benefits prior to May 2014, the new definition will not become effective with respect to severance payments for NEOs until May 2017. For such payments, and for LTIP awards granted in 2013 and 2014 under the 2006 LTIP, a Change in Control occurs if any of the following occur:

1.	Any person or entity (excluding any employee benefit plans or a plan fiduciary) becomes the direct or indirect owner of more than 20 percent of PG&E Corporation’s outstanding common stock.

2.	Over any two-year period, a majority of the PG&E Corporation directors in office at the beginning of the period are no longer in office (unless each new director was elected or nominated for shareholder election by at least two-thirds of the remaining active directors who also were in office at the beginning of the period).

3.	Following any shareholder-approved consolidation or merger of PG&E Corporation, the former Corporation shareholders own less than 70 percent of the voting power in the surviving entity or parent of the surviving entity.

4.	PG&E Corporation shareholders approve either (a) the sale, lease, exchange, or other transfer of all or substantially all of the Corporation’s assets, or (b) a plan or proposal for the liquidation or dissolution of the Corporation.

LTIP Awards

Following a Change in Control, LTIP awards generally accelerate or automatically vest if either (a) the successor company fails to assume, continue, or substitute previously granted awards in a manner that preserves the value of those awards, or (b) the award recipient is terminated (including constructive termination) in connection with a Change in Control during a set period of time before or after the Change in Control. Specific acceleration, vesting, and settlement provisions are as follows (subject to any delays necessary to comply with Internal Revenue Code Section 409A).

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TREATMENT OF UNVESTED LTIP AWARDS UPON TERMINATION WITHOUT CAUSE IN CONNECTION WITH A CHANGE IN CONTROL (CIC)

	CIC Occurs and Acquiror Does Not Assume, Continue, or Grant Substitute LTIP Awards	Termination Within Three Months Before CIC; Awards Are Assumed, Continued, or Substituted	Termination Within Two Years After CIC; Awards Are Assumed, Continued, or Substituted
Performance Shares	Vest upon CIC, payable at end of the performance period, but based on a payout factor measuring TSR for the period from the beginning of the performance period to the date of CIC, and assuming safety and affordability performance was at target	Vest upon CIC, payable at the end of the performance period	Vest upon termination, payable at the end of the performance period
RSUs	Vest upon CIC, settled under the normal schedule	Vest upon CIC, settled under the normal schedule (includes any RSUs that would have continued to vest after termination)	Vest upon termination, settled within 60 days

Severance Payment

The Officer Severance Policy provides enhanced Change-in-Control severance benefits to “covered officers” who are in officer compensation bands 1 or 2. Such covered officers include Ms. Williams, Mr. Stavropoulos, Mr. Wells, and Mr. Simon. Mr. Earley waived his rights to Change-in-Control severance benefits under the Officer Severance Policy. If Mr. Halpin, Mr. Thomason, or Mr. Mistry had been terminated in connection with a Change in Control as of December 31, 2016, each would have been eligible for standard severance benefits, as discussed in the section entitled “Potential Payments—Termination Without Cause.”

If a covered officer is terminated without cause or is constructively terminated in connection with a Change in Control (which includes termination prior to a Potential Change in Control, as defined in the Officer Severance Policy), the officer generally would be eligible for a lump-sum payment equal to the total of:

1.	Unpaid base salary earned through the termination date,

2.	Any accrued but unpaid vacation pay, and

3.	Two times the sum of (a) target STIP for the fiscal year in which termination occurs and (b) the officer’s annual base salary in effect immediately before either the date of termination or the Change in Control, whichever is greater.

However, in connection with the elimination of reimbursement payments for excise taxes levied in connection with Internal Revenue Code Section 4999, eligible officers either (1) are responsible for paying any such excise taxes, or (2) have their aggregate change-in-control benefits reduced to a level that does not trigger the excise tax, but only if doing so would be more beneficial to the officer on an after-tax basis.

For these purposes, “cause” means:

(i)	The covered officer’s willful and continued failure to substantially perform the officer’s duties with PG&E Corporation or one of its affiliates, after a written Board demand for substantial performance is delivered to the officer, or

(ii)	The willful engagement in illegal conduct or gross misconduct that is materially injurious to PG&E Corporation.

Constructive termination includes resignation in connection with conditions that constitute Good Reason as defined in the Officer Severance Policy (which includes, among other things, a material diminution in duties, authority, or base compensation).

STIP

If a covered officer is terminated without cause or is constructively terminated in connection with a Change in Control, the Officer Severance Policy provides that the officer will receive a lump-sum payment equal to the officer’s prorated target STIP calculated for the fiscal year in which termination occurs. Mr. Earley waived his rights to Change-in-Control severance benefits under the Officer Severance Policy. If Mr. Halpin, Mr. Thomason, or Mr. Mistry had been terminated in connection with a Change in Control as of December 31, 2016, each would have been eligible for STIP payments, as discussed in the section entitled “Potential Payments—Termination Without Cause.”

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TREATMENT OF UNVESTED LTIP AWARDS UPON TERMINATION WITHOUT CAUSE IN CONNECTION WITH A CHANGE IN CONTROL (CIC) (Continued)

PG&E Corporation Golden Parachute Restriction Policy

The Golden Parachute Restriction Policy requires shareholder approval of executive severance payments provided in connection with any change in control, to the extent that those payments exceed 2.99 times the sum of a covered officer’s base salary and target annual bonus. This Policy was adopted by the PG&E Corporation Board in February 2006.

The policy applies to the value of cash, special benefits, or perquisites that are due to the executive following or in connection with both (1) a change in control, and (2) the termination or constructive termination of an officer of PG&E Corporation, the Utility, or their subsidiaries at the level of Senior Vice President or higher. It does not apply to the value of benefits that would be triggered by a change in control without severance, or to the value of benefits that would be triggered by severance in the absence of a change in control. The Golden Parachute Restriction Policy also does not apply to certain enumerated payments, including, among others, compensation for services rendered prior to termination, tax restoration payments, and accelerated vesting or settlement of equity awards.

Potential Payments – Termination Due to Death or Disability

LTIP Awards

If an officer’s employment is terminated due to death or disability, LTIP awards are treated as follows:

•	Unvested performance shares vest immediately. Vested shares are payable, if at all, as soon as practicable after completion of the performance period relevant to the performance shares.

•	If a participant’s death or disability (as defined under Internal Revenue Code Section 409A) occurs while employed, unvested RSUs vest immediately and will be settled within 60 days.

Vested LTIP awards are payable to the officer’s designated beneficiary(ies), in the case of death, or otherwise in accordance with the officer’s instructions or by law.

STIP

If an officer’s employment is terminated due to death or disability before December 31 of the STIP performance year, a prorated portion of the target STIP award will become payable to the officer, or, in the case of death, to the officer’s beneficiary(ies), by the former employer and at the same time as STIP payments are made to active employees.

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Item No. 4: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation for PG&E Corporation and Pacific Gas and Electric Company

PG&E Corporation and the Utility are required to provide shareholders at least once every six calendar years the opportunity to cast a non-binding advisory vote on whether a non-binding advisory vote regarding executive compensation (’’say-on-pay vote’’), such as the one included in Item No. 3 of this Proxy Statement, shall occur every one, two, or three years.

Since 2010, PG&E Corporation and the Utility each has provided shareholders with an annual advisory vote regarding the companies’ executive compensation policies.

Consistent with the companies’ existing policy and practice, the Boards recommend that the companies continue to provide shareholders with an annual opportunity to provide an advisory vote on executive compensation matters and, therefore, recommend that the frequency of the say-on-pay vote be one year.

This vote is non-binding and is required by Section 14A of the Securities Exchange Act of 1934. Shareholders are not voting to approve the Boards’ recommendation. Shareholders will be given choices of one, two, or three years (or abstain). Shareholders’ non-binding approval of a one-, two-, or three-year frequency will not require either company to adopt that frequency. However, if the shareholders of either PG&E Corporation or the Utility do not approve an annual say-on-pay vote, the Board of the applicable company will examine the voting results and consider whether, among other things, the company should change the frequency of its say-on-pay vote.

The Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company Unanimously Recommend a Vote that the Frequency of the Advisory Vote on Executive Compensation Be ONE YEAR.

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Item No. 5: PG&E Corporation Shareholder Proposal

To Be Voted on by PG&E Corporation Shareholders Only

The following shareholder proposal and related supporting statement represent the views of the shareholder who submitted them, and not the views of PG&E Corporation. PG&E Corporation is not responsible for, and does not endorse, the content of any shareholder proposal or supporting statement. The shareholder proposal and supporting statement are included in this Proxy Statement pursuant to rules established by the SEC.

Item No. 5: Shareholder Proposal

Mr. Thomas Strobhar, 3183 Beaver Vu Drive, Ste. A, Beavercreek, Ohio 45434, beneficial owner of 65 shares of PG&E Corporation common stock, has given notice of his intention to present the following proposal for action at the PG&E Corporation annual meeting:

Whereas, charitable contributions are made possible largely by the utility bills our customers pay to keep their homes and businesses safe and comfortable. Our service alone is a great benefit to millions of people.

Whereas, many of our customers are of moderate or low income levels and struggle greatly to pay their bills.

Whereas, PG&E distributes over twenty million dollars a year to a long list of charities, most of which would not be recognizable to many of our customers. In the past, we have given funds to LGBT groups to fund film festivals some might characterize as gay porn. We have also contributed tens of thousands of dollars to the Center for American Progress. According to SourceWatch, the Center, “is a liberal think tank created and led by John Podesta, the head of Barack Obama’s Presidential Transition Team and a former Chief of Staff for President Bill Clinton.”

Whereas, other controversial charities we might give to include Planned Parenthood, which does over 300,000 abortions a year, or the Human Rights Campaign, which often characterizes people who oppose same-sex marriage as haters and bigots. This might include millions of our customers.

Whereas, less controversial contributions have gone to the International Bird Rescue Research Center and the Marin Boating Council. However, this later group might appear to some as not particularly needy.

Whereas, we have never asked our customers if they would like a lower utility bill or have a portion of their remittance given to charities chosen by PG&E.

Resolved, it is requested the board of directors discontinue the charitable giving program unless a majority of our customers positively affirm it through a public vote.

The Board of Directors of PG&E Corporation Recommends a Vote AGAINST This Proposal.

The Board believes shareholders should vote against this proposal for the following reasons:

PG&E Corporation’s charitable giving program supports PG&E Corporation’s and the Utility’s (together, “PG&E”) overall vision and values by making contributions and taking actions that address the needs of the communities served by PG&E Corporation and the Utility, building community and civic partnerships, enhancing employee engagement, and furthering local involvement in the communities served by the Utility.

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Furthermore, PG&E is proud of the breadth of its program and the impact it has on communities.

•	PG&E provides grants that support 501(c)(3) nonprofit organizations, schools, and local governments across Northern and Central California every year. PG&E’s charitable giving programs specifically focus on the following four areas that are key to vigorous community health: education and workplace development, economic and community vitality, the environment, and emergency preparedness.

•	In 2016, PG&E provided more than 1,600 grants totaling $28 million in these areas, with a special focus on supporting underserved communities.

•	PG&E’s charitable giving program incorporates many different types of activities, including cash contributions from directors, officers, employees, and retirees; corporate sponsorships; and various categories of in-kind donations, including volunteer hours, facility rental, and donations of vehicles, surplus equipment, and tools.

•	Development of PG&E’s charitable giving program reflects many points of view and considers many types of potential impacts and benefits. For example, the program is designed to (1) concentrate on four areas that are designed to support communities, (2) align with strategic business objectives, (3) enhance employee engagement, retention, and employee development, (4) support marketing and public relations activities and create opportunities for PG&E to engage with the community, and (5) support diversity and inclusion programs.

•	PG&E has a robust and detailed system of internal governance that helps ensure that charitable giving programs are consistent with corporate business lines and goals, internal policies, and legal requirements, and are subject to appropriate oversight, including by the Board of Directors.

Suspending the charitable giving program, even temporarily, would deprive PG&E and its shareholders of the many benefits provided by this program, could cause PG&E to violate any promises and signed contractual obligations to make future contributions, and would suspend needed support to the communities that PG&E serves.

Further, giving customers approval rights over PG&E Corporation’s charitable giving program is not consistent with how the charitable giving program is funded. Shareholder dollars are used to fund the charitable giving program; the rates paid by customers cannot be used for charitable giving. It is not in the shareholders’ interest for shareholders to give customers the authority to determine whether and how shareholder dollars can be used for charitable purposes.

For these reasons, the PG&E Corporation Board unanimously recommends a vote AGAINST this proposal.

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Share Ownership Information

PRINCIPAL SHAREHOLDERS

The following table presents certain information regarding shareholders that PG&E Corporation and the Utility know are beneficial owners of more than 5 percent of any class of voting securities of the Corporation or the Utility as of March 8, 2017 (except as noted below).

Class of Stock	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Pacific Gas and Electric Company stock(1)	PG&E Corporation(2) 77 Beale Street P.O. Box 770000 San Francisco, CA 94177	264,374,809		96.24%
PG&E Corporation common stock	BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	33,531,617	(3)	6.6%
PG&E Corporation common stock	T. Rowe Price Associates Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	45,571,223	(4)	9.0%
PG&E Corporation common stock	The Vanguard Group Inc.(5) 100 Vanguard Blvd. Malvern, PA 19355	34,066,802	(5)	6.73%

(1)	The Utility’s common stock and preferred stock vote together as a single class. Each share is entitled to one vote.

(2)	As a result of the formation of the holding company on January 1, 1997, PG&E Corporation became the holder of all issued and outstanding shares of Utility common stock. As of March 8, 2017, the Corporation held 100 percent of the issued and outstanding shares of Utility common stock, and neither the Corporation nor any of its subsidiaries held shares of Utility preferred stock. The Corporation continues to have sole voting and investment power with respect to those shares of Utility common stock.

(3)	The information relates to beneficial ownership as of December 31, 2016, as reported in an amended Schedule 13G filed with the SEC on January 25, 2017 by BlackRock, Inc. (“BlackRock”). For these purposes, BlackRock has sole voting power with respect to 28,657,387 shares of PG&E Corporation common stock and sole dispositive power with respect to 33,531,617 shares of PG&E Corporation common stock held by BlackRock.

(4)	The information relates to beneficial ownership as of December 31, 2016, as reported in an amended Schedule 13G filed with the SEC on February 7, 2017 by T. Rowe Price Associates, Inc. (“Price Associates”). These securities are owned by various individuals and institutional investors, to which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For the purposes of the reporting requirements of the SEC, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. For these purposes, Price Associates has sole voting power with respect to 15,490,187 shares of PG&E Corporation common stock and sole dispositive power with respect to 45,480,173 shares of PG&E Corporation common stock held by Price Associates.

(5)	The information relates to beneficial ownership as of December 31, 2016, as reported in an amended Schedule 13G filed with the SEC on February 13, 2017 by The Vanguard Group, Inc. (“Vanguard”). For these purposes, Vanguard has sole voting power with respect to 854,184 shares of PG&E Corporation common stock, sole dispositive power with respect to 33,182,979 shares, shared voting power with respect to 111,283 shares, and shared dispositive power with respect to 883,823 shares of PG&E Corporation common stock held by Vanguard.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of PG&E Corporation common stock beneficially owned (as defined in the rules of the SEC) as of March 8, 2017 by the directors, the nominees for director, the NEOs, and all directors and executive officers of PG&E Corporation and the Utility as a group. As of March 8, 2017, no listed individual owned shares of any class of Utility securities. The table also sets forth common stock equivalents credited to the accounts of directors and executive officers under the Corporation’s deferred compensation and equity plans. Directors and Section 16 Officers of the Corporation and the Utility may not engage in any hedging or monetization transactions that limit or eliminate the officer’s ability to profit from an increase in the value of company stock, and generally are prohibited from pledging company stock as collateral for a loan.

Name	Beneficial Stock Ownership(1)(2)	Percent of Class(3)	Common Stock Equivalents(4)	Total
Lewis Chew(5)	17,481	*	1,349	18,830
Anthony F. Earley, Jr.(5)(6)	294,228	*	0	294,228
Fred J. Fowler(5)	9,514	*	0	9,514
Maryellen C. Herringer(5)	19,315	*	41,956	61,271
Jeh C. Johnson(5)	0		0	0
Richard C. Kelly(5)	4,871	*	6,876	11,747
Roger H. Kimmel(5)	15,361	*	12,033	27,394
Richard A. Meserve(5)	15,695	*	5,857	21,552
Forrest E. Miller(5)	10,555	*	26,016	36,571
Eric D. Mullins(5)	0	*	1,000	1,000
Rosendo G. Parra(5)	12,461	*	1,381	13,842
Barbara L. Rambo(5)	17,336	*	8,497	25,833
Anne Shen Smith(5)	2,320	*	2,054	4,374
Nickolas Stavropoulos(5)(6)	39,748	*	2,456	42,204
Barry Lawson Williams(5)	28,699	*	14,782	43,481
Geisha J. Williams(5)(6)	58,966	*	4,176	63,142
Jason P. Wells(6)	18,640	*	0	18,640
David S. Thomason(7)	4,533	*	0	4,533
John R. Simon(8)	22,572	*	156	22,728
Edward D. Halpin(7)	29,887	*	0	29,887
Dinyar B. Mistry(7)	14,910	*	0	14,910
All PG&E Corporation directors, director nominees, and executive officers as a group (23 persons)	656,666	*	132,643	789,309
All Utility directors, director nominees, and executive officers as a group (29 persons)	771,245	*	132,643	903,888

* Less than 1 percent

(1)	This column includes any shares held in the name of the spouse, minor children, or other relatives sharing the home of the listed individuals and, in the case of current and former executive officers, includes shares of PG&E Corporation common stock held in the defined contribution retirement plan maintained by PG&E Corporation. Except as otherwise indicated below, the listed individuals have sole voting and investment power over the shares shown in this column. Voting power includes the power to direct the voting of the shares held, and investment power includes the power to direct the disposition of the shares held.

This column also includes the following shares of PG&E Corporation common stock in which the listed individuals share voting and investment power: Ms. Herringer 14,294 shares, Mr. Stavropoulos 36,373 shares, all PG&E Corporation directors and executive officers as a group 88,179 shares, and all Utility directors and executive officers as a group 116,921 shares. No reported shares are pledged.

(2)	This column includes the following shares of PG&E Corporation common stock that the individuals have the right to acquire within 60 days of March 8, 2017 through the exercise of vested stock options or the vesting of RSUs granted under the 2006 LTIP and the 2014 LTIP: Mr. Miller 4,090 shares, all PG&E Corporation directors and executive officers as a group 4,090 shares, and all Utility directors and executive officers as a group 4,090 shares. This individual has neither voting power nor investment power with respect to these shares unless and until they are purchased through the exercise of the options or settled upon the vesting of RSUs, under the terms of the 2006 LTIP and 2014 LTIP.

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(3)	The percent of class calculation is based on the number of shares of PG&E Corporation common stock outstanding as of March 8, 2017.

(4)	This column reflects the number of stock units that were purchased by listed individuals through salary and other compensation deferrals or that were awarded under equity compensation plans. The value of each stock unit is equal to the value of a share of PG&E Corporation common stock and fluctuates daily based on the market price of PG&E Corporation common stock. The listed individuals who own these stock units share the same market risk as PG&E Corporation shareholders, although they do not have voting rights with respect to these stock units.

(5)	Mr. Chew, Mr. Earley, Mr. Fowler, Ms. Herringer, Mr. Johnson, Mr. Kelly, Mr. Kimmel, Dr. Meserve, Mr. Miller, Mr. Mullins, Mr. Parra, Ms. Rambo, Ms. Smith, Mr. Williams, and Ms. Williams are directors or director nominees of both PG&E Corporation and the Utility. Mr. Stavropoulos is a director of the utility only.

(6)	Mr. Earley, Mr. Stavropoulos, Ms. Williams, and Mr. Wells are included in the Summary Compensation Table as NEOs of both PG&E Corporation and the Utility.

(7)	Mr. Thomason, Mr. Halpin, and Mr. Mistry are included in the Summary Compensation Table as NEOs of the Utility.
(8)	Mr. Simon is included in the Summary Compensation Table as an NEO of PG&E Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

In accordance with Section 16(a) of the Securities Exchange Act of 1934 and SEC regulations, PG&E Corporation’s and the Utility’s directors and certain officers, as well as persons who own greater than 10 percent of the Corporation’s or the Utility’s equity securities, must file reports of ownership and changes in ownership of such equity securities with the SEC and the principal national securities exchange on which those securities are registered, and must furnish the Corporation or the Utility with copies of all such reports that they file.

Based solely on review of copies of such reports received or written representations from certain reporting persons, PG&E Corporation and the Utility believe that during 2016, all filing requirements applicable to their respective directors, officers, and 10 percent shareholders were satisfied, with the exception of one Statement of Change of Beneficial Ownership of Securities on Form 4 that was filed after the required filing date for Mr. Jason P. Wells reporting the withholding of 257 shares of PG&E Corporation common stock to pay tax withholding obligations upon the vesting of RSUs. No information is reported for individuals during periods in which they were not directors, officers, or 10 percent shareholders of the applicable company.

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Related Party Transactions

Approval Policies

The Boards of PG&E Corporation and the Utility each adopted a written policy (the companies’ Related Party Transaction Policy (“Policy”)) which generally requires Audit Committee approval or ratification of transactions that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934 (“Item 404(a)”), except that the Policy has a lower dollar threshold than Item 404(a).

Under the Policy, at the first meeting of each year, each company’s Audit Committee reviews, approves, and/or ratifies related party transactions (other than the types of transactions that are excluded from disclosure under Item 404(a), as described below) with values exceeding $10,000 in which either company participates and in which any “Related Party” has a material direct or indirect interest. For these purposes, “Related Party” generally includes (1) any director, nominee for director, or executive officer, (2) holders of greater than 5 percent of that company’s voting securities, and (3) those parties’ immediate family members.

After the annual review and approval of related party transactions, if either company wishes to enter into a new related party transaction, then that transaction must be either pre-approved or ratified by the applicable Audit Committee. If a transaction is not ratified in accordance with the Policy, management will make all reasonable efforts to cancel or annul that transaction.

Where it is not practical or desirable to wait until the next Audit Committee meeting to obtain approval or ratification, the Chair of the applicable Audit Committee may elect to approve a particular related party transaction. If the Chair of the applicable Audit Committee has an interest in the proposed related party transaction, then that transaction may be reviewed and approved by another independent and disinterested member of the applicable Audit Committee. In either case, the individual approving the transaction must report such approval to the full Committee at the next regularly scheduled meeting.

When reviewing any related party transaction, the Audit Committees consider whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party. The Policy also requires that each Audit Committee disclose to the respective Board any material related party transactions.

As provided in Item 404(a), the following types of transactions are excluded:

•	Transactions where the rates or charges are determined by competitive bids,

•	Transactions for the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority,

•	Transactions for services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services,

•	Benefits received on a pro rata basis by holders of PG&E Corporation or Utility securities,

•	Transactions where the individual’s interest arises solely (1) from such person’s position as a director of another corporation or organization which is a party to the transaction, (2) from the direct or indirect ownership of such person and a specific group (consisting of directors, nominees for director, and executive officers of the corporation, or any member of their immediate families), in the aggregate, of less than a 10 percent equity interest in another person (other than a partnership) that is a party to the transaction, or (3) from both such position and ownership,

•	Transactions where the individual’s interest arises solely from the holding of an equity interest (including a limited partnership interest, but excluding a general partnership interest) or a creditor interest in another person that is party to the transaction with PG&E Corporation, the Utility, or any of their respective subsidiaries or affiliates, and the transaction is not material to such other person,

•	Transactions where the individual’s interest arises only from such person’s position as a limited partner in a partnership engaged in a transaction with PG&E Corporation or the Utility, in which the individual’s interest (when aggregated with any other Related Parties) is less than 10 percent and the individual does not serve as a general partner of, nor hold another position in, the partnership,

•	An employment relationship or transaction involving an executive officer of the respective company (and any related compensation resulting solely from that relationship or transaction), if the compensation is reported pursuant to Regulation S-K, Item 402,

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•	An employment relationship or transaction involving an executive officer of the respective company (and any related compensation resulting solely from that relationship or transaction), if the compensation would have been reported pursuant to Regulation S-K, Item 402 as compensation earned for services if that individual were an executive officer named in the Summary Compensation Table, and such compensation had been approved or recommended to the Board by the PG&E Corporation Compensation Committee (and the executive officer is not an immediate family member of another Related Party), or

•	Compensation provided to a director, provided that such compensation is reported pursuant to Regulation S-K, Item 407.

Since January 1, 2016, all related party transactions have been approved or ratified by the applicable Audit Committee in accordance with this Policy.

Related Person Transactions

Since January 1, 2016, three providers of asset management services in excess of $120,000 have been beneficial owners of at least 5 percent of PG&E Corporation common stock: BlackRock, Inc. (“BlackRock”), T. Rowe Price Associates Inc. (“Price Associates”), and The Vanguard Group, Inc. (“Vanguard”). The nature and value of services provided by these 5 percent shareholders and their affiliates since January 1, 2016 are described below.

•	BlackRock (including its affiliates) provided asset management services to various trusts associated with PG&E Corporation’s and the Utility’s employee benefit plans and to the Utility’s nuclear decommissioning trusts. In exchange for these services, BlackRock’s affiliates earned approximately $3.5 million in fees during 2016.

•	Price Associates (including its affiliates) provided asset management services to various trusts associated with the Companies’ employee benefit plans and to the Utility’s nuclear decommissioning trusts. In exchange for these services, Price Associates’ affiliates earned approximately $1.4 million in fees during 2016.

•	Vanguard provided asset management services to grantor trusts associated with certain non-qualified and deferred income benefit plans, and to The PG&E Corporation Foundation. In exchange for these services, Vanguard earned approximately $130,000 in fees during 2016.

In each of these cases, the services were (1) approved by the PG&E Corporation Audit Committee, and (2) subject to terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party. PG&E Corporation expects that these entities will continue to provide similar services and products in the future, at similar levels, in the normal course of business operations.

Kathy Thomason is employed by the Utility as a Business Finance Analyst, Expert, and she is the spouse of David S. Thomason, who is Vice President, Chief Financial Officer, and Controller of the Utility. During 2016, Ms. Thomason received compensation and related payments and benefits from the Utility with a value of approximately $120,000. Payments provided to Ms. Thomason during 2017 are expected to be similar in nature and value to payments provided during 2016, consistent with the Utility’s policies and practices that apply to employee compensation generally.

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Legal Proceedings

There are seven shareholder derivative lawsuits seeking recovery on behalf of PG&E Corporation and the Utility for alleged breaches of fiduciary duty by certain current and former officers and directors (the “Individual Defendants”), among other claims. Four of the cases were consolidated as the San Bruno Fire Derivative Cases and are pending in the Superior Court of California, County of San Mateo (the “Court”). The remaining three cases are Tellardin v. Anthony F. Earley, Jr., et al., Iron Workers Mid-South Pension Fund v. Johns, et al., and Bushkin v. Rambo, et al. (the “Additional Derivative Cases”).

On March 15, 2017, the parties in the San Bruno Fire Derivative Cases filed with the Court a settlement that they reached to resolve the consolidated shareholder derivative lawsuit and certain additional claims against the Individual Defendants. Pursuant to the settlement stipulation: (1) the Individual Defendants’ directors and officers liability insurance carriers will pay $90 million to PG&E Corporation within 11 business days of the entry of the judgment approving settlement in the San Bruno Fire Derivative Cases, (2) PG&E Corporation and the Utility will implement certain corporate governance therapeutics, and (3) the Utility will implement certain gas operations therapeutics, at an estimated cost of up to approximately $32 million.

In addition, PG&E Corporation agreed to pay any fee and expense award that the Court may grant to counsel for the plaintiffs in the San Bruno Fire Derivative Cases in an amount not to exceed $25 million for fees and $500,000 for expenses. PG&E Corporation and the Utility have also agreed, under their indemnification obligations to the Individual Defendants, to pay the Individual Defendants’ costs, fees, and expenses incurred in connection with responding to, defending, and settling the San Bruno Fire Derivative Cases and the Additional Derivative Cases, and certain fees and expenses for investigating these claims, up to $18.3 million.

The settlement is expressly conditioned on, among other things, the Additional Derivative Cases being dismissed with prejudice, which condition can only be waived by PG&E Corporation and a majority of the Individual Defendants.

The settlement is subject to the Court’s approval and its terms may change as a result of the settlement approval process. PG&E Corporation expects that the final settlement approval hearing will be held during the second or third quarter of 2017. If the Court approves the settlement and enters a judgment substantially in the form requested by the parties, the settlement will become effective when certain conditions specified in the settlement stipulation are satisfied, including the expiration of any right to appeal the judgment.

Website Availability of Governance Documents

Current copies of the following corporate governance documents are available online through the Corporate Governance section of PG&E Corporation’s website (www.pgecorp.com/aboutus/corp_gov) or the Company Information section of the Utility’s website (www.pge.com/about/company, under the “Visit Corporate Governance” icon), as appropriate.

•	Corporate Governance Guidelines for PG&E Corporation and Pacific Gas and Electric Company (which include definitions of “independence” for directors)

•	Charters for the standing committees of the PG&E Corporation and Utility Boards of Directors, including:

– Audit Committees of PG&E Corporation and the Utility

– Compensation Committee of PG&E Corporation

– Compliance and Public Policy Committee of PG&E Corporation

– Executive Committees of PG&E Corporation and the Utility

– Finance Committee of PG&E Corporation

– Nominating and Governance Committee of PG&E Corporation

– Nuclear, Operations, and Safety Committee of PG&E Corporation

Current copies of the following codes of conduct, applicable to both companies, are available online through the Compliance and Ethics section of PG&E Corporation’s website (www.pgecorp.com/aboutus/ethics_compliance/index.shtml) or the Company Information section of the Utility’s website (https://www.pge.com/en_US/about-pge/company-information/company-information.page, under the “Visit Compliance and Ethics” icon), as appropriate.

•	Code of Conduct for Employees (including executive officers)

•	Code of Conduct for Directors

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General Information About the 2017 Annual Meetings and Voting

How do I vote?

You can attend and vote at the annual meetings (see location information on the back cover of this Proxy Statement), or the proxy holders will vote your shares as you indicate.

If your shares are not registered to you directly but are held indirectly through a broker, bank, trustee, nominee, or other third party (“nominee”), follow the instructions provided by your nominee to vote your shares.

If your shares are registered to you directly, there are three ways to submit your Proxy:

Over the Internet. You may submit your Proxy over the Internet either (i) by following the instructions in the Notice of Internet Availability, or (ii) for shareholders who received the proxy materials by mail, by following the instructions on the Proxy Card.

By telephone. If you received your proxy materials by mail, you may submit your Proxy by calling the toll-free number on the Proxy Card.

By mail. If you received your proxy materials by mail, you may submit your Proxy by completing, signing, and dating the Proxy Card and mailing it in the postage-paid envelope provided.

If you are a registered owner or a 401(k) Plan participant, specific instructions for voting also are included on the Notice of Internet Availability and on the Proxy Card or Voting Instruction Card.

What is the voting deadline?

If you hold your shares directly and submit your Proxy over the Internet or by telephone, your vote must be received by 6:00 a.m., Eastern time, on Tuesday, May 30, 2017. These Internet and telephone voting procedures comply with California law. If you submit your Proxy by mail, your vote must be received by 10:00 a.m., Pacific time, on Tuesday, May 30, 2017. You also may vote in person at the 2017 Annual Meetings.

If you are a participant in a 401(k) Plan, your voting instructions must be received by 6:00 a.m., Eastern time, on Wednesday, May 24, 2017, for the 401(k) Plan trustee to vote your shares.

If your shares are not registered to you directly but are registered in the name of your nominee (such as a broker, bank, trustee, or other third party), please consult information provided by the nominee.

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What am I voting on, and what are each Board’s voting recommendations?

PG&E Corporation shareholders will be voting on the following items:

Item No.	Description	Board’s Voting Recommendation
1	Election of 13 directors	FOR all nominees
2	Ratification of Deloitte & Touche LLP as Independent Auditor for 2017	FOR this proposal
3	Advisory vote to approve executive compensation	FOR this proposal
4	Advisory vote on the frequency of the advisory vote on executive compensation	1 YEAR
5	Shareholder proposal: Customer approval of charitable giving program	AGAINST this proposal

The Utility’s shareholders will be voting on the following items:

Item No.	Description	Board’s Voting Recommendation
1	Election of 14 directors	FOR all nominees
2	Ratification of Deloitte & Touche LLP as Independent Auditor for 2017	FOR this proposal
3	Advisory vote to approve executive compensation	FOR this proposal
4	Advisory vote on the frequency of the advisory vote on executive compensation	1 YEAR

What vote is required to approve each item?

A majority voting standard applies to the election of each director nominee and to the approval of Item Nos. 2, 3, and 5. For Item No. 4, a majority voting standard will determine which choice of frequency is approved by shareholders. Under a majority voting standard, approval occurs if the shares voted “for” a director nominee or other item or choice of frequency exceed the number of shares voted “against” that nominee or item or choice. In addition, the shares voting affirmatively must equal at least a majority of the quorum that is required to conduct business at each meeting. This means that the shares voting affirmatively must be greater than 25 percent of the outstanding shares entitled to vote.

In determining whether a majority of the shares represented and voting have elected a director nominee or approved a proposal or choice of frequency, abstentions and any broker non-votes (see the definition below under “What is a broker non-vote”) will not be considered. As explained below, broker non-votes do not apply to the ratification of the appointment of the Independent Auditor.

Abstentions and broker non-votes that occur with respect to the election of a director nominee or a proposal or choice of frequency could prevent the election of a nominee or the approval of a proposal or choice of frequency if the number of shares voting affirmatively does not constitute a majority of the required quorum.

Abstentions and broker non-votes also are considered in determining whether a quorum is present at each meeting.

Where shareholders are being asked for an advisory vote or for ratification (Item Nos. 2, 3, and 4), any voting results with respect to these items will be non-binding on the affected company but will be considered by that company’s Board.

If any incumbent director fails to receive the votes required to be elected, then that director’s term will end 90 days after the election results are certified, unless he or she resigns before that time.

What is a broker non-vote?

If you hold your shares indirectly through your broker, then your broker is the registered holder of your shares and submits the Proxy to vote your shares. You are the beneficial owner of the shares, and typically you will be asked to provide your broker with instructions as to how you want your shares to be voted. Under the rules of the NYSE, if you fail to provide your broker with voting instructions, your broker can use its discretion to vote your shares on certain routine matters, like the ratification of the appointment of the Independent Auditor. However, your broker may not use its discretion to vote your shares on certain other matters, like director elections and advisory votes on executive compensation. When a broker votes your shares on routine matters but is unable to vote your shares on other matters because you have failed to provide instructions, a “broker non-vote” occurs with respect to these other matters.

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What shares am I entitled to vote?

If you are a PG&E Corporation registered shareholder, you are entitled to vote all the shares of PG&E Corporation common stock in your account as of the close of business on March 31, 2017 (the “record date”). If you are a Utility registered shareholder, you are entitled to vote all the shares of Utility preferred stock in your account as of the record date.

If you are a registered holder of both PG&E Corporation common stock and Utility preferred stock, you are entitled to vote separately on each company’s proposals. If you receive more than one copy of the Notice of Internet Availability or more than one Proxy Card for either company, it means that your shares are held in more than one account. You should vote the shares in all of your accounts.

How many copies of the Proxy Statement and the 2016 Annual Report (together, the “2017 Proxy Materials”) will I receive?

Registered Holders and 401(k) Plan Participants

You will receive one Notice of Internet Availability for each account, unless you have requested paper copies of the proxy materials, in which case you will receive one copy of the 2017 Proxy Materials for each account.

Beneficial Owners

If you receive your proxy materials through Broadridge Investor Communication Solutions (“Broadridge”), and there are multiple beneficial owners at the same address, you may receive fewer Notices of Internet Availability or fewer copies of the 2017 Proxy Materials than the number of beneficial owners at that address. SEC rules permit Broadridge to deliver only one Notice of Internet Availability or only one copy of the 2017 Proxy Materials to multiple beneficial owners sharing an address, unless the applicable company receives contrary instructions from any beneficial owner at that address.

If you receive your proxy materials through Broadridge and (1) you currently receive only one copy of the Notice of Internet Availability or only one copy of the 2017 Proxy Materials at a shared address but you wish to receive an additional copy of the Notice of Internet Availability or of the 2017 Proxy Materials or any future notices or proxy materials, or (2) you share an address with other beneficial owners who also receive their separate notices of Internet availability or proxy materials through Broadridge and you wish to request delivery of a single copy of any notice of Internet availability or of the proxy materials to the shared address in the future, please contact the office of the Corporate Secretary of PG&E Corporation or Pacific Gas and Electric Company, as appropriate, at 77 Beale Street, P.O. Box 770000, San Francisco, California 94177, or call 1-415-973-8200.

Are proxy materials for the 2017 Annual Meetings available online?

Yes. You can go online at investor.pgecorp.com/financials/annual-reports-and-proxy-statements to access the 2017 Proxy Materials.

What if I submit my Proxy but I do not specify how I want my shares voted?

For PG&E Corporation’s registered shareholders, the Corporation’s proxy holders will vote your shares in accordance with the Corporation Board’s recommendations, which are as follows: “For” each of the nominees for director, “For” Item Nos. 2 and 3, “1 Year” for Item No. 4, and “Against” Item No. 5. For the Utility’s registered shareholders, the Utility’s proxy holders will vote your shares in accordance with the Utility Board’s recommendations, which are as follows: “For” each of the nominees for director, “For” Item Nos. 2 and 3, and “1 Year” for Item No. 4.

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Can I change my vote?

If your shares are registered to you directly, you can change your vote or revoke your Proxy any time before it is exercised by doing one of the following before the applicable deadline: (1) returning a signed Proxy Card with a later date, (2) entering a new vote over the Internet or by telephone, (3) notifying the Corporate Secretary of PG&E Corporation or the Utility, as appropriate, in writing, or (4) submitting a written ballot at the annual meetings.

If you are a participant in a 401(k) Plan, you may change your vote at any time prior to 6:00 a.m., Eastern time, on Wednesday, May 24, 2017. The last vote that the 401(k) Plan trustee receives from you within this timeframe will be the vote that is counted. Participants in a 401(k) Plan are not eligible to vote in person at the 2017 Annual Meetings.

If your shares otherwise are not registered to you directly but are registered in the name of your nominee (such as a broker, bank, trustee, or other third party), follow the instructions provided by your nominee to change your vote or revoke your voting instructions.

What if I do not submit my Proxy or Voting Instruction Card?

If you are a registered shareholder, your shares will not be voted if you do not submit your Proxy or vote in person at the 2017 Annual Meetings. If you are a participant in a 401(k) Plan, your shares will not be voted if you do not submit your Voting Instruction Card. If you hold your shares through a broker (or other intermediary), your broker may vote your shares in the broker’s discretion, as discussed above under “What is a broker non-vote?”

Is my vote confidential?

PG&E Corporation and the Utility each have adopted a confidential voting policy under which shareholder votes are revealed only to a non-employee proxy tabulator or an independent inspector of election, except (1) as necessary to meet legal requirements, (2) in a dispute regarding authenticity of proxies and ballots, (3) in the event of a proxy contest if the other party does not agree to comply with the confidential voting policy, and (4) where disclosure may be necessary for either company to assert or defend claims. The policy allows the companies to engage shareholders, and to directly or indirectly (1) accept voting information that is voluntarily provided by shareholders, or (2) request and obtain final shareholder voting information that is or will be publicly disclosed pursuant to law, regulation, or similar requirements.

Who will count the votes?

Corporate Election Services will act as the proxy tabulators and the inspectors of election for the 2017 Annual Meetings. Corporate Election Services is independent of PG&E Corporation and the Utility and the companies’ respective directors, officers, and employees.

How many shares are entitled to vote at the 2017 Annual Meetings?

As of the record date, there were 510,610,267 shares of PG&E Corporation common stock, without par value, outstanding and entitled to vote. Each share is entitled to one vote.

As of the record date, there were 10,319,782 shares of Utility preferred stock, $25 par value, and 264,374,809 shares of Utility common stock, $5 par value, outstanding and entitled to vote. Each share is entitled to one vote.

May I attend the 2017 Annual Meetings?

Only PG&E Corporation and Utility shareholders who held shares as of the proxy record date (March 31, 2017), or their duly appointed Proxies, may attend the 2017 Annual Meetings. If you plan to attend the meeting, you must:

•	Present a government-issued photo identification at the 2017 Annual Meetings, such as a driver’s license, state-issued ID card, or passport, and

•	Establish proof of ownership using one of the following permitted methods:

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Registered Shareholders	Any one of the following:
	•	Registered Shareholder List: Your name will be verified against our list of registered shareholders as of the record date;
	•	Notice of Internet Availability: You may present the Notice of Internet Availability that you received in the mail containing your name, address, and valid control number; or
	•	Proxy Card: You may present the Proxy Card that you received in the mail, or if you have already voted and returned your Proxy Card, the top portion of the Proxy Card marked “2017 Annual Shareholders Meeting Admission Ticket.”
Beneficial Owners through a 401(k) Plan	Any one of the following:
	•	Shareholder List: Your name will be verified against PG&E Corporation’s list of shareholders provided by the 401(k) Plan trustee (Fidelity) as of the record date;
	•	Notice of Internet Availability: You may present the Notice of Internet Availability that you received in the mail containing your name, address, and valid control number; or
	•	Voting Instruction Card: You may present the top portion of the Voting Instruction Card that you received in the mail showing your name, address, and valid control number.
Other Beneficial Owners	Any one of the following:
	•	Account Statement: You may present a copy of your March 2017 brokerage or bank account statement showing that you owned PG&E Corporation or Utility stock as of the record date;
	•	Notice of Internet Availability: You may present the Notice of Internet Availability that you received in the mail containing your name, address, and valid control number;
	•	Voting Instruction Card: You may present the Voting Instruction Card that you received in the mail showing your name, address, and valid control number;
	•	Legal Proxy: You may present a valid legal proxy from your broker, bank, trustee, or nominee holding your shares, containing your name, address, and valid control number; or
	•	Letter from Intermediary: You may present a letter from the broker, bank, trustee, or nominee holding your shares, confirming that you owned PG&E Corporation or Utility stock as of the record date.

If a registered shareholder chooses to appoint a legal proxy to attend the meeting and vote their shares on their behalf, the shareholder must provide advance written notice to the Corporate Secretary of PG&E Corporation or the Utility, as appropriate. The notice must include the name and address of the legal proxy, and must be received at the principal executive office of the applicable company by 5:00 p.m., Pacific time, on May 23, 2017. We recommend that shareholders send their notice using a delivery method that indicates when the notice was received at the principal executive office of the applicable company.

May I bring a guest to the 2017 Annual Meetings?

Each registered shareholder or beneficial owner may bring either a spouse or a domestic partner as their guest to the 2017 Annual Meetings.

How will the 2017 Annual Meetings be conducted?

The Executive Chair of the Board of PG&E Corporation or his designee will preside over the 2017 Annual Meetings and will make any and all determinations regarding the conduct of the meetings.

All items of business described in this Proxy Statement will be deemed presented at the 2017 Annual Meetings.

There will be a general question and answer period. Questions and comments should pertain to corporate performance, items for consideration at the 2017 Annual Meetings, or other matters of interest to shareholders generally. The meetings are not a forum to present general economic, political, or other views that are not directly related to the business of the Corporation or the Utility.

Shareholders will be recognized on a rotating basis. When you are called upon, please direct your questions and comments to the individual chairing the meetings. Each person called upon during the meetings will have a maximum of three minutes on any one question or comment.

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Can shareholders introduce other proposals (including director nominations) during the 2017 Annual Meetings?

The Bylaws of PG&E Corporation and the Utility each require advance written notice of the intention to introduce a shareholder proposal or bring other matters for action (including introducing nominees for director) at an annual meeting. The notice for proposals and other matters to be considered by shareholders at the 2017 Annual Meetings must have been received at the principal executive office of the applicable company no earlier than January 23, 2017 and no later than 5:00 p.m., Pacific time, on February 23, 2017. The companies did not receive timely advance written notice of any shareholder matters that will be introduced at the 2017 Annual Meetings.

How much will this Proxy solicitation cost?

PG&E Corporation and the Utility hired D.F. King to assist in the distribution of proxy materials and solicitation of votes. The estimated fee is $17,000 plus reasonable out-of-pocket expenses. In addition, the Corporation and the Utility will reimburse brokerage houses and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. The solicitation of Proxies also may be made in person, by telephone, or by electronic communications by the companies’ respective directors, officers, and employees, who will not receive additional compensation for those solicitation activities.

2018 Annual Meetings

What is the date of the 2018 annual meetings?

PG&E Corporation and the Utility currently anticipate that the date of their 2018 annual meetings will be roughly one year after the date of the 2017 Annual Meetings. Exact dates will be communicated to shareholders in the proxy materials for that meeting.

Can I submit nominees for inclusion in proxy materials for the 2018 annual meetings?

PG&E Corporation recently amended its Bylaws to include proxy access provisions. Under these provisions, shareholders of PG&E Corporation who meet the requirements set forth in the Bylaws may submit director nominations for inclusion in the Corporation’s proxy materials. Proxy access nominations for the Corporation’s 2018 annual meeting must be provided to the PG&E Corporation Corporate Secretary no earlier than November 19, 2017 and no later than December 19, 2017, and must meet all requirements set forth in the Bylaws. However, if the Corporation’s 2018 annual meeting is scheduled on a date that is more than 30 days before or after the anniversary date of the 2017 annual meeting, a proxy access nomination for the 2018 meeting generally will be timely if it is received no later than the close of the business on the date that is 180 days prior to the 2018 annual meeting date or the 10th day after the date on which the date of the 2018 annual meeting is disclosed, whichever is later. The Utility did not adopt proxy access bylaw provisions, given the fact that over 95 percent of the Utility’s common stock is held by PG&E Corporation; no Utility shareholders may submit director nominations via proxy access.

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Can shareholders introduce proposals (other than proxy access proposals, but including director nominations) during the 2018 annual meetings?

If you are a shareholder of PG&E Corporation or the Utility and would like to introduce a proposal or other business during that company’s 2018 annual meeting, each company’s Bylaws require that your proper advance written notice of the matter be received at the principal executive office of the applicable company no earlier than January 30, 2018 and no later than 5:00 p.m., Pacific time, on March 1, 2018. However, if the 2018 annual meeting of either company is scheduled on a date that differs by more than 30 days from the anniversary date of the 2017 annual meetings, your notice will be timely if it is received no later than the 10th day after the date on which that company publicly discloses the date of its 2018 annual meeting. You must also provide information regarding your proposal, and satisfy other requirements as set forth in the applicable company’s Bylaws.

If your proposal involves nominating an individual for director during the annual meetings, certain additional information regarding the nominees and the nomination must be provided in your advance written notice regarding the nominee. For more information on the director nomination process, see page 24.

What is the submission deadline if I want my shareholder proposal to be included in the proxy statement for the 2018 annual meetings?

If you would like to submit a proposal to be included in the proxy statement for PG&E Corporation’s or the Utility’s 2018 annual meeting pursuant to SEC Rule 14a-8, the applicable company’s Corporate Secretary must receive your proposal no later than December 19, 2017.

How and where can I make a submission?

If you wish to submit advance notice of any business to be brought before the 2018 annual meetings (including notice of any proxy access nominees), or a shareholder proposal for inclusion in the 2018 joint proxy statement, you may submit such notice or proposal via e-mail, fax, or U.S. mail (all shown below). If you submit a notice or proposal via U.S. mail, we recommend that you use a delivery method that indicates when your submission was received at the principal executive office of the applicable company.

E-Mail: CorporateSecretary@pge.com

Fax: 415-973-8719

U.S. Mail:

Office of the Corporate Secretary

PG&E Corporation/Pacific Gas and Electric Company

P.O. Box 770000

San Francisco, California 94177

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Location of the 2017 Annual Meetings

The 2017 annual meetings of PG&E Corporation and Pacific Gas and Electric Company (together, “PG&E”) will be held concurrently on Tuesday, May 30, 2017, at 10:00 a.m., at the PG&E headquarters, located at 77 Beale Street in downtown San Francisco, California. Entry to the meetings will be through the atrium on Beale Street, between Market Street and Mission Street.

The meetings are easily accessible using public transportation. If you are traveling by MUNI or BART, exit at the Embarcadero station.

There is no parking available at the PG&E headquarters. Parking is available at public garages in the area. Directions are provided below for shareholders driving to the meetings.

Please note that the following items will not be allowed in the meetings: cameras, video or tape recorders, and other electronic recording devices, or any other items that might be disruptive or pose a safety or security risk. For your protection, all purses, briefcases, backpacks, and packages will be subject to inspection. Photography and video/audio recording are not permitted at the meetings.

Assistive listening devices will be available at the meetings.

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PG&E Corporation
c/o Corporate Election Services
PO Box 1150
Pittsburgh, PA 15230-1150

VOTE BY TELEPHONE

Have your proxy card available when you call the **toll-free number 1-888-693-8683** using a touch-tone phone, and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website **www.cesvote.com**, and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign, and date your proxy card, and return it in the **postage-paid envelope** provided or mail it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230-1150.

You can view the Joint Proxy Statement and the 2016 Joint Annual Report to Shareholders on the Internet at: http://investor.pgecorp.com/financials/annual-reports-and-proxy-statements

Vote by Telephone	Vote by Internet	Vote by Mail
Call **toll-free** using a touch-tone phone: **1-888-693-8683**	Access the **website** and cast your vote: **www.cesvote.com**	Return your proxy card in the **postage-paid** envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m., Eastern time, on Tuesday, May 30, 2017, to be counted in the final tabulation.
If you vote by telephone or Internet, please do not send your proxy card by mail.

→

Proxy card must be signed and dated below.
↓ Please fold and detach card at perforation before mailing. ↓

PG&E CORPORATION — PROXY CARD

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on May 30, 2017.

The undersigned hereby appoints Anthony F. Earley, Jr., Geisha J. Williams, and Linda Y.H. Cheng, or any of them severally, proxies of the undersigned, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders of PG&E Corporation, to be held at the PG&E Corporation headquarters, 77 Beale Street, San Francisco, California, on Tuesday, May 30, 2017, at 10:00 a.m., and at any adjournment or postponement thereof, as indicated on this proxy card, and in their discretion to the extent permitted by law, upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.

Signature ______________________

Signature ______________________

Date: ______________________, 2017

Please sign exactly as name(s) appears on this card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

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2017 ANNUAL MEETING OF SHAREHOLDERS ADMISSION TICKET

PG&E Corporation headquarters

77 Beale Street

San Francisco, California

Tuesday, May 30, 2017, at 10:00 a.m.

Doors open at 9:00 a.m. You may bypass the shareholder registration area and present this ticket at the entrance to the meeting room.

Note: Shareholders will be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the meeting.

Assistive listening devices will be available at the meeting.

↑ **Please fold and detach ticket at perforation.** ↑

YOUR VOTE IS IMPORTANT!

As an alternative to completing and mailing the proxy card below, you may submit your proxy and voting instructions over the Internet at www.cesvote.com or by touch-tone telephone at 1-888-693-8683. Please have your proxy card in hand when submitting your voting instructions over the Internet or by telephone. These Internet and telephone voting procedures comply with California law. If you do not vote by telephone or Internet, please mark, sign, and date the proxy card, and return it promptly in the postage-paid envelope provided so that your shares may be represented at the meeting.

Proxy card must be signed and dated on the reverse side.

↓ **Please fold and detach card at perforation before mailing.** ↓

PG&E CORPORATION — PROXY CARD

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If you sign but do not otherwise complete the proxy card, this proxy will be voted FOR Items 1, 2, and 3, 1 YEAR on Item 4, and AGAINST Item 5.**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MANAGEMENT ITEMS 1, 2, AND 3, AND 1 YEAR ON ITEM 4.

1. Election of Directors

Nominees are:

Nominee	FOR	AGAINST	ABSTAIN	Nominee	FOR	AGAINST	ABSTAIN
(1) Lewis Chew	☐	☐	☐	(8) Forrest E. Miller	☐	☐	☐
(2) Anthony F. Earley, Jr.	☐	☐	☐	(9) Eric D. Mullins	☐	☐	☐
(3) Fred J. Fowler	☐	☐	☐	(10) Rosendo G. Parra	☐	☐	☐
(4) Jeh C. Johnson	☐	☐	☐	(11) Barbara L. Rambo	☐	☐	☐
(5) Richard C. Kelly	☐	☐	☐	(12) Anne Shen Smith	☐	☐	☐
(6) Roger H. Kimmel	☐	☐	☐	(13) Geisha J. Williams	☐	☐	☐
(7) Richard A. Meserve	☐	☐	☐				

2. Ratification of Appointment of the Independent Registered Public Accounting Firm .... ☐ FOR ☐ AGAINST ☐ ABSTAIN
3. Advisory Vote to Approve the Company's Executive Compensation .... ☐ FOR ☐ AGAINST ☐ ABSTAIN
4. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation ...... ☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST SHAREHOLDER ITEM 5.

5. Shareholder Proposal: Customer Approval of Charitable Giving Program .... ☐ FOR ☐ AGAINST ☐ ABSTAIN

IMPORTANT—THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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PG&E Corporation
c/o Corporate Election Services
PO Box 1150
Pittsburgh, PA 15230-1150

VOTE BY TELEPHONE

Have your voting instruction card available when you call the **toll-free number 1-888-693-8683** using a touch-tone phone, and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your voting instruction card available when you access the website **www.cesvote.com**, and follow the simple instructions to record your vote.

VOTE BY MAIL

Please mark, sign, and date your voting instruction card, and return it in the **postage-paid envelope** provided or mail it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

You can view the Joint Proxy Statement and the 2016 Joint Annual Report on the Internet at: http://investor.pgecorp.com/financials/annual-reports-and-proxy-statements

Vote by Telephone	Vote by Internet	Vote by Mail
Call **toll-free** using a touch-tone phone: **1-888-693-8683**	Access the **website** and cast your vote: **www.cesvote.com**	Return your voting instruction card in the **postage-paid** envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m., Eastern time, on Wednesday, May 24, 2017, to be counted in the final tabulation.
If you vote by telephone or Internet, please do not send your voting instruction card by mail.

➔

Voting instruction card must be signed and dated below.
Please fold and detach card at perforation before mailing.

PG&E CORPORATION — VOTING INSTRUCTION CARD

To Fidelity Management Trust Company, Trustee:

Pursuant to the provisions of PG&E Corporation's Retirement Savings Plan and Retirement Savings Plan for Union-Represented Employees, you are instructed to vote the shares of PG&E Corporation common stock attributable to my Plan account as of March 31, 2017 at the Annual Meeting of Shareholders of PG&E Corporation to be held on Tuesday, May 30, 2017, and at any adjournment or postponement thereof, as indicated on this voting instruction card, and upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.

To participants in the Retirement Savings Plan and the Retirement Savings Plan for Union-Represented Employees:

If you sign but do not otherwise complete the card, you will be instructed the Trustee to vote all shares in accordance with the recommendations of the PG&E Corporation Board of Directors.

Signature

Date: ______________________, 2017

Please sign exactly as name appears on this card.

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TO PARTICIPANTS IN THE RETIREMENT SAVINGS PLAN AND THE RETIREMENT SAVINGS PLAN FOR UNION-REPRESENTED EMPLOYEES:

As a participant, you are entitled to direct the Trustee how to vote your shares of PG&E Corporation common stock attributable to your account.

The voting instruction card below is provided for your use in giving the Trustee confidential instructions to vote stock held in your Plan account at PG&E Corporation's Annual Meeting of Shareholders on Tuesday, May 30, 2017. You have one vote for each share of PG&E Corporation common stock attributable to your account as of March 31, 2017. Enclosed is a Joint Proxy Statement that sets forth the business to be conducted at the meeting. Please mark your instructions on the card below, and sign, date, and return it in the postage-paid envelope provided.

As an alternative to completing and mailing the voting instruction card, you may submit your voting instructions over the Internet at **www.cesvote.com** or by touch-tone telephone at **1-888-693-8683.** Please have your voting instruction card in hand when submitting your voting instructions over the Internet or by telephone. These Internet and telephone voting procedures comply with California law. Participants who also own stock outside the Plan will receive a separate proxy card or voting instruction card for those shares.

If you do not return your card, if it is not signed and dated, or if you do not otherwise provide voting directions via telephone or the Internet, the Trustee will not vote the shares attributable to your Plan account.

Voting instruction card must be signed and dated on the reverse side.
↓ Please fold and detach card at perforation before mailing. ↓

PG&E CORPORATION **VOTING INSTRUCTION CARD**

This card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If you sign but do not otherwise complete the voting instruction card, you will be instructing the Trustee to vote all shares in accordance with the recommendations of the Board of Directors.**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MANAGEMENT ITEMS 1, 2, AND 3, AND 1 YEAR ON ITEM 4.

1. Election of Directors

Nominees are:

Nominee	FOR	AGAINST	ABSTAIN	Nominee	FOR	AGAINST	ABSTAIN
(1) Lewis Chew	❑	❑	❑	(8) Forrest E. Miller	❑	❑	❑
(2) Anthony F. Earley, Jr.	❑	❑	❑	(9) Eric D. Mullins	❑	❑	❑
(3) Fred J. Fowler	❑	❑	❑	(10) Rosendo G. Parra	❑	❑	❑
(4) Jeh C. Johnson	❑	❑	❑	(11) Barbara L. Rambo	❑	❑	❑
(5) Richard C. Kelly	❑	❑	❑	(12) Anne Shen Smith	❑	❑	❑
(6) Roger H. Kimmel	❑	❑	❑	(13) Geisha J. Williams	❑	❑	❑
(7) Richard A. Meserve	❑	❑	❑				

2. Ratification of Appointment of the Independent Registered Public Accounting Firm .... ❑ FOR ❑ AGAINST ❑ ABSTAIN
3. Advisory Vote to Approve the Company's Executive Compensation .... ❑ FOR ❑ AGAINST ❑ ABSTAIN
4. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation .... ❑ 1 YEAR ❑ 2 YEARS ❑ 3 YEARS ❑ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST SHAREHOLDER ITEM 5.

5. Shareholder Proposal: Customer Approval of Charitable Giving Program .... ❑ FOR ❑ AGAINST ❑ ABSTAIN

IMPORTANT—THIS VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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PG&E CORPORATION **PROXY CARD**

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders on May 30, 2017.

The undersigned hereby appoints Anthony F. Earley, Jr., Geisha J. Williams, and Linda Y.H. Cheng, or any of them severally, proxies of the undersigned, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders of PG&E Corporation, to be held at the PG&E Corporation headquarters, 77 Beale Street, San Francisco, California, on Tuesday, May 30, 2017, at 10:00 a.m., and at any adjournment or postponement thereof, as indicated on this proxy card, and in their discretion to the extent permitted by law, upon all motions and resolutions which may properly come before said meeting and any adjournments or postponements thereof.

____
Signature

____
Signature

Date: ______________________________, 2017

Please sign exactly as name(s) appears on this card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

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PG&E CORPORATION **PROXY CARD**

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If you sign but do not otherwise complete the proxy card, this proxy will be voted FOR Items 1, 2, and 3, 1 YEAR on Item 4, and AGAINST Item 5.**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MANAGEMENT ITEMS 1, 2, AND 3, AND 1 YEAR ON ITEM 4.

1. Election of Directors

Nominees are:

	FOR	AGAINST	ABSTAIN
(1) Lewis Chew	❑	❑	❑
(2) Anthony F. Earley, Jr.	❑	❑	❑
(3) Fred J. Fowler	❑	❑	❑
(4) Jeh C. Johnson	❑	❑	❑
(5) Richard C. Kelly	❑	❑	❑
(6) Roger H. Kimmel	❑	❑	❑
(7) Richard A. Meserve	❑	❑	❑
(8) Forrest E. Miller	❑	❑	❑
(9) Eric D. Mullins	❑	❑	❑
(10) Rosendo G. Parra	❑	❑	❑
(11) Barbara L. Rambo	❑	❑	❑
(12) Anne Shen Smith	❑	❑	❑
(13) Geisha J. Williams	❑	❑	❑

2. Ratification of Appointment of the Independent Registered Public Accounting Firm .... ❑ FOR ❑ AGAINST ❑ ABSTAIN
3. Advisory Vote to Approve the Company's Executive Compensation .... ❑ FOR ❑ AGAINST ❑ ABSTAIN
4. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation .... ❑ 1 YEAR ❑ 2 YEARS ❑ 3 YEARS ❑ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST SHAREHOLDER ITEM 5.

5. Shareholder Proposal: Customer Approval of Charitable Giving Program .... ❑ FOR ❑ AGAINST ❑ ABSTAIN

IMPORTANT—THIS PROXY CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE.